UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

STEPSTONE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 15, 2024

StepStone Group Inc.

277 Park Avenue, 45th Floor

New York, NY 10172

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

May [13], 2024

4:30 p.m. Eastern Time

www.proxydocs.com/STEP

To Our Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders of StepStone Group Inc. (“StepStone” or the “Company”) on May [13], 2024, at 4:30 p.m., Eastern Time, online via live audio webcast by visiting www.proxydocs.com/STEP (the “Special Meeting”) for the following purposes:

1. To approve, for purposes of complying with NASDAQ Listing Rule 5635, the issuance of shares of the Company’s Class A common stock issuable pursuant to the terms of the Transaction Agreements, each dated February 7, 2024 (the “Transaction Agreements”), between the Company and the other parties thereto, or related exchange agreement (“Proposal 1” or the “Nasdaq Proposal”); and

2. To transact other such business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Company’s Board of Directors (the “Board”) believes that the approval of the Nasdaq Proposal is advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR the proposal.

We will hold the Special Meeting as a virtual meeting held entirely over the internet. We believe that conducting the Special Meeting as a virtual meeting is the right choice for StepStone as it provides expanded stockholder access regardless of the location of the Special Meeting or resources available to stockholders, may improve communications, and allows the participants to attend the Special Meeting conveniently from any location.

Stockholders of record as of the close of business on March [22], 2024 are entitled to notice of, and, as described in this paragraph, to vote at, the Special Meeting, or any adjournment or postponement thereof. Holders of our Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of our Class B common stock are currently entitled to five votes for each share held of record on all matters submitted to a vote of stockholders. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters presented to our stockholders for their vote or approval, except as otherwise required by applicable law.

As permitted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement and a form of proxy card or voting instruction card (together, the “proxy materials”). The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials. If you elect to receive a paper copy, our proxy materials will be mailed to you. This distribution process is more resource and cost-efficient. The Notice is first being mailed, and the proxy materials are expected to be made available, to our stockholders on or about [__], 2024.

All stockholders are cordially invited to attend our Special Meeting, conducted virtually via live audio webcast at www.proxydocs.com/STEP. You will be able to attend the Special Meeting online and submit questions during the meeting by visiting www.proxypush.com/STEP. You will also be able to vote your shares electronically at the Special Meeting by visiting www.proxypush.com/STEP and clicking the appropriate link from the Special Meeting platform. During the ten days prior to the Special Meeting, a list of stockholders of record will be available at our principal executive offices located at 277 Park Avenue, 45th Floor, New York, New York 10172.

To attend the Special Meeting, vote, or submit questions during the Special Meeting, you must first register for the Special Meeting in advance by visiting www.proxydocs.com/STEP. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the Special Meeting. For additional details, see “—How can I attend, participate in and vote at the Special Meeting online?” in the “Information About the Special Meeting and Voting” section below. This proxy statement provides detailed information about the Special Meeting. We encourage you to read this proxy statement carefully and in its entirety. When accessing our Special Meeting, please allow ample time for online check-in, which will begin at 4:15 p.m. Eastern Time on [13], 2024. If you experience technical difficulties during the check-in process or during the Special Meeting, please call the phone number provided in your confirmation email for assistance.

Your vote is important. Regardless of whether you participate in the Special Meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy or voting instruction card ensures your representation at the Special Meeting regardless of whether you attend our virtual Special Meeting online.

By Order of the Board of Directors,

Jennifer Y. Ishiguro

Chief Legal Officer & Secretary New

York, NY

[___], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY [13], 2024

The notice and the proxy statement are available at www.proxydocs.com/STEP.

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1 – APPROVAL OF THE ISSUANCE OF SHARES OF OUR CLASS A COMMON STOCK UPON EXCHANGE OF CERTAIN UNITS, IN ACCORDANCE WITH NASDAQ LISTING RULES	5
BENEFICIAL OWNERSHIP OF SECURITIES	9
OTHER MATTERS	12

Other Business	12

Submission of Stockholder Proposals for the 2024 Annual Meeting	12

Householding Information	12

Where You Can Find More Information	13

APPENDICES

Appendix A – Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Group Real Estate LP, Jeffrey Giller, solely in his capacity as a seller representative, and the seller parties signatory thereto

A-1

Appendix B – Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Group Real Assets LP, James O’Leary, solely in his capacity as a seller representative, and the seller parties signatory thereto

B-1

Appendix C – Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Europe Limited, Swiss Capital Alternative Investments AG, Marcel Schindler, solely in his capacity as a seller representative, and SC Partner LP

C-1

Appendix D – Support Agreement, dated February 7, 2024, by and among the Class B Committee and the Company	D-1

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including the risk factors that we identify in our SEC filings, and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This proxy statement is being provided to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held on May [13], 2024 at 4:30 p.m. Eastern Time, or at any adjournments or postponements thereof.

1.	Where is the Special Meeting being held?

Our Board has determined that the Special Meeting should be held online via live audio webcast at www.proxydocs.com/STEP in order to permit stockholders from any location with access to the Internet to participate.

2.	What proposal will be addressed at the Special Meeting?

Stockholders will be asked to consider the following proposal at the Special Meeting:

1.

To approve, for purposes of complying with NASDAQ Listing Rule 5635, the issuance of shares of the Company’s Class A common stock pursuant to the terms of the Transaction Agreements dated February 7, 2024, or related exchange agreement (“Proposal 1” or the “Nasdaq Proposal”).

Additionally, stockholders are entitled to vote on such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof. We are not aware of any matters to be voted on by stockholders at the Special Meeting other than those included in these proxy materials. If any matter is properly presented at the Special Meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.

3.	Who can vote at the Special Meeting?

Stockholders of record as of the close of business on March [22], 2024, the record date, are entitled to participate in and vote at the Special Meeting. Pursuant to our amended and restated certificate of incorporation (the “certificate of incorporation”), holders of our (i) Class A common stock are entitled to one vote per share on all matters submitted to a vote of stockholders; and (ii) Class B common stock are entitled to five votes per share on all matters submitted to a vote of stockholders. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement. Under certain circumstances in the future, the voting rights of the Class B common stock may change to one vote per share. Those circumstances, which are set out as a “Sunset” in our certificate of incorporation have not yet occurred.

As of the record date, there were 64,221,399 shares of our Class A common stock and 46,314,543 shares of our Class B common stock issued and outstanding. Pursuant to our certificate of incorporation, holders of Class A and Class B common stock are not entitled to cumulative voting.

4.	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record. If (i) your shares of Class A common stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC, or (ii) you hold shares of Class B common stock, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

•

Beneficial Owner of Shares Held in Street Name. If your shares of Class A common stock are held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each referred to as a “broker”), then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

5.	How can I attend, participate in and vote at the Special Meeting online?

Stockholders of record and beneficial owners of shares of our common stock as of the record date may attend and participate in the Special Meeting, including voting and asking questions during the virtual Special Meeting, by registering in advance of the Special Meeting at www.proxydocs.com/STEP.

The Special Meeting will begin at 4:30 p.m. Eastern Time on May [13], 2024. Access will begin at approximately 4:15 p.m. Eastern Time, and we encourage you to provide sufficient time before the Special Meeting begins to check in. As mentioned above, in order to attend the Special Meeting, you must register in advance of the meeting at www.proxydocs.com/STEP. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to enter your uniquely assigned control number at www.proxydocs.com/STEP as part of the registration process.

If you were a stockholder as of the close of business on March [22], 2024, the record date, you may vote shares held in your name as the stockholder of record or shares for which you are the beneficial owner but not the stockholder of record electronically during the Special Meeting through the online virtual Special Meeting platform by following the instructions provided when you log onto the online virtual Special Meeting platform. Before the Special Meeting, you may vote:

•	By mail, by completing, signing, and dating your proxy card (if applicable).

•	Online at www.proxypush.com/STEP

•	By telephone, at 1-866-307-0862.

Stockholders may submit questions during the Special Meeting at the meeting website. More information regarding the question and answer process, including the number and types of questions permitted, and how questions will be recognized and answered, will be available in the meeting rules of conduct, which will be posted on the Special Meeting platform. Technicians will be ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the virtual-only Special Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instruction email that you will receive upon registration for the Special Meeting.

Whether or not you plan to attend the Special Meeting online, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

6.	How does the Board recommend that I vote?

Our Board recommends that stockholders vote “FOR” the approval of the Nasdaq Proposal.

7.	How many votes must be present to hold the Special Meeting?

In order for us to conduct the Special Meeting, a quorum, consisting of a majority of the voting power of the stock outstanding and entitled to vote at the Special Meeting, must be present or represented by proxy.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining whether a quorum exists. Proxies submitted by brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for the proposal because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”), if any, are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders of record may in some cases vote your shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on the proposal unless you provide voting instructions. If a quorum is not present, the Special Meeting may be adjourned or postponed until a quorum is obtained.

8.	What is a proxy card?

The proxy card enables you to appoint Jason Ment, Jose Fernandez and Jennifer Ishiguro as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing such persons to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended that you complete and return your proxy card before the date of the Special Meeting in case your plans change. If a proposal comes up for vote at the Special Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

9.	Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide, or have not already provided, a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a broker. Brokers generally have the authority, but are not required, to vote shares not voted by customers on certain “routine” matters, and are prohibited from exercising discretionary authority on non-routine matters. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. There are only “non-routine” matters on the agenda for the Special Meeting. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.

10.	What vote is required for the Nasdaq Proposal?

Approval of the Nasdaq Proposal requires the affirmative vote of at least a majority of the voting power of the stock present or represented by proxy and entitled to vote on the subject matter, voting as a single class.

11.	Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may revoke your previously delivered proxy and vote again by signing and returning a new proxy card or voting instruction form with a later date or by attending the Special Meeting online and voting. Your attendance at the Special Meeting online will not automatically revoke your proxy unless you vote at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Legal Officer & Secretary at 277 Park Avenue, 45th Floor, New York, New York 10172, a written notice of revocation prior to the Special Meeting.

Please note, however, that if your shares are held of record by a broker, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

12.	What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” approval of the Nasdaq Proposal.

13.	Where do I find the voting results of the Special Meeting?

The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Special Meeting.

14.	Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

PROPOSAL 1 – APPROVAL OF THE ISSUANCE OF SHARES OF OUR CLASS A COMMON STOCK UPON EXCHANGE OF CERTAIN UNITS, IN ACCORDANCE WITH NASDAQ LISTING RULES

Background

As more fully described below, we are submitting this proposal to you in order to obtain stockholder authorization under Nasdaq Listing Rule 5635 (i) if, pursuant to the terms of the Transactions (as defined below), we issue shares of our Class A common stock (the “Shares”) in connection with the acquisition of another company’s stock or assets requiring stockholder approval under Nasdaq Listing Rule 5635(a); (ii) if issuance of the Shares in the Transactions constitute a change of control within the meaning of Nasdaq Listing Rule 5635(b); (iii) if issuance of the Shares in the Transactions is deemed equity compensation within the meaning of Nasdaq Listing Rule 5635(c); or (iv) if the Shares issued or issuable in the Transactions represents 20% or more of our outstanding common stock in a manner requiring stockholder approval under Nasdaq Listing Rule 5635(d).

Summary of the Transaction Agreements

On February 7, 2024, the Company and StepStone Group LP, a Delaware limited partnership (the “Partnership”) entered into three transaction agreements with the Company’s subsidiaries: SRE, SIRA and SPD (each, as defined below), that will enable the Company to own all of the outstanding equity interests of these subsidiaries (collectively, the “Transaction Agreements”):

•	a Transaction Agreement with StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), Jeffrey Giller, solely as Asset Class Head, and the sellers thereto (the “SRE Sellers”),

•	a Transaction Agreement with StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), James O’Leary, solely as Asset Class Head, and the sellers thereto (the “SIRA Sellers”), and

•

a Transaction Agreement with StepStone Europe Limited, a private limited liability company incorporated in England and a wholly-owned subsidiary of the Company, Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD” collectively with SRE and SIRA, the “Asset Class Entities”), Marcel Schindler, solely as Asset Class Head, and SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller” and collectively with the SRE Sellers and the SIRA Sellers, the “Sellers”).

The Transaction Agreements provide for, among other things and subject to the terms and conditions therein, the exchange of the Sellers’ equity interests in SRE, SIRA and SPD, as applicable, for a combination of (i) newly created Class D equity interests in the Partnership with terms substantially similar to the Partnership’s existing Class C Units, in the case of SRE and SIRA (the “Unit Consideration”) or Shares, in the case of SPD (such shares, the “SPD Stock Consideration”) and (ii) cash, in each case of clauses (i) and (ii) up to ten (10) annual exchanges (increased to up to fifteen (15) annual exchanges in certain circumstances in the case of the SIRA Sellers). The portion of the equity interests to be acquired in each annual exchange is set forth in an exchange schedule attached to each Transaction Agreement and is approximately 5% of each Asset Class Entity on each contemplated annual exchange date. The amount of consideration to be delivered will be calculated using exchange ratios determined each year based on a formula establishing an assumed value of each Asset Class Entity based on its estimated adjusted net income, relative to an adjusted trading multiple for the Shares relative to the Company’s estimated adjusted net income.

Pursuant to each Transaction Agreement, and subject to receipt of required regulatory and other approvals, the consideration for the first exchange will be calculated using a reference date of April 1, 2024 (the “Initial Reference Date”) and the first exchange will be consummated promptly following the Initial Reference Date upon the satisfaction or waiver of the conditions set forth in such Transaction Agreement applicable to the first exchange, including publication of the Company’s audited financial statements for the fiscal year ending March 31, 2024. The Transaction Agreements also provide for up to nine (9) subsequent annual exchanges (or up to fourteen subsequent exchanges in certain circumstances in the case of the SIRA Transaction Agreement), in each case with a calculation reference date of April 1 and consummation promptly following satisfaction or waiver of the conditions set forth in such Transaction Agreement, including delivery of audited financial statements of the Company. Each Transaction Agreement provides that beginning after the fifth annual exchange, future exchanges may be accelerated into one final exchange in certain circumstances.

The Company also has agreed in the Transaction Agreements to (i) enter into an exchange agreement (the “Exchange Agreement”) pursuant to which the Unit Consideration may be exchanged for the Shares (the “Exchange Consideration” and, together with the SPD Stock Consideration, the “Stock Consideration”) and (ii) enter into an amendment to its registration rights agreement on or prior to the closing of the first exchange to provide for the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Stock Consideration. The Transaction Agreements currently provide that no more than 75 million of the Shares will be issued as Stock Consideration, subject in certain circumstances to the Company’s option to increase such limit (the “Maximum Number of Shares”).

As used in this proxy statement, we use the term “Transactions” to refer to the transactions contemplated by the Transaction Agreements and the Exchange Agreement, including the issuance of shares of our Class A common stock to the SPD Sellers, the issuance of units of StepStone Group LP to the SRE Sellers and SIRA Sellers and the issuance of shares of our Class A common stock upon the exchange of such units. The consummation of the transactions contemplated by each Transaction Agreement is subject to customary conditions, including (i) the receipt of the approval of the Company’s stockholders at the special meeting to which this proxy statement relates; (ii) the receipt of required regulatory approval; (iii) the absence of any law or injunction preventing the consummation of the transactions contemplated by each Transaction Agreement; (iv) the completion of certain governance updates or reclassification transactions at the Asset Class Entities, and (v) the accuracy of the parties’ representations and warranties (subject to customary materiality qualifiers).

Each Transaction Agreement may be terminated by the parties to such Transaction Agreement under certain circumstances, including: (i) by mutual written consent of the Partnership, the Asset Class Head (or in the case of SPD, the SPD Seller) and the persons owning a majority of the equity interests of the Asset Class Entities (other than the Company and the Partnership) (the “Majority Holders”), and (ii) by either the Partnership or the Majority Holders, if any exchange has not occurred on or before the first anniversary of the applicable reference date (other than with respect to certain contemplated skipped exchanges).

Concurrently with the execution of the Transaction Agreements, the Class B Committee (the “Class B Committee”) under the Company’s Amended and Restated Stockholders Agreement, dated as of September 20, 2021, entered into a support agreement with the Company (the “Support Agreement”) pursuant to which the Class B Committee agreed to vote all of the shares of capital stock of the Company that the Class B Committee has a right to vote in favor of the transactions. The Support Agreement terminates upon the earliest to occur of (i) the receipt of the stockholders approval required by the Transaction Agreements, (ii) the closing of any exchange, (iii) the termination of any Transaction Agreement, and (iv) the mutual written consent of the parties. As of the record date, the Class B Committee had a right to vote a majority of the outstanding voting power of our common stock. As a result, we expect that at the Special Meeting a majority of votes will be cast in favor of the Nasdaq Proposal.

Why We Need Stockholder Approval

Our Class A common stock is listed on the Nasdaq Global Select Market of The Nasdaq Stock Market LLC (“Nasdaq”), and as a result, we are subject to Nasdaq’s Listing Rules. We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635 and to fulfill our obligations under the Transaction Agreements.

Rule 5635(a)

Nasdaq Listing Rule 5635(a) requires us to obtain stockholder approval prior to any issuance of our Class A common stock (or securities convertible into or exercisable or exchangeable for shares of our common stock) in connection with the acquisition of another company’s stock or assets if (i) the Class A common stock that we would be issuing in such transaction would (1) have voting power equal to or in excess of 20% of the voting power outstanding before such issuance or (2) would be equal to or in excess of 20% of the number of shares of common stock outstanding before such issuance or (ii) if any of our directors, officers or substantial stockholders have a 5% or greater interest, directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the potential issuance of common stock could result in an increase in outstanding shares or voting power of 5% or more.

Under the Transaction Agreements and the related exchange agreement, we will be obligated to issue shares of our Class A common stock in the Transactions, either upon the acquisition of equity interests in SPD or upon the exchange of Partnership units issued to acquire equity interests in SRE and SIRA, up to the Maximum Number of Shares. As a result, we have determined that stockholder approval may be required under Nasdaq Listing Rule 5635(a) for the issuance of such shares of Class A common stock.

Rule 5635(b)

Nasdaq Listing Rule 5635(b) requires us to obtain stockholder approval prior to an issuance of securities when such issuance would result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor or a group would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor or a group have a right to acquire is less than 20%.

Because the issuance of shares of our Class A common stock pursuant to the Transactions will occur over a period of up to 15 years, we do not know whether one or more of these issuances may be deemed to be a change in control under Nasdaq Listing Rule 5635(b), however if we issue the Maximum Number of Shares, it is possible this could deemed by Nasdaq to be a change of control. As a result, the Company is therefore seeking stockholder approval for purposes of complying with Nasdaq Rule 5635(b).

Rule 5635(c)

Nasdaq Listing Rule 5635(c) requires stockholder approval for the issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of Class A common stock may be acquired by officers, directors, employees or consultants of StepStone Group Inc. Substantially all of the equity holders of the Asset Class Entities are, and will continue to be, actively engaged in the business of such Asset Class Entities and may now or in the future be considered officers, directors, employees or consultants of StepStone Group Inc. or its affiliates and consolidated subsidiaries. We believe the issuance of shares of Class A common stock to these persons will be in exchange for their equity interests, and will not be equity compensation within the meaning of Rule 5635(c). However, Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of listed securities. If Nasdaq were to deem all or a portion of the issuances in the Transaction to be compensatory, we note that the number of shares of Class A common stock to be issued to each person will be determined based on a formula set forth in the Transaction Agreements and exchange agreement. We do not know what the ultimate number of such shares will be at the time of each closing or exchange, relative to the value of any equity interests we acquire in the Transactions. As a result, the Company is seeking stockholder approval of the issuances for purposes of complying with Nasdaq Rule 5635(c).

Rule 5635(d)

NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Class A common stock (or securities convertible into or exercisable or exchangeable for our Class A common stock) equal to 20% or more of our common stock or voting power outstanding before the issuance, unless sold at a price equal to or great than the Minimum Price (as defined in the Rule).

As described above, we do not know what number of shares of Class A common stock will be issued pursuant to the Transactions, nor we do we know the relative value of any equity interests we will acquire in the Transactions, however the Maximum Number of Shares exceeds 20% of more of our outstanding shares of common stock. As a result, the Company is seeking stockholder approval of the issuances for purposes of complying with Nasdaq Rule 5635(d).

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Transaction Agreements. The Transaction Agreements have already been executed. Additionally, the Class B Committee agreed to vote all of the shares of capital stock of the Company that the Class B Committee has a right to vote in favor in favor of the Transactions. However, the closing of the Transactions is conditioned upon receipt of the stockholder approval sought by this Proposal. The failure of our stockholders to approve this Proposal means that such condition will not be satisfied if the votes of the Class B Committee are insufficient to approve this Proposal. In that circumstance, we would not acquire the equity interests of the Asset Class Entities pursuant to the Transaction Agreements.

Reasons For Transactions and Potential Effects On Current Stockholders

Our Board has determined that the entry into the Transaction Agreements is in the best interests of the Company and its stockholders because it believes the Transactions are fair to the Company and would cause the Company to acquire all of the outstanding equity of the Asset Class Entities.

Our Class A common stock, if issued pursuant to the Transactions, would have the same rights and privileges as the shares of our currently authorized and outstanding Class A common stock. The issuance of such shares will not affect the rights of the holders of our outstanding Class A common stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Class A common stock or in greater price volatility. If our stockholders approve the Nasdaq Proposal, such shares, if issued, could constitute 20% or more of our outstanding shares of our common stock.

Vote Required

The Nasdaq Proposal requires the affirmative vote of at least a majority of the voting power of the stock present or represented by proxy and entitled to vote on the subject matter, voting as a single class. Abstentions will have the same effect as a vote “Against” on the outcome of the Nasdaq Proposal, and broker non-votes, if any, will have no effect on the Nasdaq Proposal.

Additional Information

The Transaction Agreements are attached hereto as Appendix A, Appendix B and Appendix C and the above summary of the Transaction Agreement is qualified in its entirety by the Transaction Agreements attached as Appendix A, Appendix B and Appendix C.

FOR	BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NASDAQ PROPOSAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of February 29, 2024 (or as of the date otherwise indicated below) regarding beneficial ownership by:

•	each person known to us to beneficially own more than 5% of any class of our outstanding common stock;

•	our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Unless otherwise noted, the mailing address of each listed beneficial owner is c/o StepStone Group Inc., 277 Park Avenue, 45th Floor, New York, New York 10172.

The number of shares beneficially owned by each entity or individual is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of April 29, 2024 (60 days after February 29, 2024) through the exercise of any stock options, through the vesting/settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after April 29, 2024. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse, as applicable) with respect to the shares set forth in the following table.

The number of shares of Class A common stock listed in the table below represents shares of Class A common stock directly owned, and assumes no exchange of Class B or Class C Partnership units for Class A common stock. Under certain exchange agreements, each Class B unitholder and Class C unitholder of the Partnership is entitled to have its Class B units or Class C units, as applicable, exchanged for Class A common stock of the Company on a one-for-one basis or, at our option, for cash.

In addition, members of our Class B Committee have the right to vote certain shares of Class A and Class B common stock held by anyone who is or becomes party to our Amended and Restated Stockholders Agreement, dated as of September 20, 2021 (the “Stockholders Agreement”) and may be deemed to be a beneficial owner of all securities held by the parties to the Stockholders Agreement.

The number of shares of Class A common stock and Class B common stock outstanding and percentage of beneficial ownership set forth below is computed on the basis of 64,221,399 shares of our Class A common stock and 46,314,543 shares of our Class B common stock issued and outstanding as of February 29, 2024.

	Class A common stock owned		Class B common stock owned		Total voting power in Company
Name of Beneficial Owner	Number	%	Number	%	%
Named Executive Officers and Directors:
Scott W. Hart(1)*	21,464	+	3,041,291	6.6%	5.1%
Jason P. Ment*	40,686	+	781,407	1.7%	1.3%
Jose A. Fernandez(2)*	8,920	+	5,360,828	11.6%	9.1%
David Y. Park	5,707	+	—	—	+
Michael I. McCabe(3)*	177,316	+	3,593,558	7.8%	6.1%
Monte M. Brem(4)*	—	—	2,905,953	6.3%	4.9%
Valerie G. Brown	9,795	+	—	—	+
David F. Hoffmeister	17,036	+	—	—	+
Thomas Keck(5)*	200,750	+	4,246,498	9.2%	7.2%

	Class A common stock owned		Class B common stock owned		Total voting power in Company
Name of Beneficial Owner	Number	%	Number	%	%
Steven R. Mitchell	27,500	+	—	—	+
Anne L. Raymond	14,993	+	—	—	+
All executive officers and directors as a group (11 persons)	524,167	+	19,929,535	43.0%	33.9%
Other 5% Beneficial Owners:
ARGO Holdings, LLC(6)	—	—	3,662,708	7.9%	6.2%
Sanford Energy, Inc.(6)	—	—	3,830,328	8.3%	6.5%
Thomas Alcott Bradley(7)	13,380	+	3,925,917	8.5%	6.6%
David Jeffrey	240,000	+	3,171,128	6.8%	5.4%
Mark Maruszewski(8)	41,667	+	3,766,096	8.1%	6.4%
James Lim(9)	5,956,228	9.3%	—	—	2.0%
C. Ashton Newhall(10)	3,249,179	5.1%	—	—	1.1%
Wellington Management Group LLP(11)	6.994,497	10.9%	—	—	6.4%
BlackRock, Inc.(12)	3,964,114	6.2%	—	—	1.3%
JPMorgan & Chase Co.(13)	3,412,981	5.3%	—	—	1.2%
The Vanguard Group(14)	5,270,144	8.2%	—	—	1.8%

+	Represents less than one percent.
*

Member of the Class B Committee. As of February 29, 2024, each member of the Class B Committee may be deemed to have beneficial ownership over 10,648,437 shares of Class A common stock and 38,188,695 shares of Class B common stock held by stockholders party to the Stockholders Agreement (inclusive of the shares listed in the table), which has been omitted from the table above (except to the extent listed).

(1)	Includes 3,041,291 Class B shares beneficially owned by a family trust.
(2)

Includes 3,755,328 Class B shares beneficially owned by a family trust and 1,605,500 Class B shares owned by Santaluz Capital Partners, LLC. Mr. Fernandez is a manager of Santaluz Capital Partners, LLC.

(3)	Includes 2,406,142 Class B shares owned directly by Mr. McCabe and 1,187,416 Class B shares beneficially owned by a family trust, for which Mr. McCabe’s spouse has sole voting power.
(4)	Shares owned by MMAR HNL, LLC. Mr. Brem is the manager of MMAR HNL, LLC.
(5)

Includes 200,750 Class A shares and 2,601,124 Class B shares beneficially owned by a family trust, in which Mr. Keck shares voting power with his spouse, and 1,645,374 Class B shares owned by Cresta Capital, LLC. Mr. Keck is a manager of Cresta Capital, LLC.

(6)

Based in part on information included in a Schedule 13D/A filed with the SEC on November 19, 2021 jointly by ARG Private Equity, LLC (formerly Argonaut Private Equity, LLC), ARGO Holdings, LLC, Sanford Energy, Inc., George B. Kaiser and Robert A. Waldo. As reported, Mr. Waldo is the manager and Vice President of ARG Private Equity LLC, an affiliate of ARGO Holdings LLC, and an adviser to Sanford Energy, Inc. and may be deemed to have voting and/or dispositive power over the shares. In addition, because ARGO Holdings LLC and Sanford Energy, Inc. are both affiliates of ARG Private Equity LLC, Mr. Waldo may be deemed to control Sanford Energy, Inc. and, therefore, may be deemed to be the beneficial owner of the shares held by Sanford Energy, Inc. Mr. Kaiser is the sole member of ARG Private Equity, LLC. In connection with the closing of the initial public offering of our Class A common stock, we effected certain reorganization transactions and, we entered into an Exchange Agreement with the direct partners of the Partnership, including ARGO Holdings, LLC and Sanford Energy, Inc., that entitles those partners (and certain permitted transferees thereof) to exchange their Class B units in the Partnership together with an equal number of shares of our Class B common stock for shares of our Class A common stock on a one-for-one basis or, at our election, for cash. As a result, ARG Private Equity, LLC and ARGO Holdings, LLC reported having sole voting and sole dispositive power over the 3,662,708 shares of our Class A common stock. Sanford Energy, Inc. reported having sole voting and sole dispositive power over 3,830,328 shares of our Class A common stock. Each of Mr. Kaiser and Mr. Waldo reported having shared voting and shared dispositive power over 3,830,328 shares of our Class A common stock, and Mr. Waldo reported having sole voting and sole dispositive power over 25,000 shares of our Class A common stock. Mr. Waldo disclaimed beneficial ownership of such securities, except to the extent of his actual pecuniary interest therein. The address for the reporting persons is 6733 South Yale Avenue, Tulsa, Oklahoma 74136.
(7)

Consists of 13,380 Class A shares and 3,134,235 Class B shares owned directly by Mr. Bradley, 678,942 Class B shares owned by Aftermath LLC and 112,740 Class B shares owned by LetMeGo LLC. Mr. Bradley is the managing member of Aftermath LLC and sole general managing member of LetMeGo LLC.

(8)

Consists of 41,667 Class A shares and 2,551,569 Class B shares owned directly by Mr. Maruszewski, 878,009 Class B shares owned by Sconset Union Capital, LLC and 336,518 Class B shares owned by Sconset Union Capital II, LLC. Mr. Maruszewski is the manager of Sconset Union Capital, LLC and Mr. Maruszewski’s spouse is manager of Sconset Union Capital II, LLC.

(9)

Consists of 5,847,124 Class A shares and 109,104 Class C units exchangeable into Class A shares owned by Sanctuary Bay LLC. Mr. Lim is the general manager of Sanctuary Bay LLC. Excludes 54,552 Class C units owned by Sanctuary Bay LLC, which are not exchangeable within 60 days of February 29, 2024.

(10)	Consists of 2,939,941 Class A shares owned by Muddy River LLC and 309,238 Class A shares held by Mr. Newhall’s family foundation. Mr. Newhall is the managing member of Muddy River LLC.
(11)

Based on information included in a Schedule 13G filed with the SEC on February 8, 2024 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP (the “Wellington Entities”). As disclosed therein, as of December 29, 2023, each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP reported having shared voting power over 6,026,512 shares of our Class A common stock and shared dispositive power over 6,994,497 shares of our Class A common stock. As of December 29, 2023, Wellington Management Company LLP reported having shared voting power over 6,020,492 shares of our Class A common stock and shared dispositive power over 6,721,993 shares of our Class A common stock. The address for the Wellington Entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(12)

Based on information included in a Schedule 13G/A filed with the SEC on January 29, 2024 by BlackRock, Inc. As disclosed therein, as of December 31, 2023, BlackRock, Inc. reported having sole voting power over 3,903,516 shares of our Class A common stock and sole dispositive power over 3,964,114 shares of our Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(13)

Based on information included in a Schedule 13G/A filed with the SEC on January 25, 2024 by JPMorgan & Chase Co. (“JPMorgan”). As disclosed therein, as of December 29, 2023, JPMorgan reported having sole dispositive power over 3,412,981 shares of our Class A common stock and sole voting power over 3,174,813 shares of our Class A common stock. The address for JPMorgan is 383 Madison Avenue, New York, NY 10179.

(14)

Based on information included in a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). As disclosed therein, as of December 29, 2023, Vanguard reported having sole dispositive power over 5,118,758 shares of our Class A common stock, shared dispositive power over 151,386 shares of our Class A common stock, and shared voting power over 101,797 shares of our Class A common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

OTHER MATTERS

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting or any adjournment or postponement thereof. If other matters do properly come before the Special Meeting, or at any such adjournment or postponement of the Special Meeting, we expect that shares of our common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Submission of Stockholder Proposals for the 2024 Annual Meeting

Rule 14a-8 Proposals. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company by email at shareholders@stepstonegroup.com or in writing, c/o our Chief Legal Officer & Secretary, at StepStone Group Inc. 277 Park Avenue, 45th Floor, New York, NY 10172 no later than the close of business on March 27, 2024.

Advance Notice Proposals and Nominations. In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an Annual Meeting of Stockholders (but not for inclusion in the proxy statement). Notice of a nomination or other proposal of business must be delivered to the Company by email at shareholders@stepstonegroup.com or in writing, c/o our Chief Legal Officer & Secretary, at StepStone Group Inc., 277 Park Avenue, 45th Floor, New York, NY 10172 no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, to be timely notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting of Stockholders, notice of a nomination or proposal must be delivered to us no earlier than the close of business on May 16, 2024 and no later than the close of business on June 15, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws (which includes information required under Rule 14a-19).

For purposes of these proposals, “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not the day is a business day.

Householding Information

Unless we have received contrary instructions, we may send a single copy of the Notice or this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should notify us by email at shareholders@stepstonegroup.com, by calling 212-351-6100 or in writing, c/o our Chief Legal Officer & Secretary, at StepStone Group Inc., 277 Park Avenue, 45th Floor, New York, New York 10172, to inform us of his or her request. If a broker holds the shares, the stockholder should contact such broker directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.

We will provide without charge to you, upon written or oral request, a copy of the Annual Report on Form 10-K for the fiscal year ended March 31, 2023, including the financial statements and schedules. Any requests for copies of information, reports or other filings with the SEC should be directed to the Chief Legal Officer & Secretary, StepStone Group Inc., 277 Park Avenue, 45th Floor, New York, New York 10172. The Annual Report and this proxy statement are also available online at https://shareholders.stepstonegroup.com/financial-information/sec-filings.

Appendix A

TRANSACTION AGREEMENT

by and among

STEPSTONE GROUP INC.,

STEPSTONE GROUP LP,

STEPSTONE GROUP REAL ESTATE LP,

JEFFREY GILLER, as the Asset Class Head,

AND

THE SELLERS NAMED HEREIN

Dated as of February 7, 2024

A-i

Annexes:

Annex A – Calculation of Exchange Value

Annex B – Required Regulatory Approvals

Annex C – Termination Acceleration Exchange

Annex D – Power of Attorney

Schedules:

Schedule A – Seller Exchange Schedule

Schedule B – Annual Exchange Schedule

Schedule C – Schedule of Sellers

Exhibits:

Exhibit A – Form of Exchange Agreement

Exhibit B – Form of Registration Rights Agreement

A-ii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of February 7, 2024, is by and among StepStone Group Inc., a Delaware corporation (“STEP”), StepStone Group LP, a Delaware limited partnership (“SSG”, and together with STEP, “StepStone”), StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), Jeffrey Giller, solely in his capacity as the representative of the Sellers under this Agreement (the “Asset Class Head”), and each equityholder of SRE identified as a Seller on Schedule C attached hereto (each, a “Seller”, and collectively, the “Sellers”, and together with STEP, SSG, SRE, the Asset Class Head, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, to support the ongoing operational integration of business practices and to enhance client and staff experiences at StepStone and SRE, the Parties desire to enter into this Transaction Agreement to facilitate the medium to long-term economic integration of the Parties;

WHEREAS, in furtherance of the purposes in the foregoing recital, the Parties intend for the Sellers to exchange, in a series of transactions, the Sellers’ equity interests in SRE for equity interests in SSG (or cash in lieu of a portion thereof) (collectively, the “Transactions”, and each such exchange, an “Exchange”);

WHEREAS, substantially concurrently with the execution and delivery of this Agreement, StepStone has separately entered into (i) a transaction agreement (the “SIRA Transaction Agreement”) with StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), certain equityholders of SIRA parties thereto (the “SIRA Sellers”) and the seller representative of SIRA (the “SIRA Asset Class Head”), and (ii) a transaction agreement (the “SPD Transaction Agreement”) with Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD”), SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller”), the seller representative of SPD (the “SPD Asset Class Head”) and StepStone Europe Limited, a private limited liability company incorporated in England;

WHEREAS, subject to the terms and conditions in this Agreement, including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined below), the Parties intend to consummate ten (10) annual Exchanges, with the first Exchange to be conducted with a reference date of April 1, 2024 (the “Initial Reference Date”) and to be consummated promptly following the Initial Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchange, and the nine (9) subsequent Exchanges to be conducted with a reference date of each of the nine (9) following anniversaries of the Initial Reference Date (such dates, together with the Initial Reference Date, each, a “Reference Date”) and to be consummated promptly following each applicable Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchanges;

WHEREAS, the Parties intend that, at the consummation of the tenth (10th) Exchange or the Acceleration Exchange (as defined below), SSG will own one hundred percent (100%) of all the outstanding equity interests of SRE currently not owned by SSG; and

WHEREAS, as a condition and inducement to STEP and SSG to enter into this Agreement and as a condition to each Closing, each Seller desires to, by executing this Agreement, enter into a Power of Attorney (as defined below) in the form attached hereto as Annex D, appointing the Asset Class Head and any other Person or Persons referred to therein, and each of them, as such Seller’s attorneys-in-fact with authority to act on behalf of such Seller in connection with the Transactions, and each Seller, the Asset Class Head, and SRE agree to use best efforts to deliver SSG and STEP a duly executed, witnessed, accepted by the principal and notarized (in each case, to the extent required by applicable Laws) Power of Attorney as promptly as possible (and in any event within fifteen (15) days of this Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

THE EXCHANGE

1.1 The Exchange.

(a) Upon the terms and subject to the conditions of this Agreement, at each Closing (as defined below), each Participating Seller (as defined below) shall sell, convey, assign, transfer and deliver to SSG, and SSG shall purchase, acquire and accept from each Seller, all of such Seller’s right, title and interest in and to such amount of Equity Securities of SRE in accordance with the principles set forth on Schedule A attached hereto (the “Seller Exchange Schedule”); provided, that, the Asset Class Head may modify the Seller Exchange Schedule no later than ten (10) days prior to the Reference Date of such Exchange with the prior written approval by the GP Board (unless such modifications are consistent with the methodology stated in the Seller Exchange Schedule and reflect only changes in ownership due to transfers among the Sellers or other active employees of SRE, in which case the written approval of the GP Board is not required); provided, however, that, in the event the Seller Exchange Schedule is substantially modified by the Asset Class Head, the Asset Class head shall, in good faith, notify and consult with the Sellers regarding the changes in circumstances relating to any such modification; provided, further, that, any such modification shall not change the aggregate amount of Equity Securities of SRE being exchanged in such Exchange, which shall, in the aggregate, equal the amount of Equity Securities of SRE set forth on Schedule B attached hereto (the “Annual Exchange Schedule”) opposite the Reference Date of such Exchange. For purposes of this Agreement, (i) any Equity Securities of SRE exchanged pursuant to this Agreement may be referred to as the “Exchanged Units”; (ii) any Seller who participates in an Exchange may be referred to as a “Participating Seller” for purposes of such Exchange; and (iii) a “Participation Percentage” with respect a Participating Seller in an Exchange shall mean a percentage representing (x) the Exchanged Units delivered by such Participating Seller in such Exchange divided by (y) the aggregate Exchanged Units delivered by all Participating Sellers in such Exchange.

(b) In exchange therefor, at each Closing (except with respect to an Acceleration Exchange, which shall be governed by Section 1.6), SSG shall convey to each Participating Seller such Participating Seller’s Individual Exchange Value by (i) delivering to such Participating Seller an amount in cash equal to (x) the Reduced Baseline Value multiplied by the Cash Election Percentage with respect to such Participating Seller for such Exchange as determined pursuant to Section 1.3, plus (y) the Fractional Unit Payment, and (ii) issuing to such Participating Seller the number of whole SSG Class D Units (rounded down to the nearest whole SSG Class D Unit) equal to (x) (A) the Individual Exchange Value less (B) the cash amount delivered pursuant to the foregoing clause (i)(x), divided by (y) the STEP 30-Day VWAP. Any SSG Class D Units issued by SSG to the Sellers pursuant to his Agreement may be referred to herein as the “Consideration Units”.

(c) At each Closing, each Participating Seller shall also convey, assign, transfer and deliver to SSG all of such Participating Seller’s right, title and interest in and to a number of membership interests of SRE GP, for no additional consideration, equal to (i) such Participating Seller’s Participation Percentage in such Exchange multiplied by (ii) the number of total issued and outstanding membership interests of SRE GP multiplied by (iii) the Equity Percentage with respect to such Exchange.

(d) In lieu of the issuance of any fractional SSG Class D Unit, any Seller who would otherwise have been entitled to a fraction of a SSG Class D Unit pursuant to the terms of this Agreement shall be paid cash, without interest (the “Fractional Unit Payment”), in an amount equal to (i) the fractional SSG Class D Unit to which such Seller would otherwise be entitled under Article I of this Agreement multiplied by (ii) the STEP 30-Day VWAP, and rounded to the nearest cent.

1.2 Closing.

(a) The closing of any Exchange (each a “Closing”) shall take place remotely via electronic exchange of documents and signatures, as promptly as practicable following, but in no event later than, the third (3rd) Business Day after the satisfaction or waiver of each of the conditions set forth in Article II of this Agreement applicable to such Closing (other than, but subject to satisfaction of, the conditions to be satisfied on the applicable Closing Date); provided, however, in no event shall a Closing take place prior to the first (1st) Business Day after the latest of (i) the last day of the determination period for the STEP 30-Day VWAP for such Exchange, (ii) the date on which STEP issues its audited financial statements for its latest fiscal year ending prior to the Closing (the “STEP Audited Financials”), and (iii) the date on which the Adjustment Statement is delivered in respect of the preceding Exchange. For purposes of this Agreement, the date of the Closing with respect to an Exchange may be referred to as the “Closing Date” of such Exchange, and the effective time of the Closing with respect to an Exchange may be referred as the “Effective Time” of such Exchange.

(b) The failure to consummate an Exchange on the date and time determined pursuant to Section 1.2(a) shall not result in the termination of this Agreement or relieve any Party of any of its obligations under this Agreement.

1.3 Cash Election. For each Exchange other than the first Exchange, the Asset Class Head may deliver to SSG a notice (a “Cash Election Notice”) setting forth a percentage of the Reduced Baseline Value of such Exchange to be settled in cash for each Participating Seller (such percentage, the “Cash Election Percentage”); provided, that, for the first Exchange, the Cash Election Percentage for each Participating Seller shall be ten percent (10%) (except as otherwise designated by the Asset Class Head and notified to SSG within ten (10) days of this Agreement); provided, further, in no event shall the aggregate cash settlement amount to be paid in the first Exchange exceed ten percent (10%) of the Baseline Exchange Value of the first Exchange, and in no event shall the aggregate cash settlement amount to be paid in any subsequent Exchange exceed twenty percent (20%) of the Reduced Baseline Value of such Exchange; provided, further, that upon the request of the Asset Class Head, SSG shall consider in good faith increasing such permitted cash settlement amount if the Sellers would experience materially greater aggregate tax liability in one or more Exchanges than previously anticipated. Each Cash Election Notice shall be delivered by May 1 of the year prior to the Reference Date of such Exchange. In the event that no Cash Election Notice is properly and timely delivered for an Exchange, the Cash Election Percentage for each Participating Seller shall be deemed to be zero with respect to such Exchange. Upon receipt of a Cash Election Notice properly and timely delivered, subject to the restrictions under applicable Law, any governance documents of STEP and SSG, and any credit agreement, loan agreement, note, indenture or other financing agreements under which STEP or SSG is bound, and subject to the receipt of any applicable stockholder or regulatory approval, SSG, at its sole discretion, shall use commercially reasonable efforts to deliver, or cause to be delivered, the cash portion of the Baseline Exchange Value (or, for each Exchange other than the first Exchange, the Reduced Baseline Value); provided, that, to the extent SSG does not deliver, or cause to be delivered, all or a portion of such cash consideration, the cash portion shall be reduced and, consequently, the number of Consideration Units deliverable shall be increased.

1.4 Distribution Adjustments. It is intended that any distributions made by SRE in respect of the Exchanged Units with respect to any period ending prior to the Reference Date for an Exchange will inure to the benefit of the Participating Sellers; and that the Consideration Units issued in such Exchange shall entitle the Participating Sellers to receive any distributions made by SSG with respect to any period commencing on or after the applicable Reference Date. In the event any such distributions are paid or made to a Person in a manner inconsistent with such intent, then the Parties shall make appropriate adjustments (i) to the consideration delivered in such Exchange or in the subsequent Exchanges or (ii) to distributions or other payments made by SSG with respect to the Consideration Units after the applicable Reference Date.

1.5 True-Up.

(a) Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after each issuance of the STEP Audited Financials, SSG shall deliver to the Asset Class Head a statement (an “Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the last Exchange by applying the Applicable SRE Multiple as of the preceding Reference Date to the actual Adjusted Net Income of SRE (rather than SRE Budget ANI) used to prepare the STEP Audited Financials (such recalculated amount, the “Final Exchange Value”). An “Upward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (w) the Final Exchange Value and (x) the Exchange Value originally calculated and used for such Exchange (the “Original Exchange Value”); and a “Downward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (y) the Original Exchange Value and (z) the Final Exchange Value.

(b) Upward Adjustment. If an Upward Adjustment Amount exists, then in the current year Exchange, (i) for any Person who is a Participating Seller in the current year Exchange, the Individual Exchange Value to be delivered to such Person shall equal (x) the Reduced Baseline Value to be delivered to such Person in such Exchange plus (y) the product of (A) the Upward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Exchange for which the Adjustment Statement is provided (the “Original Exchange”), and (ii) for any Person who was a Participating Seller in the Original Exchange but is not a Participating Seller in the current year Exchange, then at the Closing of the current year Exchange (or if the Original Exchange is the final Exchange for such Person, then as soon as practicable following the date on which STEP issues the STEP Audited Financials for the current year Exchange), SSG shall (x) issue such Person an additional amount of Consideration Units (rounded down to the nearest whole Consideration Unit) equal to (A) the Upward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Original Exchange, divided by (C) the STEP 30-Day VWAP, and (y) pay such Person an amount of cash equal to the Fractional Unit Payment. For the avoidance of doubt, any reference to Upward Adjustment Amount in this paragraph shall be a reference to the Upward Adjustment Amount with respect to the Original Exchange.

(c) Downward Adjustment. If a Downward Adjustment Amount exists, then in the current year Exchange, (i) for any Person who is a Participating Seller in the current year Exchange, (x) the Reduced Baseline Value to be delivered to such Person shall be reduced by an amount equal to the product of (A) the Downward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Original Exchange, and (y) the Individual Exchange Value to be delivered to such Person shall equal the Reduced Baseline Value as adjusted by the foregoing Section 1.5(c)(i)(x), (ii) for any Person who was a Participating Seller in the Original Exchange but is not a Participating Seller in the current year Exchange, then, at SSG’s option, (x) such Person shall promptly (and in any event within thirty (30) days) pay SSG an amount of cash equal to (A) the Downward Adjustment Amount, multiplied by (B) such Person’s Participation Percentage in the Original Exchange, or (y) an amount equal to (A) the Downward Adjustment Amount, multiplied by (B) such Person’s Participation Percentage in the Original Exchange, shall be carried forward to the next succeeding future Exchange(s) participated by such Person. To the extent the Individual Exchange Value would fall below zero as a result of an adjustment pursuant to this Section 1.5(c), then, at SSG’s option, (1) any Person who was a Participating Seller in the Original Exchange shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to (x) the remaining Downward Adjustment Amount, multiplied by (y) such Person’s Participation Percentage in the Original Exchange, or (2) an amount equal to (x) the remaining Downward Adjustment Amount, multiplied by (y) such Person’s Participation Percentage in the Original Exchange, shall be carried forward to the next succeeding future Exchange(s) participated by such Person. To the extent any remaining balance of the applicable portion of any Downward Adjustment Amount exists immediately after the Closing of the final Exchange with respect to a Seller, such Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to such remaining balance. Each Seller acknowledges and agrees that, in the event that a Seller does not timely pay SSG any cash amount payable by such Seller to SSG pursuant to this Section 1.5(c), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG or its Affiliates to such Seller or its Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to such Seller or its Affiliates. For the avoidance of doubt, any reference to

Downward Adjustment Amount in this paragraph shall be a reference to the Downward Adjustment Amount with respect to the Original Exchange.

1.6 Acceleration Exchange.

(a) Acceleration Exchange. At any point following the Exchange with respect to the April 1, 2028 Reference Date, the Majority Holders and SSG may, by mutual agreement, elect to accelerate the remaining annual Exchanges in one final Exchange as of the Reference Date immediately following such election. Each Seller agrees that in the event the Majority Holders and SSG so elect to accelerate the remaining annual Exchanges, the Majority Holders and SSG may, in their sole discretion, require each Seller to sell and surrender all Equity Securities of SRE held by such Seller in such final Exchange. For purposes of this Agreement, such final Exchange may be referred to as the “Acceleration Exchange”.

(b) Holdback. At the Closing of the Acceleration Exchange, Consideration Units representing fifty percent (50%) of the Reduced Baseline Value (the “Holdback”) shall not be issued by SSG but shall instead be held back to facilitate a true-up following the issuance of the STEP Audited Financials for the Final Projection Year (it being understood that, without limiting the provisions set forth in Section 1.3, the Cash Election Percentage for such Acceleration Exchange shall not exceed fifty percent (50%) for any Seller). For the avoidance of doubt, the Holdback shall not include any cash consideration included in the Reduced Baseline Value. SSG shall pay to the Participating Sellers (in proportion to their respective Participation Percentages for such Acceleration Exchange) an amount equal to all dividends, distributions (including tax distributions) and other income with respect to fifty percent (50%) of the unissued Consideration Units included in the Holdback, which payment shall be made at the same time as such dividends, distributions and other income are distributed or paid to the other partners of SSG generally in accordance with the terms of the SSG LPA; SSG shall pay to the Participating Sellers (in proportion to their respective Participation Percentages for such Acceleration Exchange) an amount equal to all dividends, distributions and other income with respect to the other fifty percent (50%) of the unissued Consideration Units included in the Holdback, which payment shall be made at such time as, and to the extent, the Participating Sellers become entitled to such Consideration Units.

(c) Acceleration Exchange Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after the issuance of the STEP Audited Financials for the Final Projection Year, SSG shall deliver to the Asset Class Head a statement (the “Acceleration Exchange Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the Acceleration Exchange by applying the Applicable SRE Multiple as of the Reference Date of the Acceleration Exchange to the Actual Acceleration SRE ANI (rather than Acceleration SRE Budget ANI) (such recalculated amount, the “Final Acceleration Exchange Value”). An “Upward Acceleration Exchange Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Final Acceleration Exchange Value and the Exchange Value originally calculated and used for the Acceleration Exchange (the “Original Acceleration Exchange Value”); and a “Downward Acceleration Exchange Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Original Acceleration Exchange Value and the Final Acceleration Exchange Value.

(d) No Adjustment. If the Final Acceleration Exchange Value equals the Original Acceleration Exchange Value, SSG shall promptly (and in any event within thirty (30) days of the date of determination of the Final Acceleration Exchange Value) release the Holdback to each Participating Seller in proportion to such Participating Seller’s Participation Percentage.

(e) Upward Acceleration Exchange Adjustment. Upon the delivery of the Acceleration Exchange Adjustment Statement, if an Upward Acceleration Exchange Adjustment Amount exists, SSG shall promptly deliver to each Participating Seller in such Acceleration Exchange (i) such Participating Seller’s Participation Percentage of amounts in the Holdback, (ii) cash equal to the Fractional Unit Payment, and (iii) a number of issued Consideration Units (rounded down to the nearest whole Consideration Unit) equal to (x) such Participating Seller’s Participation Percentage of the Upward Acceleration Exchange Adjustment Amount (net of any Downward Adjustment carried forward pursuant to Section 1.5(c)) divided by (y) the STEP 30-Day VWAP.

(f) Downward Acceleration Exchange Adjustment. Upon the delivery of the Acceleration Exchange Adjustment Statement, if a Downward Acceleration Exchange Adjustment Amount exists, SSG shall (i) retain for SSG’s account from the Holdback an amount equal to the Downward Acceleration Exchange Adjustment Amount (together with all dividends, distributions and other income with respect to the relevant unissued Consideration Units) (the remaining Holdback after such deduction, the “Adjusted Holdback”), and (ii) following the completion of step (i), promptly release the Adjusted Holdback, if any, to each Participating Seller in proportion to such Participating Seller’s Participation Percentage for such Acceleration Exchange, in each case net of any Downward Adjustment for such Participating Seller carried forward pursuant to Section 1.5(c).

(g) Further Adjustment. In the event the Downward Acceleration Exchange Adjustment Amount exceeds the Exchange Value of the Holdback, each Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to (i) such Participating Seller’s Participation Percentage of (ii) (x) the Downward Acceleration Exchange Adjustment Amount less (y) the Exchange Value of the Holdback. Each Seller acknowledges and agrees that, in the event that a Seller does not timely pay SSG any cash amount payable by such Seller to SSG pursuant to this Section 1.6(g), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG or its Affiliates to such Seller or its Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to such Seller or its Affiliates.

(h) Termination Acceleration Exchange. With respect to any Seller who is terminated (with or without cause), resigns or retires (an “Acceleration Party”), such Seller’s remaining Equity Securities in SRE shall be treated as set forth in Annex C attached hereto.

(i) Change of Control Exchange. If a Change of Control of STEP or SSG shall occur, then the Exchanges provided for herein shall continue as scheduled; provided, that:

(i) the STEP Multiple for all Exchanges occurring on or after the date of the Change of Control shall be the lower of (x) 40 and (y) the STEP Multiple implied by the fair value (as determined in good faith by the Board of Directors of STEP (the “STEP Board”)) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; provided, however, that this Section 1.6(i)(i) shall be subject to Section 1.8, and the provisions relating to Skipped Exchanges shall apply, if the applicable STEP Multiple as determined in accordance with the foregoing is below 16;

(ii) for the purposes of subsequent calculations of the Exchange Value, the Exchange Value shall be calculated based on the fair value (as determined in good faith by the STEP Board) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; and

(iii) the Exchange Value to be delivered to each Participating Seller for Exchanges occurring on or after the effective date of the Change of Control shall be payable in the kind of securities, cash or other property paid in such Change of Control to other equityholders of STEP or SSG (such securities, cash or other property, the “Reference Property” and the amount and kind of Reference Property that a holder of one Consideration Unit would be entitled to receive, a “Reference Property Unit”); provided, that, (x) if the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of equityholder election, then the composition of the Reference Property Unit shall be deemed to be the weighted average of the types and amounts actually received by the other equityholders of STEP or SSG in the Change of Control transaction, and (y) if the Reference Property consists of equity securities that are not Publicly Traded Securities, STEP and SSG shall use commercially reasonable efforts, acting in good faith, to structure the Change of Control transaction to avoid a disproportionate and materially adverse effect on the Sellers relative to the other equityholders of STEP or SSG party to such Change of Control transaction.

1.7 Adjustment for Reclassification. If the number of outstanding Equity Securities of STEP, SSG or SRE have been changed into a different number of units or a different class (including by reason of any reclassification, unit split (including a reverse unit split), recapitalization, split-up, combination, exchange of units, readjustment or other similar transaction), or if a unit dividend or unit distribution thereon is declared, the relevant provisions of this Agreement shall be equitably adjusted to reflect such change so as to provide SSG and Sellers the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 1.7 shall be deemed to permit or authorize SRE to effect any such change that it is not authorized or permitted to undertake.

1.8 Limitations on Exchanges.

(a) Notwithstanding the other provisions of this Article I, none of the Sellers shall be obligated to effect any Exchange if the STEP Multiple with respect to such Exchange is below 16 (such Exchange, a “Skipped Exchange”).

(b) Notwithstanding the provisions of this Article I, neither STEP nor SSG shall be obligated to effect any Exchange if, after giving effect to such Exchange, STEP and/or SSG would have issued, pursuant to the terms of this Agreement and/or the Other Transaction Agreements, more than an aggregate of 75 million Consideration Units and/or Consideration Securities (as such term is defined in each Other Transaction Agreement) (the “Aggregate Equity Limit”). To the extent an Exchange would otherwise result in the issuance of Consideration Units in excess of the Aggregate Equity Limit, STEP or SSG may, at its option and in its sole discretion, (i) increase the Cash Election Percentage for such Exchange (notwithstanding the cap set forth in Section 1.3) so as to complete such Exchange without exceeding the Aggregate Equity Limit, or (ii) increase the Aggregate Equity Limit; provided, that, upon the request of the Asset Class Head, STEP and/or SSG shall consider in good faith using its commercially reasonable efforts to effectuate the foregoing clause (ii) (and failing that, the foregoing clause (i)).

(c) For the avoidance of doubt, no Closing shall occur with respect to a Skipped Exchange and Sellers shall not be required to sell, convey or deliver Equity Securities of SRE in connection with such Skipped Exchange.

(d) In the event of a Skipped Exchange, the Exchanged Units that would otherwise have been subject to such Exchange (i) shall be subject to the next annual Exchange for which the STEP Multiple is equal to or greater than 16 or the Aggregate Equity Limit has not been exceeded, as applicable, (ii) the Exchange Value for such Exchanged Units shall be calculated using the actual Adjusted Net Income of SRE (rather than SRE Budget ANI) for the fiscal year that was the subject of the Skipped Exchange and (iii) no true-up pursuant to Section 1.5 shall be made with respect to such Exchanged Units.

ARTICLE II

CONDITIONS TO EACH CLOSING

2.1 Conditions to All Parties’ Obligations to Close. The obligations of SSG and STEP, on the one hand, and of the Sellers, on the other hand, to complete any Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part with respect to the Sellers by the Asset Class Head):

(a) Required Regulatory Approvals. The authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations or terminations of waiting periods required from, any Governmental Authorities set forth in Annex B attached hereto, with respect to this Agreement, the Transactions, and the relevant Exchange (all such permits, approvals, filings and consents and the expiration or termination of all such waiting periods being referred to as the “Required Regulatory Approvals”), and all such Required Regulatory Approvals shall be in full force and effect.

(b) Stockholders Approval. The STEP Stockholder Approval shall have been obtained and shall be in full force and effect.

(c) Nasdaq Approval. The Nasdaq Approval shall have been obtained and shall be in full force and effect.

(d) No Injunctions or Restraints. No applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint or prohibition preventing the consummation of the Transactions or the relevant Closing shall be in effect.

(e) Completion of the Reclassification Transaction. The Reclassification Transaction shall have been completed.

2.2 Conditions to the Sellers’ Obligations. The obligations of the Sellers to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by the Asset Class Head):

(a) Representations and Warranties. The representations and warranties regarding SSG and STEP in Section 4.4 shall be true and correct in all material respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, and the other representations and warranties regarding SSG and STEP in Article IV of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except, in each case, where the failure of such representations and warranties to be true and correct has not, or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on SSG’s and STEP’s ability to consummate the Transactions.

(b) Deliverables. The following documents shall have been delivered to each Seller:

(i) the Exchange Agreement duly executed by SSG and STEP; provided, that, no such agreement needs to be delivered if SSG and STEP have already delivered such agreement at a prior Closing and such agreement remains in full force and effect; and

(ii) the Registration Rights Agreement duly executed by STEP and the parties necessary for such agreement (as contemplated to be amended pursuant to this Agreement) to be effective (except for the Sellers); provided, that, no such agreement needs to be delivered if STEP has already delivered such agreement at a prior Closing and such agreement remains in full force and effect.

(c) SSG and STEP shall have delivered a certificate to each Seller to the effect set forth in Section 2.2(a), signed by a duly authorized officer of each of SSG and STEP.

2.3 Conditions to SSG’s and STEP’s Obligations. The obligations of SSG and STEP to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by SSG and STEP):

(a) Representations and Warranties. The representations and warranties regarding each Seller in Article III of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date.

(b) Deliverables. Each Seller shall have delivered to SSG and STEP each of the following documents:

(i) an Assignment of Interest (the “Assignment of Interest”) in a form to be agreed between SSG and the Asset Class Head, setting forth the amount of Exchanged Units to be exchanged pursuant to the terms of this Agreement, duly executed by or on behalf of such Seller;

(ii) a spousal consent (to the extent applicable) in a form to be agreed between SSG and the Asset Class Head, duly executed by such Seller’s spouse; provided, that, no such spousal consent needs to be delivered if such Seller’s spouse has already delivered such spousal consent at a prior Closing and such spousal consent remains in full force and effect;

(iii) a properly executed applicable IRS Form W-8 or W-9, as applicable, from such Seller;

(iv) a properly executed certificate under Treasury Regulation 1.1446(f)-2(b) or 1.1445(f)-2(c) from such Seller, if applicable;

(v) the amended and restated SSG LPA duly executed by or on behalf of such Seller; provided, that, no such documentation needs to be delivered if such Seller has already delivered such documentation at a prior Closing and such documentation remains in full force and effect;

(vi) the amended and restated SRE Limited Partnership Agreement and the amended and restated SRE GP Limited Liability Company Agreement, in each case duly executed by or on behalf of such Seller; provided, that, no such documentation needs to be delivered if such Seller has already delivered such documentation at a prior Closing and such documentation remains in full force and effect;

(vii) an Exchange Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect;

(viii) a Registration Rights Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect; and

(ix) a joinder to the Tax Receivable Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect.

(c) Each Seller shall have delivered SSG and STEP a duly executed, witnessed, accepted by the principal and notarized (in each case, to the extent required) Power of Attorney in compliance with either the New York General Obligations Law, or applicable local Laws governing the enforceability of such Power of Attorney that would render such Power of Attorney enforceable in New York as reasonably determined by SSG in good faith.

(d) Each Seller shall have delivered a certificate to SSG and STEP to the effect set forth in Section 2.3(a), duly signed by or on behalf of such Seller.

2.4 Withholding. SSG shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement or pursuant to any Person’s ownership of equity of SSG or an Affiliate such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law, including any withholding under Section 1446(f) and 1446(a) of the Code. SSG shall use commercially reasonable efforts to cooperate with each Seller to reduce or eliminate any such withholding requirement with respect to consideration payable to such Seller. To the extent that such amounts are so withheld or paid over to or deposited with the relevant Governmental Authority by SSG, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller hereby severally but not jointly represents and warrants to SSG as follows:

3.1 Organization; Good Standing; Power. Such Seller, if not an individual, has been duly organized and is validly existing and in good standing under the Laws of its respective jurisdictions of organization. Such Seller has all requisite power and authority or legal capacity (as applicable) to enter into this Agreement, the Power of Attorney and any other documents to be entered into by such Seller in connection with the Transactions and to consummate the transactions contemplated hereby and thereby.

3.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Seller of this Agreement and the Power of Attorney, and for the sale and delivery of the Exchanged Units to be sold by such Seller hereunder, including any such consent or approval of such Seller’s current or prior spouse, have been obtained (except for anything set forth in Section 2.1); and such Seller has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Exchanged Units to be sold by such Seller hereunder; this Agreement and the Power of Attorney have each been duly authorized, executed and delivered by such Seller.

3.3 No Conflicts. The execution, delivery and performance by such Seller of this Agreement and the Power of Attorney, the sale of the Exchanged Units to be sold by such Seller and the consummation by such Seller of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of such Seller pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property, right or asset of such Seller is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Seller if such Seller is not an individual, or (iii) result in the violation of any Law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

3.4 Title to the Exchanged Units. Such Seller has good and valid title to the Exchanged Units to be sold by such Seller hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the Assignment of Interest in respect of such Exchanged Units and payment therefor pursuant hereto, good and valid title to such Exchanged Units, free and clear of all liens, encumbrances, equities or adverse claims, will pass to SSG.

3.5 Litigation. There are no Proceedings pending, or to such Seller’s knowledge, threatened against such Seller, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which such Seller is a party or consummation by such Seller of the transactions contemplated hereby or thereby.

3.6 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws.

(a) Neither such Seller, nor, to the extent such Seller is not an individual, any of its subsidiaries, Affiliates, directors, officers, employees, nor, to the knowledge of Seller, any agents or other Persons associated with or acting on behalf of such Seller or any of its subsidiaries has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) Such Seller has been in compliance with, and to the extent if such Seller is not an individual, the operations of such Seller and its subsidiaries are and have been conducted at all times in compliance with any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Seller or, to the extent such Seller is not an individual, any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Seller, threatened.

(c) Neither such Seller, nor, to the extent such Seller is not an individual, any of its subsidiaries, Affiliates, directors, officers, employees, nor, to the knowledge of Seller, any agents or other Persons associated with or acting on behalf of such Person is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is such Seller, any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic (each, a “Sanctioned Country”); and such Seller will not directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five (5) years, such Seller, and to the extent such Seller is not an individual, its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

3.7 Investment Representations and Warranties. Such Seller understands and agrees that the offering, sale and issuance of the Consideration Units and, to the extent such Consideration Units are exchanged for STEP Class A Common Stock, such shares of STEP Class A Common Stock (collectively with the Consideration Units, the “Offered Securities”) have not been and will not be registered under the Securities Act or any applicable state securities Laws, in each case except as contemplated by the Exchange Agreement and the Registration Rights Agreement, and such offer, sale and issuance are being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent of the Seller and the accuracy of the Seller’s representations, warranties, agreements, acknowledgements and understandings as expressed in this Agreement.

3.8 Acquisition for Own Account. Such Seller is acquiring the Offered Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities Laws. The Seller is not party to any agreement providing for or contemplating the distribution of any of the Offered Securities, other than this Agreement, the Exchange Agreement and the Registration Rights Agreement.

3.9 Ability to Protect Its Own Interests and Bear Economic Risks. Such Seller, by reason of the business and financial experience of such Seller or its representatives, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Offered Securities. Such Seller is able to bear the economic risk of an investment in the Offered Securities and is able to sustain a loss of all of its investment in the Offered Securities without economic hardship, if such a loss should occur.

3.10 Accredited Investor; No Bad Actor. Such Seller is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act. The Seller has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

3.11 No Governmental Review. Such Seller understands that no U.S. federal or state agency or any U.S. or non-U.S. Governmental Authority has passed on or made any recommendation or endorsement of the Offered Securities or the fairness or suitability of the investment in the Offered Securities nor have such authorities passed upon or endorsed the merits of the offering of the Offered Securities.

3.12 Access to Information. Such Seller has access to documents, records and other information about SSG and STEP, and has been given an opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants, and representatives of SSG and STEP concerning their business, operations, financial condition, assets, liabilities and other matters relevant to an investment in the Offered Securities.

3.13 No Public Market. Such Seller understands that no public market now exists for the Consideration Units, and both SSG and STEP intend to prevent a public market to exist for the Consideration Units, except to the extent that the Consideration Units are exchanged for STEP Class A Common Stock pursuant to the terms of the Exchange Agreement.

3.14 Advisors. Such Seller has had the opportunity to review with its own tax, financial and legal advisors regarding the consequences of an investment in the Offered Securities, including the tax consequences thereof, and of the transactions contemplated by this Agreement. Such Seller is relying solely on its own determination as to the consequences of such investment and transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SSG

Each of STEP and SSG represents and warrants to the Sellers as follows:

4.1 Organization; Good Standing; Power. Each of STEP and SSG has been duly organized and is validly existing and in good standing under the Laws of its respective jurisdictions of organization. Each of STEP and SSG has all requisite power and authority to enter into this Agreement, the Exchange Agreement and Registration Rights Agreement and any other documents to be entered into by STEP or SSG in connection with the Transactions.

4.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by STEP and SSG of this Agreement, the Exchange Agreement, the Registration Rights Agreement (except for consent by the majority parties as set forth in the Existing Registration Rights Agreement) and any other documents to be entered into by STEP or SSG in connection with the Transactions, including the delivery of the Consideration Units and the Cash Consideration Amount by SSG hereunder, have been obtained (except for anything set forth in Section 2.1) except where the failure, individually or in the aggregate, would not reasonably be expected to impair SSG’s and STEP’s ability to consummate the transactions contemplated hereby and thereby; and SSG has full right, power and authority to enter into this Agreement, the Exchange Agreement and the Registration Rights Agreement and to sell, assign, transfer and deliver the Consideration Units to be exchanged by SSG hereunder. This Agreement has been duly authorized, executed and delivered by each of STEP and SSG and the Exchange Agreement, Registration Rights Agreement and the other documents to be entered into by STEP or SSG in connection with the Transactions have been duly authorized by each of STEP and SSG. At a meeting duly called and held, the STEP Board has (i) determined that this Agreement, the Exchange Agreement, the Registration Rights Agreement and any other documents to be entered into by STEP or SSG in connection with the Transactions are fair to and in the best interests of STEP’s stockholders, (ii) approved, adopted and declared advisable this Agreement, the Exchange Agreement, the Registration Rights Agreement, any other documents to be entered into by STEP or SSG in connection with the Transactions, (iii) resolved to recommend the approval of the Transactions by the stockholders of STEP (such recommendation, the “STEP Board Recommendation”) and (iv) directed that the approval of the Transactions be submitted to a vote of STEP’s stockholders, each of which resolutions has not been rescinded, modified or withdrawn as of the date of this Agreement. The affirmative vote (in person or by proxy) of the holders of a majority of STEP’s shares of common stock, voting together as a single class, that are present at a meeting where holders of a majority of the voting power of the stock outstanding and entitled to vote are present, is the only vote of the holders of any class or series of capital stock of STEP necessary to obtain the STEP Stockholder Approval and Nasdaq Approval. STEP has taken and will take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of STEP (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of STEP for such purposes that result from the transactions contemplated by this Agreement and the Exchange Agreement, by each director or officer of STEP (including directors-by-deputization) who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to STEP upon the registration of any class of equity security of STEP pursuant to Section 12 of the Exchange Act.

4.3 No Conflicts. The execution, delivery and performance by each of STEP and SSG of this Agreement, the Exchange Agreement, the Registration Rights Agreement and the other documents to be entered into by STEP or SSG in connection with the Transactions, including the sale of the Consideration Units to be sold by SSG and the consummation by each of STEP and SSG of the transactions contemplated by hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of STEP or SSG pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which STEP or SSG is a party or by which STEP or SSG is bound or to which any of the property, right or asset of STEP or SSG is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of STEP or SSG, or (iii) result in the violation of any Law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except in the case of clauses (i) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole.

4.4 Title to Consideration Units. The Consideration Units, when delivered on a Closing Date pursuant to an Exchange, shall be duly authorized and validly issued. Following the delivery of the Consideration Units pursuant to Section 1.1(b), the Sellers shall acquire good and valid title to the applicable portions of the Consideration Units, free and clear of any liens, encumbrances, equities or adverse claims other than any liens, encumbrances, equities or adverse claims to which the Consideration Units are subject under applicable securities Laws, under the SSG LPA, the Exchange Agreement (as applicable), the Registration Rights Agreement (as applicable) or any other similar governance agreements regarding such Consideration Units, or created by the Sellers.

4.5 Litigation. There are no Proceedings pending, or to SSG’s and STEP’s knowledge, threatened against SSG or STEP, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which SSG or STEP is a party or consummation by SSG or STEP of the transactions contemplated hereby or thereby.

4.6 Rule 506 Matters. Each of SSG and STEP represents and warrants that none of SSG and STEP and, to the knowledge of SSG and STEP, no Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act, has taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

4.7 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP or any of their respective subsidiaries, Affiliates (other than SRE and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSG and STEP, any agents or other Persons associated with or acting on behalf of SSG or STEP has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, each of SSG and STEP has been in compliance with, and the operations of such Person and its subsidiaries (other than SRE and its subsidiaries) are and have been conducted at all times in compliance with, any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Person or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Person, threatened.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP and any of their respective subsidiaries, Affiliates (other than SRE and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSG and STEP, any agents or other Persons associated with or acting on behalf of SSG or STEP is currently the subject or the target of any Sanctions, nor is SSG, STEP or any of their respective subsidiaries located, organized or resident in a Sanctioned Country; and neither SSG nor STEP will directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, for the past five (5) years, SSG and STEP and their respective subsidiaries (other than SRE and its subsidiaries) have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

ARTICLE V

CONSENT TO GOVERNANCE CHANGES

5.1 Consent to Governance Updates. Each Seller hereby (i) gives its consent to the amendment of the governance documents of SRE and SRE GP (including without limitation, the SRE Limited Partnership

Agreement and the SRE GP Limited Liability Company Agreement) to reflect the governance changes agreed between SSG and the Asset Class Head concurrent with or contingent upon the Closing of the first Exchange, and (ii) agrees to do or cause to be done all such further acts and things, including giving any further consents, to effectuate and document any amendment of the governance documents of SRE and SRE GP (including without limitation, the SRE Limited Partnership Agreement and the SRE GP Limited Liability Company Agreement) to reflect such governance changes.

ARTICLE VI

SECURITIES LAWS COMPLIANCE COVENANTS

6.1 Restricted Securities. Each Seller understands that the Offered Securities will be characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired pursuant to an exemption from registration under the Securities Act and, accordingly, such securities may be resold only pursuant to an exemption from registration under the Securities Act or pursuant to a registration under the Securities Act. Each Seller understands that neither SSG nor STEP is under any obligation to register the Offered Securities, except as shall be provided for in the Registration Rights Agreement. It is understood that the certificates evidencing the Offered Securities may bear a private placement legend substantially in the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

ARTICLE VII

OTHER COVENANTS OF THE PARTIES

7.1 Reclassification Transaction; SSG LPA. The Parties hereto shall cooperate in good faith and use reasonable best efforts to consummate a reclassification of the outstanding Equity Securities of SRE (the “Reclassification Transaction”) to facilitate the transactions contemplated by this Agreement as promptly as possible (and in any event prior to the Closing of the first Exchange) and use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons in connection with the Reclassification Transaction. The Parties hereto shall cooperate in good faith and use reasonable best efforts to amend and restate the SSG LPA to, among other things, facilitate the issuance of the SSG Class D Units and use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons in connection therewith.

7.2 Required Regulatory Approvals; Efforts.

(a) STEP and SSG shall use their commercially reasonable efforts to obtain or cause to be obtained all Required Regulatory Approvals (including the HSR Approval) and any other licenses, permits, authorizations, consents and approvals of all third parties and Governmental Authorities necessary in connection with the consummation of the transactions contemplated by this Agreement. The parties hereto shall coordinate and cooperate with each other in exchanging such information and assistance as any of the parties hereto may reasonably request in connection with the foregoing. Notwithstanding anything in this Agreement to the contrary, in no event shall STEP, SSG or any of their respective Affiliates be obligated to (i) undertake or commit or agree to undertake, by consent decree, hold separate order or otherwise the sale, lease, license, divestiture or disposition of any asset of STEP, SSG or any of their respective Affiliates (including the Exchanged Units after giving effect to the Transactions), or (ii) offer, accept, agree, commit to, or consent to, any material undertaking, term, condition, liability obligation, commitment or other measure.

(b) STEP shall set a record date for, duly give notice of, convene and hold a meeting of the stockholders of STEP to obtain any stockholder approval required under STEP’s governance documents or any applicable Law in favor of the adoption of this Agreement, the Exchange Agreement, the Transactions, the relevant Exchanges, and the issuance of STEP Class A Common Stock contemplated hereunder or pursuant to the Exchange Agreement (the “STEP Stockholder Approval”) as soon as practicable after the date hereof. STEP shall include the STEP Board Recommendation in the proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) by STEP and shall solicit, and use commercially reasonable efforts to obtain from STEP’s stockholders, the STEP Stockholder Approval at such meeting. STEP shall use commercially reasonable efforts to file a preliminary proxy statement relating to the STEP Stockholder Approval with the SEC as soon as practicable following the date hereof, and as promptly as practicable after the date on which STEP learns that such proxy statement will not be reviewed or that the SEC staff has no further comments thereon, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the STEP Stockholder Approval, file a definitive proxy statement with respect to the STEP Stockholder Approval and disseminate such proxy statement in accordance with applicable law.

(c) STEP shall use commercially reasonable efforts to obtain any required approval from the Nasdaq Stock Market with respect to this Agreement, the Transactions and the relevant Exchanges (the “Nasdaq Approval”).

(d) In fulfilling SSG’s and STEP’s obligations pursuant to this Section 7.2, the Asset Class Head and each Seller shall cooperate in good faith with SSG and STEP to (A) prepare and make or file any Required Regulatory Approvals, (B) effect all necessary filings, applications, registrations, consents and authorizations and execute all agreements and documents, (C) use reasonable best efforts to obtain the transfer or reissuance to SSG or STEP of, and participate in discussion with respect to, all necessary permits, consents, approvals and authorizations of all Governmental Authorities, (D) if necessary, execute a common interest agreement, and (E) use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons, in the case of each of the foregoing clauses (A), (B), (C), (D), and (E) necessary to consummate the Transactions. Each Party hereto shall keep the other apprised in a prompt manner of the status and substance of any communications with, and inquiries or requests for additional information in connection with any Required Regulatory Filings or from any Governmental Authority in connection with the Transactions.

(e) STEP shall use commercially reasonable efforts to cause the parties other than the Sellers necessary for the Registration Rights Agreement (as contemplated to be amended pursuant to this Agreement) to be effective to execute the Registration Rights Agreement before the Closing of the first Exchange.

7.3 Tax Matters.

(a) Intended Tax Treatment. For U.S. federal income and other applicable tax purposes, the Parties shall treat (i) the Reference Date as the closing date for each Exchange for purposes of Tax reporting to the extent permitted under applicable Tax law, (ii) each Exchange (A) as an exchange under Section 721(a) of the Code to the extent SSG Class D Units are received in exchange for SRE equity interests and (B) as a sale under Section 741 of the Code to the extent cash is received in exchange for SRE equity interests or a transaction described in Revenue Ruling 99-6, Situation 1, unless in each case otherwise required by applicable law as determined by SSG in its reasonable discretion. For U.S. federal income and other applicable tax purposes, the Participating Sellers shall be the owners of the Consideration Units included in the Holdback as of the Reference Date of the Acceleration Exchange unless otherwise required by applicable law as determined by SSG in its reasonable discretion.

(b) Closing of the Books. For purposes of determining the income, profit, loss, deduction or any other items allocable to the “partners” of SRE for any tax period of SRE that includes a Reference Date, such items will be determined using the interim closing method under Section 706 of the Code and Treasury Regulations Section 1.706-4, using the “calendar day” convention, effective as of the end of the day of the relevant Reference Date.

(c) Tax Distributions. Notwithstanding anything herein or in the SRE Limited Partnership Agreement to the contrary, SRE shall not be required to make any tax distributions pursuant to Section 4.6 of the SRE Limited Partnership Agreement with respect to any tax liabilities arising from the transactions contemplated herein. For the avoidance of doubt and subject to the preceding sentence, each Seller shall continue to receive tax distributions pursuant to Section 4.6 of the SRE Limited Partnership Agreement with respect to the Exchanged Units at all times prior to the relevant Reference Date for such Exchanged Units. No tax distributions shall be made to any Participating Sellers by SSG, SRE or any of their Affiliates with respect to any Consideration Units included in the Holdback, except as otherwise specified in Section 1.6(b).

(d) Tax Information. Each Seller agrees to furnish to StepStone such tax-related information, documentation, certifications and representations as StepStone or its agents may from time to time reasonably request to comply with any legal, regulatory and tax (including withholding tax) requirements, including FATCA, as well as any informational reporting, disclosure or other similar requirements.

(e) SRE Tax Certificates. To the extent it is able to make the representations contained therein, the SRE GP or SRE shall deliver a certificate to SSG that meets the requirements of Treasury Regulations Section 1.1445-11T(d)(2) at or prior to each Closing.

7.4 Public Announcements. No Seller shall make or issue any report, statement or press release or otherwise make any other public statement with respect to this Agreement and the Transactions without prior written approval of SSG. Each of STEP and SSG shall be entitled to make any report, press release or public statements with respect to this Agreement or the Transactions.

7.5 Power of Attorney.

(a) Each Seller hereby appoints the Asset Class Head as such Seller’s agent and attorney-in-fact (the “Attorney-in-Fact”) and instructs and authorizes the Attorney-in-Fact, in the name and on behalf of such Seller, to do or cause to be done all the things set forth in the Power of Attorney attached as Annex D hereto (the “Power of Attorney”). For the avoidance of doubt, such instruction and authorization shall be in addition to any instruction and authorization by such Seller pursuant to Section 9.16.

(b) The Asset Class Head and each Seller shall use such Party’s respective best efforts to obtain a fully executed, witnessed, accepted by the principal and notarized (in each case, to the extent required) Power of Attorney in compliance with either the New York General Obligations Law or applicable local Laws governing the enforceability of such Power of Attorney that would render such Power of Attorney enforceable in New York as reasonably determined by SSG in good faith and deliver a duly executed and notarized (if required) copy of such Power of Attorney to SSG and STEP as promptly as possible (and in any event within fifteen (15) days of this Agreement).

7.6 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (i) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement and (ii) refrain from taking any actions that could reasonably be expected to impair, delay or impede the transactions contemplated by this Agreement. In the event of any breaches by any Seller of any terms of this Agreement, such breaches shall not affect the rest of the terms and conditions of this Agreement and all other Parties shall use reasonable best efforts to carry out the Transactions in such manner pursuant to the original intent of the Parties as closely as possible as contemplated by this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned; provided, that, in connection with any such termination by or made with agreement of SSG, SSG shall consult in good faith with the SIRA Asset Class Head and the SPD Asset Class Head prior to the effectiveness of such termination:

(a) at any time, by mutual written agreement of SSG, the Asset Class Head and the Majority Holders; and

(b) if any Closing shall not have occurred on or before the first (1st) anniversary of the Reference Date for an Exchange (other than a Skipped Exchange) (each, an “Applicable Outside Date”), by either SSG or the Majority Holders; provided, however, that SSG or the Majority Holders, as the case may be, shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if a breach or failure to perform by the Asset Class Head or any Seller (in the case of termination by the Majority Holders) or SSG (in the case of termination by SSG) of any of its representations, warranties, covenants or obligations contained in this Agreement was the primary cause of, or primarily resulted in, the failure of a condition to consummate such Closing on or before the Applicable Outside Date.

8.2 Procedure and Effect of Termination.

(a) Any Party desiring to terminate this Agreement pursuant to Section 8.1 shall give written notice of such termination to the other Parties to this Agreement. Except as set forth in this Section 8.2, in the event of the termination of this Agreement and the abandonment of the transactions contemplated hereby pursuant to this Section 8.2, (i) each Party’s representations and warranties shall survive any such termination of this Agreement for two (2) years and (ii) that the foregoing termination shall not relieve any Seller of any liability, damages or losses resulting from any fraud or any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” shall mean any deliberate act or failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching was the conscious object of the act or failure to act.

(b) In the event this Agreement is terminated pursuant to Section 8.2, all filings, applications and other submissions made by any party hereto to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable and not legally prohibited, be withdrawn from such Person by such party.

ARTICLE IX

MISCELLANEOUS

9.1 Further Assurances. Without limiting and in addition to the other provisions of this Agreement, at the request of a Party, the other Parties shall execute and deliver to such requesting Party such documents and take such other action as such requesting Party may reasonably request in order to give effect to the transactions contemplated hereby.

9.2 Notices. All notices, requests, demands, waivers and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given and received if delivered (i) by hand (including by reputable overnight courier), (ii) by mail (certified or registered mail, return receipt requested), or (iii) by E-mail (receipt of which is confirmed, followed by delivery of an original via overnight courier service) to the respective parties at the following addresses:

(a) if to a Seller, at the address and E-mail address set forth opposite such Seller’s name on Schedule C attached hereto, with a copy to the Asset Class Head at the address and E-mail address set forth on the Asset Class Head’s signature page (which shall constitute notice to such Seller including for purposes of Section 9.13);

(b) if to the Asset Class Head, at the address and E-mail address set forth on the Asset Class Head’s signature page;

(c) if to STEP, SSG or SRE, to:

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, CA 92037

Attention: Chief Legal Officer

Email: Jennifer.Ishiguro@stepstonegroup.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Edward Sopher; Eric Scarazzo

Email: ESopher@gibsondunn.com; EScarazzo@gibsondunn.com

or to such other Person or address as any party shall specify by notice in writing delivered pursuant to the requirement set forth in this Section 9.2 to the other Party. All such notices, requests, demands, waivers and communications shall be deemed to have been given (i) on the date on which so hand-delivered, (ii) on the fifth (5th) Business Day following the date on which so mailed and (iii) on the date on which the E-mail is confirmed, except for a notice of change of address, which shall be effective only upon receipt thereof. For purposes of determining the date of delivery and receipt, the delivery or receipt of the copy of notices to outside legal counsel shall be irrelevant.

9.3 Annexes, Exhibits and Schedules. Any matter, information or item in any Annexes, Exhibits and Schedules  attached hereto are hereby incorporated in and made a part of this Agreement as if set forth herein.

9.4 Amendment, Modification and Waiver. This Agreement or any portion thereof, including any Annexes and Exhibits, may be amended, modified or supplemented by written agreement signed by STEP, SSG and the Asset Class Head; provided, that, to the extent that any such amendment, supplement or modification would materially adversely affect the rights or obligations the Sellers under this Agreement, such amendment, supplement or modification may only be made with the prior written consent of the Majority Holders; provided further, that, to the extent any such amendment, supplement or modification would materially adversely and disproportionately affect the rights or obligations of any particular Seller or category of Sellers under this Agreement as compared to other Sellers generally, such amendment, supplement or modification may only be made with the prior written consent of such Seller or a majority in interest of the Sellers that would be so adversely and disproportionately affected; provided further, that, any such amendment, supplement or modification to the definition of “Engaging in Competitive Behavior” set forth on Annex C attached hereto may only be made with the prior written consent of each Party hereto. Any failure of the Sellers or the Asset Class Head to comply with any term or provision of this Agreement may be waived by SSG or STEP, and any failure of SSG or STEP to comply with any term or provision of this Agreement may be waived by the Asset Class Head (on behalf of himself and the Sellers), at any time by an instrument in writing signed by or on behalf of such other party, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply. Further, neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder. Each Seller agrees that, to the extent all or a portion of this Agreement is amended, modified, supplemented or waived pursuant to the terms of this Section 9.4, such amendment, modification, supplement or waiver shall be binding on such Seller, regardless of whether such Seller provided consent to such amendment, modification, supplement or waiver (except if such consent is expressly required pursuant to this Section 9.4).

9.5 Entire Agreement. This Agreement, and the annexes, exhibits, schedules and other documents referred to herein which form a part hereof contain the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

9.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid. If any term or other provision of this Agreement for any reason is declared invalid, illegal or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid, illegal or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable Law.

9.7 Binding Effect; Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any Party without the prior written consent of SSG or STEP (in the case of an assignment by the Asset Class Head or a Seller) or the Asset Class Head (in the case of an assignment by SSG or STEP), and any such assignment without such prior written consent shall be null and void; provided, however, that SSG and STEP each may assign in whole or a part of this Agreement to any Affiliate without the prior consent of any other Party to this Agreement; provided further, that no assignment shall limit the assignor’s obligations or liabilities hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

9.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties to this Agreement and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

9.9 Fees and Expenses. Whether or not the transactions contemplated hereby are consummated pursuant hereto, (i) the fees and expenses associated with the Reclassification Transaction, including without limitation amending the governance documents of SRE or SRE GP (including without limitation, the SRE Limited Partnership Agreement and the SRE GP Limited Liability Company Agreement) in connection with the Reclassification Transaction, shall be borne by SRE, and (ii) the fees and expenses associated with negotiating and consummating the transactions contemplated by this Agreement, the Other Transaction Agreements, the indicative term sheet setting forth the terms of this Agreement and the Other Transaction Agreements, structuring the transactions contemplated hereby and thereby, and amending the governance documents of each of SRE, SIRA and SPD (including without limitation, the SRE Limited Partnership Agreement and the SRE GP Limited Liability Company Agreement) to reflect the governance changes in connection with entering into the transactions contemplated by this Agreement and the Other Transaction Agreements, shall be pooled and shall be borne 50% by SSG, one-sixth by SRE, one-sixth by SIRA, and one-sixth by SPD. Each Party hereto shall pay all other fees and expenses incurred by it or on its behalf in connection with the consummation of the transactions contemplated hereby. For the avoidance of doubt, the amount of the fees and expenses paid or payable by any party pursuant to this Section 9.9 shall be treated as transaction expenses and not reflected in any calculation hereunder of budgeted or actual adjusted net income of any party.

9.10 Counterparts. This Agreement may be executed in two or more counterparts (delivery of which may be via email as a portable document format (.pdf)), each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one (1) of such counterparts.

9.11 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” The words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including any annexes, schedules and exhibits hereto, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. References in this Agreement to Sections and Section numbers are to Sections and Section numbers of this Agreement unless the context otherwise specifies or requires. The words “party” or “parties” shall refer to parties to this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The words “dollar” or “$” shall mean U.S. dollars. The word “day” means calendar day unless Business Day is expressly specified. Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted. Each of the parties acknowledges that it has been represented by counsel in connection with the preparation and execution of this Agreement.

9.12 Enforcement of Agreement. Each Party agrees that irreparable damage may occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with the specific terms thereof or otherwise breach such provisions, and that money damages may not be an adequate remedy, even if available. The Parties hereto accordingly agree that, prior to the valid termination of this Agreement pursuant to Article VIII, each Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, as applicable, in a court determined pursuant to Section 9.13, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such Order.

9.13 Forum; Service of Process. Each Party hereto submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have jurisdiction, any other state or federal court located in the State of Delaware, in any action or proceeding arising out of or relating to this Agreement, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each Party hereto agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 9.2; provided, however, that nothing in this Section 9.13 shall affect the right of any party to serve legal process in any other manner permitted by Law. Each Party hereto agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

9.14 Governing Law. This Agreement shall be governed by the Laws of the State of Delaware, excluding choice of law principles that would require the application of the Laws of a jurisdiction other than the State of Delaware.

9.15 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS, HIS OR HER, AS THE CASE MAY BE, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.16 Asset Class Head.

(a) Appointment. Each of the Sellers agrees that it is desirable to designate Jeffrey Giller as the initial Asset Class Head. The Asset Class Head is hereby named as the representative of the Sellers and as their attorney-in-fact, with full power of substitution to act on behalf of the Sellers to the extent and in the manner set forth in this Agreement and any other documents in connection with the Transactions. All decisions, actions, consents and instructions by the Asset Class Head with respect to this Agreement and any other documents in connection with the Transactions shall be binding upon all of the Sellers, and no such Seller shall have the right to object to, dissent from, protest or otherwise contest the same. STEP and SSG shall be entitled to rely on any decision, action, consent or instruction of the Asset Class Head as being the decision, action, consent or instruction of the Sellers, and STEP and SSG are hereby relieved from any liability to any Person for acts done by them in accordance with any such decision, act, consent or instruction. By way of example and not limitation, the Asset Class Head shall be authorized and empowered, as agent of and on behalf of all Sellers to designate the Cash Election Percentage for the Participating Sellers in an Exchange, give and receive notices and communications as provided herein, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to, such claims or losses, to waive any breach or default of STEP or SSG of any obligation to be performed by STEP or SSG under this Agreement, to receive service of process on behalf of each Seller in connection with any claims against such Seller arising under or in connection with this Agreement, or any other agreements, instruments, certificates and documents provided for hereby or any of the transactions contemplated hereby or under any other documents in connection with the Transactions, to take all other actions that are either (i) necessary or appropriate in the judgment of the Asset Class Head for the accomplishment of the foregoing or (ii) specifically mandated by the terms of this Agreement. Notices or communications to or from the Asset Class Head shall constitute notice to or from the Sellers. Without limiting the generality of the foregoing, STEP and SSG are entitled to rely, without inquiry, upon any document delivered by the Asset Class Head as being genuine and correct and having been duly signed or sent by the Asset Class Head.

(b) Changes to the Asset Class Head. The Person acting as Head of Real Estate of SRE GP on the date of this Agreement shall initially be the Asset Class Head. In the event such Person ceases to be the Head of Real Estate of SRE GP, whether due to death, incapacity, resignation or otherwise, then in each case, (i) such Person shall automatically cease to be the Asset Class Head, and (ii) the individual elected by the Majority Holders shall become the Asset Class Head for all purposes under this Agreement.

(c) Authority. The grant of authority provided for in this Section 9.16 is coupled with an interest, is being granted, in part, as an inducement to STEP and SSG to enter into this Agreement and is in addition to the grant of authority provided in the Power of Attorneys, and (i) shall be irrevocable and survive the dissolution, liquidation or bankruptcy of any party or the death, incompetency, liquidation or bankruptcy of any Seller, shall be binding on any successor thereto and (ii) shall survive the assignment by any Seller of the whole or any portion of his, her or its interest under this Agreement.

(d) Each Seller hereby consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by Asset Class Head pursuant to this Section 9.16. Each Seller agrees that the Asset Class Head shall have no obligation or liability to any Person for any action taken or omitted by her in good faith, and each Seller shall indemnify and hold harmless the Asset Class Head from, and shall pay to the Asset Class Head the amount of, or reimburse the Asset Class Head for, any loss that the Asset Class Head may suffer, sustain or become subject to as a result of any such action or omission by the Asset Class Head under this Agreement. The Asset Class Head may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or her duties hereunder, and, without limiting the foregoing, shall incur no liability in his capacity as the Asset Class Head to the Sellers and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

(e) Any expenses or liabilities incurred by the Asset Class Head in connection with the performance of its duties under this Agreement or any other documents in connection with the Transactions shall not be the personal obligation of the Asset Class Head but shall be payable by the Sellers.

ARTICLE X

DEFINITIONS

“Acceleration Exchange” has the meaning set forth in Section 1.6(a).

“Acceleration Exchange Adjustment Statement” has the meaning set forth in Section 1.6(c).

“Acceleration Party” has the meaning set forth in Section 1.6(h).

“Adjusted Holdback” has the meaning set forth in Section 1.6(f).

“Adjustment Statement” has the meaning set forth in Section 1.5(a).

“Affiliate” means, with reference to a specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Aggregate Equity Limit” has the meaning set forth in Section 1.8(a).

“Annual Exchange Schedule” has the meaning set forth in Section 1.1(a).

“Antitrust Laws” means any antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including without limitation the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings in the European Union.

“Applicable Outside Date” means has the meaning set forth in Section 8.1(b).

“Asset Class Head” has the meaning set forth in the introductory paragraph of this Agreement.

“Assignment of Interest” has the meaning set forth in Section 2.3(b)(i).

“Attorney-in-fact” has the meaning set forth in Section 7.5.

“blocked person” has the meaning set forth in Section 3.6(c).

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable Law or executive order to close.

“Cash Consideration Amount” has the meaning set forth in Section 1.3.

“Cash Election Notice” has the meaning set forth in Section 1.3.

“Cash Election Percentage” has the meaning set forth in Section 1.3.

“Change of Control” has the meaning given to such term in the SSG LPA.

“Closing” has the meaning set forth in Section 1.2(a).

“Closing Date” has the meaning set forth in Section 1.2(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Recommendation” has the meaning set forth in Section 7.2(b).

“Consideration Units” has the meaning set forth in Section 1.1(b).

“Downward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“Downward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Effective Time” has the meaning set forth in Section 1.2(a).

“Equity Percentage” means, with respect to certain Exchanged Units, a percentage representing (a) such Exchanged Units divided by (b) the total number of issued and outstanding Equity Securities of SRE.

“Equity Securities” means, with respect to any Person, any and all partnership interests, capital stock, options or other equity securities in such Person, and all securities exchangeable for or convertible or exercisable into, any of the foregoing.

“Exchange” has the meaning set forth in the recitals of this Agreement.

“Exchange Agreement” means an exchange agreement in substantially in the form attached hereto as Exhibit B.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchanged Units” has the meaning set forth in Section 1.1(a).

“Existing Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of September 20, 2021, by and among STEP and the other Persons party thereto.

“Final Acceleration Exchange Value” has the meaning set forth in Section 1.6(c).

“Final Exchange Value” has the meaning set forth in Section 1.5(a).

“Fractional Unit Payment” has the meaning set forth in Section 1.1(d).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Approval” means any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

“Governmental Authority” means any government, court, regulatory or administrative agency, arbitral body or self-regulated entity, tribunal, commission or authority or other legislative, executive or judicial governmental entity, whether federal, national, provincial, state, local, foreign or multinational.

“GP Board” means the Board of Directors of SRE GP.

“HMT” has the meaning set forth in Section 3.6(c).

“Holdback” has the meaning set forth in Section 1.6(b).

“HSR Act” means the U.S. Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“HSR Approval” means the expiration or termination of any applicable waiting periods under the HSR Act or the execution of any consent agreement or other arrangement with any Governmental Authority that resolves concerns or objections under the Antitrust Laws with respect to the Transactions or any relevant Exchange.

“Individual Exchange Value” means, with respect to any Participating Seller in an Exchange, an amount as determined pursuant to Sections 1.5(b) and 1.5(c).

“Initial Reference Date” has the meaning set forth in the recitals of this Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Law” means any United States federal, state, local, municipal or non-United States statute, law, decree, Order, executive order, ordinance, rule, regulation, code, judgement, injunction and any common law.

“Majority Holders” means, as of the time of determination, persons owning a majority of the Equity Securities of SRE held by all parties to this Agreement (other than SSG and STEP).

“Nasdaq Approval” has the meaning set forth in Section 7.2(c).

“OFAC” has the meaning set forth in Section 3.6(c).

“Offered Securities” has the meaning set forth in Section 3.7.

“Order” means any final award, judgment, injunction, or verdict entered, issued, made or rendered by any Governmental Authority.

“Original Exchange” has the meaning set forth in Section 1.5(b).

“Original Exchange Value” has the meaning set forth in Section 1.5(a).

“Other Transaction Agreements” mean the SIRA Transaction Agreement and the SPD Transaction Agreement.

“Participation Percentage” has the meaning set forth in Section 1.2(a).

“Participating Seller” has the meaning set forth in Section 1.2(a).

“Party” has the meaning set forth in the introductory paragraph of this Agreement.

“Person” means and includes an individual, a corporation, a partnership, a limited liability company, a trust, an estate, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

“Publicly Traded Securities” means (i) stock or other shares of capital, debt instruments or other interests which are traded on a U.S. national securities exchange and are not subject to any restrictions on transfer under the Securities Act or other applicable U.S. federal or state securities laws or any contractual restrictions on sale or transfer, (ii) income interests or capital interests in a partnership, limited liability company or other entity that are convertible or exchangeable into such securities described in clause (i) in full without any limitation on amount or timing, and (iii) other types of securities that are convertible or exchangeable into such securities described in clauses (i) or (ii) in full without any limitation on amount or timing.

“Proceedings” means actions, litigation, suits, charge, complaint, subpoena, grievance, order, demand, audit, investigation, claims and legal, administrative, arbitration or mediation or similar proceedings (whether sounding in contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity).

“Process” or “Processing” means the creation, collection, use (including for the purposes of sending telephone calls, text messages and emails), storage, maintenance, processing, recording, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, access, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

“Power of Attorney” has the meaning set forth in Section 7.5.

“Presumptive Share” means, with respect to any Seller and any Exchange, the proportion obtained by dividing (i) the number of Equity Securities of SRE held by such Seller by (ii) the total number of Equity Securities of SRE held by all Sellers, determined in each case as of the Reference Date of such Exchange.

“Reclassification Transaction” has the meaning set forth in Section 7.1.

“Reduced Baseline Value” means, with respect to any Participating Seller in an Exchange, the Baseline Exchange Value (as defined in Annex A) to be delivered to such Participating Seller in such Exchange, net of any Downward Adjustment for such Participating Seller carried forward pursuant to clause (ii)(y) of the first sentence of Section 1.5(c) and clause (2) of the second sentence of Section 1.5(c).

“Reference Date” has the meaning set forth in the recitals of this Agreement.

“Reference Property” has the meaning set forth in Section 1.6(i)(iii).

“Reference Property Unit” has the meaning set forth in Section 1.6(i)(iii).

“Registration Rights Agreement” means a registration rights agreement substantially in the form attached hereto as Exhibit B.

“Required Regulatory Approvals” has the meaning set forth in Section 2.1(a).

“Sanctioned Country” has the meaning set forth in Section 3.6(c).

“Sanctions” has the meaning set forth in Section 3.6(c).

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“Seller Exchange Schedule” has the meaning set forth in Section 1.1(a).

“SIRA” has the meaning set forth in the recitals of this Agreement.

“SIRA Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“Skipped Exchange” has the meaning set forth in Section 1.8(c).

“SPD” has the meaning set forth in the recitals of this Agreement.

“SPD Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“specially designated national” has the meaning set forth in Section 3.6(c).

“SRE” has the meaning set forth in the introductory paragraph of this Agreement.

“SRE GP” means StepStone Group Real Estate Holdings LLC, a Delaware limited liability company, which serves as the general partner of SRE.

“SRE GP Limited Liability Company Agreement” means the Second Amended and Restated Limited Liability Company Agreement of SRE GP, dated as of October 1, 2019.

“SRE Limited Partnership Agreement” means the Fifth Amended and Restated Limited Partnership Agreement of SRE, dated as of January 1, 2024, and as applicable any amendment or replacement thereof from time to time.

“SSG” has the meaning set forth in the introductory paragraph of this Agreement.

“SSG Class D Units” means a newly created class of equity units of SSG to be designated Class D Units, having terms and rights substantially similar to the terms and rights applicable to the Class C Units of SSG.

“SSG LPA” means Ninth Amended and Restated Limited Partnership Agreement of StepStone Group LP, dated September 20, 2021, as the same may be further amended or restated from time to time in accordance with the terms thereof.

“STEP” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP Audited Financials” has the meaning set forth in Section 1.2(a).

“STEP Board” has the meaning set forth in Section 1.6(i).

“STEP Class A Common Stock” means the Class A Common Stock of STEP, par value $0.001 per share (or any successor security of STEP).

“STEP Stockholder Approval” has the meaning set forth in Section 7.2(b)

“StepStone” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP 30-Day VWAP” means, as of any date, the arithmetic average (rounded to the nearest second decimal place) of the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “STEP <equity> AQR” (or its equivalent successor if such page is not available) or any successor security thereto, in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day, on the trading market on which STEP Class A Common Stock is primarily listed on and quoted for trading as reported by Bloomberg L.P. (or its successor) or, if not available, by Dow Jones & Company Inc. (or its successor), or if neither is available, by another authoritative source, for each of the thirty (30) consecutive Trading Days ending on and including the fifteenth (15th) Trading Day after the Reference Date.

“Tax” or “Taxes” means (a) any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, special assessment, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; (b) any liability for payment of amounts described in clause (a) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law; and (c) any liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax receivable, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person (other than any commercial agreement entered into in the ordinary course of business and the primary focus of which is not Tax).

“Tax Receivable Agreement” means that certain Tax Receivable Agreement (Exchanges), dated as of September 18, 2020, by and among STEP, SSG, and each of the other persons and entities parties thereto.

“Termination Acceleration Exchange” has the meaning set forth in Annex C this Agreement.

“Trading Day” means a day on which (i) trading in the STEP Class A Common Stock (or other security for which a closing sale price must be determined) generally occurs on Nasdaq or, if the STEP Class A Common Stock (or such other security) is not then listed on Nasdaq, on the principal other U.S. national or regional securities exchange on which the STEP Class A Common Stock (or such other security) is then listed or, if the STEP Class A Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the STEP Class A Common Stock (or such other security) is then traded and (ii) a last reported sale price for the STEP Class A Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided, that, if the STEP Class A Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day.

“Transaction” has the meaning set forth in the recitals of this Agreement.

“Transfer”, including correlative terms, means, with respect to any Seller, any sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, of any or all of such Seller’s shares of STEP Class A Common Stock (or other economic interest in STEP), whether for value or no value and whether directly or indirectly, voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

“UNSC” has the meaning set forth in Section 3.6(c).

“Upward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Upward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“willful and material breach” means has the meaning set forth in Section 8.2(a).

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEP:

STEPSTONE GROUP INC.

By:	/s/ Scott Hart
Name:	Scott Hart
Title:	Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SSG:

STEPSTONE GROUP LP

By: StepStone Group Holdings LLC, its general partner

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SRE:

STEPSTONE GROUP REAL ESTATE LP

By: SSG Real Estate Holdings LLC, its general partner

By:	/s/ Jeffrey Giller
Name: Jeffrey Giller
Title: Partner, Head of Real Estate

[Signature Page to Transaction Agreement]

ASSET CLASS HEAD:

JEFFREY GILLER

/s/ Jeffrey Giller

[Signature Page to Transaction Agreement]

SELLERS:

JEFFREY GILLER, ACTING AS ATTORNEY-IN-FACT FOR EACH OF THE SELLERS LISTED ON SCHEDULE C

/s/ Jeffrey Giller

[Signature Page to Transaction Agreement]

ANNEX A

Calculation of Exchange Value

General Definitions

“Adjusted Net Income” means adjusted net income, as such term is defined in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such definition exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Adjusted Shares Outstanding” means a number of adjusted shares, calculated as of the Reference Date and not as a weighted-average over time, using the methodology used to calculate Adjusted Weighted-Average Shares in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such calculation of Adjusted Weighted-Average Shares exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Applicable SRE Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the STEP Multiple multiplied by (a) 65%, if the STEP Multiple equals 40, (b) 89%, if the STEP Multiple equals 16, and (c) a percentage ratably based on (a) and (b), if the STEP Multiple is greater than 16 and less than 40.

“Baseline Exchange Value” means an amount equal to (a) the Exchange Value, multiplied by (b) the Participation Percentage.

“Calculated SRE Value” means (a) with respect to an Exchange that is not an Acceleration Exchange, (i) the SRE Budget ANI as of the Reference Date for such Exchange, multiplied by (ii) the Applicable SRE Multiple for such Exchange, and (b) with respect to an Acceleration Exchange, (i) the Acceleration SRE Budget ANI as of the Reference Date for the Acceleration Exchange, multiplied by (ii) the Applicable SRE Multiple for such Exchange.

“Exchange Value” for an Exchange means an amount equal to (a) the Calculated SRE Value, multiplied by (b) the aggregate Equity Percentage represented by all Exchanged Units in such Exchange.

“Forward ANI Multiple” means, with respect to an Exchange, the ratio of (a) the STEP 30-Day VWAP, multiplied by (b) the total number of Adjusted Shares Outstanding on the Reference Date of such Exchange (for the avoidance of doubt, excluding any Consideration Units to be issued as of such date), divided by (c) (i) with respect to an Exchange that is not an Acceleration Exchange, the STEP Budget ANI, or (ii) with respect to an Acceleration Exchange, the Acceleration STEP Budget ANI.

“SRE Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of SRE, as prepared in good faith utilizing a consistent methodology as STEP and approved by the Board of Directors of SRE, for the 12-month period beginning on the Reference Date.

“STEP Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board for the 12-month period beginning on the Reference Date (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Units for such Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Units).

“STEP Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the Forward ANI Multiple; provided, that such multiple shall not be greater than 40.

Acceleration Exchange Definitions

“Acceleration SRE Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of SRE, as prepared in good faith utilizing a consistent methodology as STEP and approved by the GP Board, for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SRE for the Initial Projection Year shall be the Average Performance Fee Related Earnings of SRE.

“Acceleration STEP Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board, for the Initial Projection Year (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Acceleration Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Units for such Acceleration Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Units); provided, however, that in calculating such amount, the Performance Fee Related Earnings of STEP for the Initial Projection Year shall be the Average Performance Fee Related Earnings of STEP.

“Actual Acceleration SRE ANI” means, with respect to an Acceleration Exchange, the actual Adjusted Net Income of SRE used to prepare the STEP Audited Financials for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SRE for the Initial Projection Year shall be replaced with the Average Performance Fee Related Earnings of SRE.

“Average Performance Fee Related Earnings” means the average of the Performance Fee Related Earnings for (i) the Initial Projection Year, (ii) the Second Projection Year and (iii) the Final Projection Year.

“Final Projection Year” means the 12-month period starting immediately after the end of the Second Projection Year.

“Initial Projection Year” means, for an Acceleration Exchange, the 12-month period beginning on the Reference Date.

“Performance Fee Related Earnings” means the performance related revenue (including performance related fee revenue, incentive fee revenue and carried interest) less performance fee related compensation expense.

“Second Projection Year” means the 12-month period starting immediately after the end of the Initial Projection Year.

SCHEDULE B

Annual Exchange Schedule1

Reference Date	Portion of Equity Securities of SRE to be Acquired
April 1, 2024	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2025	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2026	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2027	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2028	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2029	5.0%
April 1, 2030	5.0%
April 1, 2031	5.0%
April 1, 2032	5.0%
April 1, 2033	5.0%

[1]	Schedule to be updated by SSG and the Asset Class Head, by mutual agreement, once post-unitization is available to provide an exact number of SRE units.

Appendix B

TRANSACTION AGREEMENT

by and among

STEPSTONE GROUP INC.,

STEPSTONE GROUP LP,

STEPSTONE GROUP REAL ASSETS LP,

JAMES O’LEARY, as the Asset Class Head,

AND

THE SELLERS NAMED HEREIN

Dated as of February 7, 2024

B-i

Annexes:

Annex A – Calculation of Exchange Value

Annex B – Required Regulatory Approvals

Annex C – Termination Acceleration Exchange

Annex D – Power of Attorney

Schedules:

Schedule A – Seller Exchange Schedule

Schedule B – Annual Exchange Schedule

Schedule C – Schedule of Sellers

Exhibits:

Exhibit A – Form of Exchange Agreement

Exhibit B – Form of Registration Rights Agreement

B-ii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of February 7, 2024, is by and among StepStone Group Inc., a Delaware corporation (“STEP”), StepStone Group LP, a Delaware limited partnership (“SSG”, and together with STEP, “StepStone”), StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), James O’Leary, solely in his capacity as the representative of the Sellers under this Agreement (the “Asset Class Head”), and each equityholder of SIRA identified as a Seller on Schedule C attached hereto (each, a “Seller”, and collectively, the “Sellers”, and together with STEP, SSG, SIRA, the Asset Class Head, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, to support the ongoing operational integration of business practices and to enhance client and staff experiences at StepStone and SIRA, the Parties desire to enter into this Transaction Agreement to facilitate the medium to long-term economic integration of the Parties;

WHEREAS, in furtherance of the purposes in the foregoing recital, the Parties intend for the Sellers to exchange, in a series of transactions, the Sellers’ equity interests in SIRA for equity interests in SSG (or cash in lieu of a portion thereof) (collectively, the “Transactions”, and each such exchange, an “Exchange”);

WHEREAS, substantially concurrently with the execution and delivery of this Agreement, StepStone has separately entered into (i) a transaction agreement (the “SRE Transaction Agreement”) with StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), certain equityholders of SRE parties thereto (the “SRE Sellers”) and the seller representative of SRE (the “SRE Asset Class Head”), and (ii) a transaction agreement (the “SPD Transaction Agreement”) with Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD”), SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller”), the seller representative of SPD (the “SPD Asset Class Head”) and StepStone Europe Limited, a private limited liability company incorporated in England;

WHEREAS, subject to the terms and conditions in this Agreement, including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined below), the Parties intend to consummate ten (10) annual Exchanges, or up to fifteen (15) annual Exchanges as set forth herein, with the first Exchange to be conducted with a reference date of April 1, 2024 (the “Initial Reference Date”) and to be consummated promptly following the Initial Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchange, and the subsequent Exchanges to be conducted with a reference date of each of the next succeeding anniversaries of the Initial Reference Date (such dates, together with the Initial Reference Date, each, a “Reference Date”) and to be consummated promptly following each applicable Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchanges;

WHEREAS, the Parties intend that, at the consummation of the last Exchange or the Acceleration Exchange (as defined below), SSG will own one hundred percent (100%) of all the outstanding equity interests of SIRA currently not owned by SSG; and

WHEREAS, as a condition and inducement to STEP and SSG to enter into this Agreement and as a condition to each Closing, each Seller desires to, by executing this Agreement, enter into a Power of Attorney (as defined below) in the form attached hereto as Annex D, appointing the Asset Class Head and any other Person or Persons referred to therein, and each of them, as such Seller’s attorneys-in-fact with authority to act on behalf of such Seller in connection with the Transactions, and each Seller, the Asset Class Head, and SIRA agree to use best efforts to deliver SSG and STEP a duly executed, witnessed, accepted by the principal and notarized (in each case, to the extent required by applicable Laws) Power of Attorney as promptly as possible (and in any event within fifteen (15) days of this Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

THE EXCHANGE

1.1 The Exchange.

(a) Upon the terms and subject to the conditions of this Agreement, at each Closing (as defined below), each Participating Seller (as defined below) shall sell, convey, assign, transfer and deliver to SSG, and SSG shall purchase, acquire and accept from each Seller, all of such Seller’s right, title and interest in and to such amount of Equity Securities of SIRA in accordance with the principles set forth on Schedule A attached hereto (the “Seller Exchange Schedule”); provided, that, the Asset Class Head may modify the Seller Exchange Schedule no later than ten (10) days prior to the Reference Date of such Exchange with the prior written approval by the GP Board (unless such modifications are consistent with the methodology stated in the Seller Exchange Schedule and reflect only changes in ownership due to transfers among the Sellers or other active employees of SIRA, in which case the written approval of the GP Board is not required); provided, however, that, in the event the Seller Exchange Schedule is substantially modified by the Asset Class Head, the Asset Class head shall, in good faith, notify and consult with the Sellers regarding the changes in circumstances relating to any such modification; provided, further, that, any such modification shall not change the aggregate amount of Equity Securities of SIRA being exchanged in such Exchange, which shall, in the aggregate, equal the amount of Equity Securities of SIRA set forth on Schedule B attached hereto (the “Annual Exchange Schedule”) opposite the Reference Date of such Exchange. For purposes of this Agreement, (i) any Equity Securities of SIRA exchanged pursuant to this Agreement may be referred to as the “Exchanged Units”; (ii) any Seller who participates in an Exchange may be referred to as a “Participating Seller” for purposes of such Exchange; and (iii) a “Participation Percentage” with respect a Participating Seller in an Exchange shall mean a percentage representing (x) the Exchanged Units delivered by such Participating Seller in such Exchange divided by (y) the aggregate Exchanged Units delivered by all Participating Sellers in such Exchange.

(b) In exchange therefor, at each Closing (except with respect to an Acceleration Exchange, which shall be governed by Section 1.6), SSG shall convey to each Participating Seller such Participating Seller’s Individual Exchange Value by (i) delivering to such Participating Seller an amount in cash equal to (x) the Reduced Baseline Value multiplied by the Cash Election Percentage with respect to such Participating Seller for such Exchange as determined pursuant to Section 1.3, plus (y) the Fractional Unit Payment, and (ii) issuing to such Participating Seller the number of whole SSG Class D Units (rounded down to the nearest whole SSG Class D Unit) equal to (x) (A) the Individual Exchange Value less (B) the cash amount delivered pursuant to the foregoing clause (i)(x), divided by (y) the STEP 30-Day VWAP. Any SSG Class D Units issued by SSG to the Sellers pursuant to his Agreement may be referred to herein as the “Consideration Units”.

(c) At each Closing, each Participating Seller shall also convey, assign, transfer and deliver to SSG all of such Participating Seller’s right, title and interest in and to a number of membership interests of SIRA GP, for no additional consideration, equal to (i) such Participating Seller’s Participation Percentage in such Exchange multiplied by (ii) the number of total issued and outstanding membership interests of SIRA GP multiplied by (iii) the Equity Percentage with respect to such Exchange.

(d) In lieu of the issuance of any fractional SSG Class D Unit, any Seller who would otherwise have been entitled to a fraction of a SSG Class D Unit pursuant to the terms of this Agreement shall be paid cash, without interest (the “Fractional Unit Payment”), in an amount equal to (i) the fractional SSG Class D Unit to which such Seller would otherwise be entitled under Article I of this Agreement multiplied by (ii) the STEP 30-Day VWAP, and rounded to the nearest cent.

1.2 Closing.

(a) The closing of any Exchange (each a “Closing”) shall take place remotely via electronic exchange of documents and signatures, as promptly as practicable following, but in no event later than, the third (3rd) Business Day after the satisfaction or waiver of each of the conditions set forth in Article II of this Agreement applicable to such Closing (other than, but subject to satisfaction of, the conditions to be satisfied on the applicable Closing Date); provided, however, in no event shall a Closing take place prior to the first (1st) Business Day after the latest of (i) the last day of the determination period for the STEP 30-Day VWAP for such Exchange, (ii) the date on which STEP issues its audited financial statements for its latest fiscal year ending prior to the Closing (the “STEP Audited Financials”), and (iii) the date on which the Adjustment Statement is delivered in respect of the preceding Exchange. For purposes of this Agreement, the date of the Closing with respect to an Exchange may be referred to as the “Closing Date” of such Exchange, and the effective time of the Closing with respect to an Exchange may be referred as the “Effective Time” of such Exchange.

(b) The failure to consummate an Exchange on the date and time determined pursuant to Section 1.2(a) shall not result in the termination of this Agreement or relieve any Party of any of its obligations under this Agreement.

1.3 Cash Election. For each Exchange other than the first Exchange, the Asset Class Head may deliver to SSG a notice (a “Cash Election Notice”) setting forth a percentage of the Reduced Baseline Value of such Exchange to be settled in cash for each Participating Seller (such percentage, the “Cash Election Percentage”); provided, that, for the first Exchange, the Cash Election Percentage for each Participating Seller shall be ten percent (10%) (except as otherwise designated by the Asset Class Head and notified to SSG within ten (10) days of this Agreement); provided, further, in no event shall the aggregate cash settlement amount to be paid in the first Exchange exceed ten percent (10%) of the Baseline Exchange Value of the first Exchange, and in no event shall the aggregate cash settlement amount to be paid in any subsequent Exchange exceed twenty percent (20%) of the Reduced Baseline Value of such Exchange; provided, further, that upon the request of the Asset Class Head, SSG shall consider in good faith increasing such permitted cash settlement amount if the Sellers would experience materially greater aggregate tax liability in one or more Exchanges than previously anticipated. Each Cash Election Notice shall be delivered by May 1 of the year prior to the Reference Date of such Exchange. In the event that no Cash Election Notice is properly and timely delivered for an Exchange, the Cash Election Percentage for each Participating Seller shall be deemed to be zero with respect to such Exchange. Upon receipt of a Cash Election Notice properly and timely delivered, subject to the restrictions under applicable Law, any governance documents of STEP and SSG, and any credit agreement, loan agreement, note, indenture or other financing agreements under which STEP or SSG is bound, and subject to the receipt of any applicable stockholder or regulatory approval, SSG, at its sole discretion, shall use commercially reasonable efforts to deliver, or cause to be delivered, the cash portion of the Baseline Exchange Value (or, for each Exchange other than the first Exchange, the Reduced Baseline Value); provided, that, to the extent SSG does not deliver, or cause to be delivered, all or a portion of such cash consideration, the cash portion shall be reduced and, consequently, the number of Consideration Units deliverable shall be increased.

1.4 Distribution Adjustments. It is intended that any distributions made by SIRA in respect of the Exchanged Units with respect to any period ending prior to the Reference Date for an Exchange will inure to the benefit of the Participating Sellers; and that the Consideration Units issued in such Exchange shall entitle the Participating Sellers to receive any distributions made by SSG with respect to any period commencing on or after the applicable Reference Date. In the event any such distributions are paid or made to a Person in a manner inconsistent with such intent, then the Parties shall make appropriate adjustments (i) to the consideration delivered in such Exchange or in the subsequent Exchanges or (ii) to distributions or other payments made by SSG with respect to the Consideration Units after the applicable Reference Date.

1.5 True-Up.

(a) Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after each issuance of the STEP Audited Financials, SSG shall deliver to the Asset Class Head a statement (an “Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the last Exchange by applying the Applicable SIRA Multiple as of the preceding Reference Date to the actual Adjusted Net Income of SIRA (rather than SIRA Budget ANI) used to prepare the STEP Audited Financials (such recalculated amount, the “Final Exchange Value”). An “Upward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (w) the Final Exchange Value and (x) the Exchange Value originally calculated and used for such Exchange (the “Original Exchange Value”); and a “Downward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (y) the Original Exchange Value and (z) the Final Exchange Value.

(b) Upward Adjustment. If an Upward Adjustment Amount exists, then in the current year Exchange, (i) for any Person who is a Participating Seller in the current year Exchange, the Individual Exchange Value to be delivered to such Person shall equal (x) the Reduced Baseline Value to be delivered to such Person in such Exchange plus (y) the product of (A) the Upward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Exchange for which the Adjustment Statement is provided (the “Original Exchange”), and (ii) for any Person who was a Participating Seller in the Original Exchange but is not a Participating Seller in the current year Exchange, then at the Closing of the current year Exchange (or if the Original Exchange is the final Exchange for such Person, then as soon as practicable following the date on which STEP issues the STEP Audited Financials for the current year Exchange), SSG shall (x) issue such Person an additional amount of Consideration Units (rounded down to the nearest whole Consideration Unit) equal to (A) the Upward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Original Exchange, divided by (C) the STEP 30-Day VWAP, and (y) pay such Person an amount of cash equal to the Fractional Unit Payment. For the avoidance of doubt, any reference to Upward Adjustment Amount in this paragraph shall be a reference to the Upward Adjustment Amount with respect to the Original Exchange.

(c) Downward Adjustment. If a Downward Adjustment Amount exists, then in the current year Exchange, (i) for any Person who is a Participating Seller in the current year Exchange, (x) the Reduced Baseline Value to be delivered to such Person shall be reduced by an amount equal to the product of (A) the Downward Adjustment Amount multiplied by (B) such Person’s Participation Percentage in the Original Exchange, and (y) the Individual Exchange Value to be delivered to such Person shall equal the Reduced Baseline Value as adjusted by the foregoing Section 1.5(c)(i)(x), (ii) for any Person who was a Participating Seller in the Original Exchange but is not a Participating Seller in the current year Exchange, then, at SSG’s option, (x) such Person shall promptly (and in any event within thirty (30) days) pay SSG an amount of cash equal to (A) the Downward Adjustment Amount, multiplied by (B) such Person’s Participation Percentage in the Original Exchange, or (y) an amount equal to (A) the Downward Adjustment Amount, multiplied by (B) such Person’s Participation Percentage in the Original Exchange, shall be carried forward to the next succeeding future Exchange(s) participated by such Person. To the extent the Individual Exchange Value would fall below zero as a result of an adjustment pursuant to this Section 1.5(c), then, at SSG’s option, (1) any Person who was a Participating Seller in the Original Exchange shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to (x) the remaining Downward Adjustment Amount, multiplied by (y) such Person’s Participation Percentage in the Original Exchange, or (2) an amount equal to (x) the remaining Downward Adjustment Amount, multiplied by (y) such Person’s Participation Percentage in the Original Exchange, shall be carried forward to the next succeeding future Exchange(s) participated by such Person. To the extent any remaining balance of the applicable portion of any Downward Adjustment Amount exists immediately after the Closing of the final Exchange with respect to a Seller, such Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to such remaining balance. Each Seller acknowledges and agrees that, in the event that a Seller does not timely pay SSG any cash amount payable by such Seller to SSG pursuant to this Section 1.5(c), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG or its Affiliates to such Seller or its Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to such Seller or its Affiliates. For the avoidance of doubt, any reference to Downward Adjustment Amount in this paragraph shall be a reference to the Downward Adjustment Amount with respect to the Original Exchange.

1.6 Acceleration Exchange.

(a) Acceleration Exchange. At any point following the Exchange with respect to the April 1, 2028 Reference Date, the Majority Holders and SSG may, by mutual agreement, elect to accelerate the remaining annual Exchanges in one final Exchange as of the Reference Date immediately following such election. Each Seller agrees that in the event the Majority Holders and SSG so elect to accelerate the remaining annual Exchanges, the Majority Holders and SSG may, in their sole discretion, require each Seller to sell and surrender all Equity Securities of SIRA held by such Seller in such final Exchange. For purposes of this Agreement, such final Exchange may be referred to as the “Acceleration Exchange”.

(b) Holdback. At the Closing of the Acceleration Exchange, Consideration Units representing fifty percent (50%) of the Reduced Baseline Value (the “Holdback”) shall not be issued by SSG but shall instead be held back to facilitate a true-up following the issuance of the STEP Audited Financials for the Final Projection Year (it being understood that, without limiting the provisions set forth in Section 1.3, the Cash Election Percentage for such Acceleration Exchange shall not exceed fifty percent (50%) for any Seller). For the avoidance of doubt, the Holdback shall not include any cash consideration included in the Reduced Baseline Value. SSG shall pay to the Participating Sellers (in proportion to their respective Participation Percentages for such Acceleration Exchange) an amount equal to all dividends, distributions (including tax distributions) and other income with respect to fifty percent (50%) of the unissued Consideration Units included in the Holdback, which payment shall be made at the same time as such dividends, distributions and other income are distributed or paid to the other partners of SSG generally in accordance with the terms of the SSG LPA; SSG shall pay to the Participating Sellers (in proportion to their respective Participation Percentages for such Acceleration Exchange) an amount equal to all dividends, distributions and other income with respect to the other fifty percent (50%) of the unissued Consideration Units included in the Holdback, which payment shall be made at such time as, and to the extent, the Participating Sellers become entitled to such Consideration Units.

(c) Acceleration Exchange Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after the issuance of the STEP Audited Financials for the Final Projection Year, SSG shall deliver to the Asset Class Head a statement (the “Acceleration Exchange Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the Acceleration Exchange by applying the Applicable SIRA Multiple as of the Reference Date of the Acceleration Exchange to the Actual Acceleration SIRA ANI (rather than Acceleration SIRA Budget ANI) (such recalculated amount, the “Final Acceleration Exchange Value”). An “Upward Acceleration Exchange Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Final Acceleration Exchange Value and the Exchange Value originally calculated and used for the Acceleration Exchange (the “Original Acceleration Exchange Value”); and a “Downward Acceleration Exchange Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Original Acceleration Exchange Value and the Final Acceleration Exchange Value.

(d) No Adjustment. If the Final Acceleration Exchange Value equals the Original Acceleration Exchange Value, SSG shall promptly (and in any event within thirty (30) days of the date of determination of the Final Acceleration Exchange Value) release the Holdback to each Participating Seller in proportion to such Participating Seller’s Participation Percentage.

(e) Upward Acceleration Exchange Adjustment. Upon the delivery of the Acceleration Exchange Adjustment Statement, if an Upward Acceleration Exchange Adjustment Amount exists, SSG shall promptly deliver to each Participating Seller in such Acceleration Exchange (i) such Participating Seller’s Participation Percentage of amounts in the Holdback, (ii) cash equal to the Fractional Unit Payment, and (iii) a number of issued Consideration Units (rounded down to the nearest whole Consideration Unit) equal to (x) such

Participating Seller’s Participation Percentage of the Upward Acceleration Exchange Adjustment Amount (net of any Downward Adjustment carried forward pursuant to Section 1.5(c)) divided by (y) the STEP 30-Day VWAP.

(f) Downward Acceleration Exchange Adjustment. Upon the delivery of the Acceleration Exchange Adjustment Statement, if a Downward Acceleration Exchange Adjustment Amount exists, SSG shall (i) retain for SSG’s account from the Holdback an amount equal to the Downward Acceleration Exchange Adjustment Amount (together with all dividends, distributions and other income with respect to the relevant unissued Consideration Units) (the remaining Holdback after such deduction, the “Adjusted Holdback”), and (ii) following the completion of step (i), promptly release the Adjusted Holdback, if any, to each Participating Seller in proportion to such Participating Seller’s Participation Percentage for such Acceleration Exchange, in each case net of any Downward Adjustment for such Participating Seller carried forward pursuant to Section 1.5(c).

(g) Further Adjustment. In the event the Downward Acceleration Exchange Adjustment Amount exceeds the Exchange Value of the Holdback, each Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to (i) such Participating Seller’s Participation Percentage of (ii) (x) the Downward Acceleration Exchange Adjustment Amount less (y) the Exchange Value of the Holdback. Each Seller acknowledges and agrees that, in the event that a Seller does not timely pay SSG any cash amount payable by such Seller to SSG pursuant to this Section 1.6(g), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG or its Affiliates to such Seller or its Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to such Seller or its Affiliates.

(h) Termination Acceleration Exchange. With respect to any Seller who is terminated (with or without cause), resigns or retires (an “Acceleration Party”), such Seller’s remaining Equity Securities in SIRA shall be treated as set forth in Annex C attached hereto.

(i) Change of Control Exchange. If a Change of Control of STEP or SSG shall occur, then the Exchanges provided for herein shall continue as scheduled; provided, that:

(i) the STEP Multiple for all Exchanges occurring on or after the date of the Change of Control shall be the lower of (x) 40 and (y) the STEP Multiple implied by the fair value (as determined in good faith by the Board of Directors of STEP (the “STEP Board”)) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; provided, however, that this Section 1.6(i)(i) shall be subject to Section 1.8, and the provisions relating to Skipped Exchanges shall apply, if the applicable STEP Multiple as determined in accordance with the foregoing is below 16;

(ii) for the purposes of subsequent calculations of the Exchange Value, the Exchange Value shall be calculated based on the fair value (as determined in good faith by the STEP Board) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; and

(iii) the Exchange Value to be delivered to each Participating Seller for Exchanges occurring on or after the effective date of the Change of Control shall be payable in the kind of securities, cash or other property paid in such Change of Control to other equityholders of STEP or SSG (such securities, cash or other property, the “Reference Property” and the amount and kind of Reference Property that a holder of one Consideration Unit would be entitled to receive, a “Reference Property Unit”); provided, that, (x) if the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of equityholder election, then the composition of the Reference Property Unit shall be deemed to be the weighted average of the types and amounts actually received by the other equityholders of STEP or SSG in the Change of Control transaction, and (y) if the Reference Property consists of equity securities that are not Publicly Traded Securities, STEP and SSG shall use commercially reasonable efforts, acting in good faith, to structure the Change of Control transaction to avoid a disproportionate and materially adverse effect on the Sellers relative to the other equityholders of STEP or SSG party to such Change of Control transaction.

1.7 Adjustment for Reclassification. If the number of outstanding Equity Securities of STEP, SSG or SIRA have been changed into a different number of units or a different class (including by reason of any reclassification, unit split (including a reverse unit split), recapitalization, split-up, combination, exchange of units, readjustment or other similar transaction), or if a unit dividend or unit distribution thereon is declared, the relevant provisions of this Agreement shall be equitably adjusted to reflect such change so as to provide SSG and Sellers the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 1.7 shall be deemed to permit or authorize SIRA to effect any such change that it is not authorized or permitted to undertake.

1.8 Limitations on Exchanges.

(a) Notwithstanding the other provisions of this Article I, none of the Sellers shall be obligated to effect any Exchange if the STEP Multiple with respect to such Exchange is below 16 (such Exchange, a “Skipped Exchange”).

(b) Notwithstanding the provisions of this Article I, neither STEP nor SSG shall be obligated to effect any Exchange if, after giving effect to such Exchange, STEP and/or SSG would have issued, pursuant to the terms of this Agreement and/or the Other Transaction Agreements, more than an aggregate of 75 million Consideration Units and/or Consideration Securities (as such term is defined in each Other Transaction Agreement) (the “Aggregate Equity Limit”). To the extent an Exchange would otherwise result in the issuance of Consideration Units in excess of the Aggregate Equity Limit, STEP or SSG may, at its option and in its sole discretion, (i) increase the Cash Election Percentage for such Exchange (notwithstanding the cap set forth in Section 1.3) so as to complete such Exchange without exceeding the Aggregate Equity Limit, or (ii) increase the Aggregate Equity Limit; provided, that, upon the request of the Asset Class Head, STEP and/or SSG shall consider in good faith using its commercially reasonable efforts to effectuate the foregoing clause (ii) (and failing that, the foregoing clause (i)).

(c) For the avoidance of doubt, no Closing shall occur with respect to a Skipped Exchange and Sellers shall not be required to sell, convey or deliver Equity Securities of SIRA in connection with such Skipped Exchange.

(d) In the event of a Skipped Exchange, the Exchanged Units that would otherwise have been subject to such Exchange (i) shall be subject to the next annual Exchange for which the STEP Multiple is equal to or greater than 16 or the Aggregate Equity Limit has not been exceeded, as applicable, (ii) the Exchange Value for such Exchanged Units shall be calculated using the actual Adjusted Net Income of SIRA (rather than SIRA Budget ANI) for the fiscal year that was the subject of the Skipped Exchange and (iii) no true-up pursuant to Section 1.5 shall be made with respect to such Exchanged Units.

1.9 Extension of Exchanges. During the period from and after the Closing of the fifth annual Exchange until thirty (30) calendar days after the Closing of the fifth annual Exchange, the Asset Class Head may, at his option on one occasion, deliver to SSG a notice (the “Extension Notice”) to the effect that the Sellers irrevocably elect to increase the remaining number of annual Exchanges from five (5) to ten (10), and which Extension Notice shall be accompanied by a revised Annual Exchange Schedule that shall reflect such increase and a reduction from 5.0% per year to 2.5% in the corresponding amount of Equity Securities of SIRA applicable to all future Exchanges (provided, that the foregoing remains subject to the election to trigger an Acceleration Exchange in accordance with Section 1.6).

ARTICLE II

CONDITIONS TO EACH CLOSING

2.1 Conditions to All Parties’ Obligations to Close. The obligations of SSG and STEP, on the one hand, and of the Sellers, on the other hand, to complete any Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part with respect to the Sellers by the Asset Class Head):

(a) Required Regulatory Approvals. The authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations or terminations of waiting periods required from, any Governmental Authorities set forth in Annex B attached hereto, with respect to this Agreement, the Transactions, and the relevant Exchange (all such permits, approvals, filings and consents and the expiration or termination of all such waiting periods being referred to as the “Required Regulatory Approvals”), and all such Required Regulatory Approvals shall be in full force and effect.

(b) Stockholders Approval. The STEP Stockholder Approval shall have been obtained and shall be in full force and effect.

(c) Nasdaq Approval. The Nasdaq Approval shall have been obtained and shall be in full force and effect.

(d) No Injunctions or Restraints. No applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint or prohibition preventing the consummation of the Transactions or the relevant Closing shall be in effect.

(e) Completion of the Reclassification Transaction. The Reclassification Transaction shall have been completed.

2.2 Conditions to the Sellers’ Obligations. The obligations of the Sellers to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by the Asset Class Head):

(a) Representations and Warranties. The representations and warranties regarding SSG and STEP in Section 4.4 shall be true and correct in all material respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, and the other representations and warranties regarding SSG and STEP in Article IV of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except, in each case, where the failure of such representations and warranties to be true and correct has not, or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on SSG’s and STEP’s ability to consummate the Transactions.

(b) Deliverables. The following documents shall have been delivered to each Seller:

(i) the Exchange Agreement duly executed by SSG and STEP; provided, that, no such agreement needs to be delivered if SSG and STEP have already delivered such agreement at a prior Closing and such agreement remains in full force and effect; and

(ii) the Registration Rights Agreement duly executed by STEP and the parties necessary for such agreement (as contemplated to be amended pursuant to this Agreement) to be effective (except for the Sellers); provided, that, no such agreement needs to be delivered if STEP has already delivered such agreement at a prior Closing and such agreement remains in full force and effect.

(c) SSG and STEP shall have delivered a certificate to each Seller to the effect set forth in Section 2.2(a), signed by a duly authorized officer of each of SSG and STEP.

2.3 Conditions to SSG’s and STEP’s Obligations. The obligations of SSG and STEP to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by SSG and STEP):

(a) Representations and Warranties. The representations and warranties regarding each Seller in Article III of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date.

(b) Deliverables. Each Seller shall have delivered to SSG and STEP each of the following documents:

(i) an Assignment of Interest (the “Assignment of Interest”) in a form to be agreed between SSG and the Asset Class Head, setting forth the amount of Exchanged Units to be exchanged pursuant to the terms of this Agreement, duly executed by or on behalf of such Seller;

(ii) a spousal consent (to the extent applicable) in a form to be agreed between SSG and the Asset Class Head, duly executed by such Seller’s spouse; provided, that, no such spousal consent needs to be delivered if such Seller’s spouse has already delivered such spousal consent at a prior Closing and such spousal consent remains in full force and effect;

(iii) a properly executed applicable IRS Form W-8 or W-9, as applicable, from such Seller;

(iv) a properly executed certificate under Treasury Regulation 1.1446(f)-2(b) or 1.1445(f)-2(c) from such Seller, if applicable;

(v) the amended and restated SSG LPA duly executed by or on behalf of such Seller; provided, that, no such documentation needs to be delivered if such Seller has already delivered such documentation at a prior Closing and such documentation remains in full force and effect;

(vi) the amended and restated SIRA Limited Partnership Agreement and the amended and restated SIRA GP Limited Liability Company Agreement, in each case duly executed by or on behalf of such Seller; provided, that, no such documentation needs to be delivered if such Seller has already delivered such documentation at a prior Closing and such documentation remains in full force and effect;

(vii) an Exchange Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect;

(viii) a Registration Rights Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect; and

(ix) a joinder to the Tax Receivable Agreement duly executed by or on behalf of such Seller; provided, that, no such agreement needs to be delivered if such Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect.

(c) Each Seller shall have delivered SSG and STEP a duly executed, witnessed, accepted by the principal and notarized (in each case, to the extent required) Power of Attorney in compliance with either the New York General Obligations Law, or applicable local Laws governing the enforceability of such Power of Attorney that would render such Power of Attorney enforceable in New York as reasonably determined by SSG in good faith.

(d) Each Seller shall have delivered a certificate to SSG and STEP to the effect set forth in Section 2.3(a), duly signed by or on behalf of such Seller.

2.4 Withholding. SSG shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement or pursuant to any Person’s ownership of equity of SSG or an Affiliate such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law, including any withholding under Section 1446(f) and 1446(a) of the Code. SSG shall use commercially reasonable efforts to cooperate with each Seller to reduce or eliminate any such withholding requirement with respect to consideration payable to such Seller. To the extent that such amounts are so withheld or paid over to or deposited with the relevant Governmental Authority by SSG, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller hereby severally but not jointly represents and warrants to SSG as follows:

3.1 Organization; Good Standing; Power. Such Seller, if not an individual, has been duly organized and is validly existing and in good standing under the Laws of its respective jurisdictions of organization. Such Seller has all requisite power and authority or legal capacity (as applicable) to enter into this Agreement, the Power of Attorney and any other documents to be entered into by such Seller in connection with the Transactions and to consummate the transactions contemplated hereby and thereby.

3.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Seller of this Agreement and the Power of Attorney, and for the sale and delivery of the Exchanged Units to be sold by such Seller hereunder, including any such consent or approval of such Seller’s current or prior spouse, have been obtained (except for anything set forth in Section 2.1); and such Seller has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Exchanged Units to be sold by such Seller hereunder; this Agreement and the Power of Attorney have each been duly authorized, executed and delivered by such Seller.

3.3 No Conflicts. The execution, delivery and performance by such Seller of this Agreement and the Power of Attorney, the sale of the Exchanged Units to be sold by such Seller and the consummation by such Seller of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of such Seller pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property, right or asset of such Seller is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Seller if such Seller is not an individual, or (iii) result in the violation of any Law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

3.4 Title to the Exchanged Units. Such Seller has good and valid title to the Exchanged Units to be sold by such Seller hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the Assignment of Interest in respect of such Exchanged Units and payment therefor pursuant hereto, good and valid title to such Exchanged Units, free and clear of all liens, encumbrances, equities or adverse claims, will pass to SSG.

3.5 Litigation. There are no Proceedings pending, or to such Seller’s knowledge, threatened against such Seller, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which such Seller is a party or consummation by such Seller of the transactions contemplated hereby or thereby.

3.6 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws.

(a) Neither such Seller, nor, to the extent such Seller is not an individual, any of its subsidiaries, Affiliates, directors, officers, employees, nor, to the knowledge of Seller, any agents or other Persons associated with or acting on behalf of such Seller or any of its subsidiaries has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) Such Seller has been in compliance with, and to the extent if such Seller is not an individual, the operations of such Seller and its subsidiaries are and have been conducted at all times in compliance with any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Seller or, to the extent such Seller is not an individual, any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Seller, threatened.

(c) Neither such Seller, nor, to the extent such Seller is not an individual, any of its subsidiaries, Affiliates, directors, officers, employees, nor, to the knowledge of Seller, any agents or other Persons associated with or acting on behalf of such Person is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is such Seller, any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic (each, a “Sanctioned Country”); and such Seller will not directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five (5) years, such Seller, and to the extent such Seller is not an individual, its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

3.7 Investment Representations and Warranties. Such Seller understands and agrees that the offering, sale and issuance of the Consideration Units and, to the extent such Consideration Units are exchanged for STEP Class A Common Stock, such shares of STEP Class A Common Stock (collectively with the Consideration Units, the “Offered Securities”) have not been and will not be registered under the Securities Act or any applicable state securities Laws, in each case except as contemplated by the Exchange Agreement and the Registration Rights Agreement, and such offer, sale and issuance are being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent of the Seller and the accuracy of the Seller’s representations, warranties, agreements, acknowledgements and understandings as expressed in this Agreement.

3.8 Acquisition for Own Account. Such Seller is acquiring the Offered Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities Laws. The Seller is not party to any agreement providing for or contemplating the distribution of any of the Offered Securities, other than this Agreement, the Exchange Agreement and the Registration Rights Agreement.

3.9 Ability to Protect Its Own Interests and Bear Economic Risks. Such Seller, by reason of the business and financial experience of such Seller or its representatives, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Offered Securities. Such Seller is able to bear the economic risk of an investment in the Offered Securities and is able to sustain a loss of all of its investment in the Offered Securities without economic hardship, if such a loss should occur.

3.10 Accredited Investor; No Bad Actor. Such Seller is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act. The Seller has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

3.11 No Governmental Review. Such Seller understands that no U.S. federal or state agency or any U.S. or non-U.S. Governmental Authority has passed on or made any recommendation or endorsement of the Offered Securities or the fairness or suitability of the investment in the Offered Securities nor have such authorities passed upon or endorsed the merits of the offering of the Offered Securities.

3.12 Access to Information. Such Seller has access to documents, records and other information about SSG and STEP, and has been given an opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants, and representatives of SSG and STEP concerning their business, operations, financial condition, assets, liabilities and other matters relevant to an investment in the Offered Securities.

3.13 No Public Market. Such Seller understands that no public market now exists for the Consideration Units, and both SSG and STEP intend to prevent a public market to exist for the Consideration Units, except to the extent that the Consideration Units are exchanged for STEP Class A Common Stock pursuant to the terms of the Exchange Agreement.

3.14 Advisors. Such Seller has had the opportunity to review with its own tax, financial and legal advisors regarding the consequences of an investment in the Offered Securities, including the tax consequences thereof, and of the transactions contemplated by this Agreement. Such Seller is relying solely on its own determination as to the consequences of such investment and transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SSG

Each of STEP and SSG represents and warrants to the Sellers as follows:

4.1 Organization; Good Standing; Power. Each of STEP and SSG has been duly organized and is validly existing and in good standing under the Laws of its respective jurisdictions of organization. Each of STEP and SSG has all requisite power and authority to enter into this Agreement, the Exchange Agreement and Registration Rights Agreement and any other documents to be entered into by STEP or SSG in connection with the Transactions.

4.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by STEP and SSG of this Agreement, the Exchange Agreement, the Registration Rights Agreement (except for consent by the majority parties as set forth in the Existing Registration Rights Agreement)

and any other documents to be entered into by STEP or SSG in connection with the Transactions, including the delivery of the Consideration Units and the Cash Consideration Amount by SSG hereunder, have been obtained (except for anything set forth in Section 2.1) except where the failure, individually or in the aggregate, would not reasonably be expected to impair SSG’s and STEP’s ability to consummate the transactions contemplated hereby and thereby; and SSG has full right, power and authority to enter into this Agreement, the Exchange Agreement and the Registration Rights Agreement and to sell, assign, transfer and deliver the Consideration Units to be exchanged by SSG hereunder. This Agreement has been duly authorized, executed and delivered by each of STEP and SSG and the Exchange Agreement, Registration Rights Agreement and the other documents to be entered into by STEP or SSG in connection with the Transactions have been duly authorized by each of STEP and SSG. At a meeting duly called and held, the STEP Board has (i) determined that this Agreement, the Exchange Agreement, the Registration Rights Agreement and any other documents to be entered into by STEP or SSG in connection with the Transactions are fair to and in the best interests of STEP’s stockholders, (ii) approved, adopted and declared advisable this Agreement, the Exchange Agreement, the Registration Rights Agreement, any other documents to be entered into by STEP or SSG in connection with the Transactions, (iii) resolved to recommend the approval of the Transactions by the stockholders of STEP (such recommendation, the “STEP Board Recommendation”) and (iv) directed that the approval of the Transactions be submitted to a vote of STEP’s stockholders, each of which resolutions has not been rescinded, modified or withdrawn as of the date of this Agreement. The affirmative vote (in person or by proxy) of the holders of a majority of STEP’s shares of common stock, voting together as a single class, that are present at a meeting where holders of a majority of the voting power of the stock outstanding and entitled to vote are present, is the only vote of the holders of any class or series of capital stock of STEP necessary to obtain the STEP Stockholder Approval and Nasdaq Approval. STEP has taken and will take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of STEP (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of STEP for such purposes that result from the transactions contemplated by this Agreement and the Exchange Agreement, by each director or officer of STEP (including directors-by-deputization) who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to STEP upon the registration of any class of equity security of STEP pursuant to Section 12 of the Exchange Act.

4.3 No Conflicts. The execution, delivery and performance by each of STEP and SSG of this Agreement, the Exchange Agreement, the Registration Rights Agreement and the other documents to be entered into by STEP or SSG in connection with the Transactions, including the sale of the Consideration Units to be sold by SSG and the consummation by each of STEP and SSG of the transactions contemplated by hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of STEP or SSG pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which STEP or SSG is a party or by which STEP or SSG is bound or to which any of the property, right or asset of STEP or SSG is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of STEP or SSG, or (iii) result in the violation of any Law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except in the case of clauses (i) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole.

4.4 Title to Consideration Units. The Consideration Units, when delivered on a Closing Date pursuant to an Exchange, shall be duly authorized and validly issued. Following the delivery of the Consideration Units pursuant to Section 1.1(b), the Sellers shall acquire good and valid title to the applicable portions of the Consideration Units, free and clear of any liens, encumbrances, equities or adverse claims other than any liens, encumbrances, equities or adverse claims to which the Consideration Units are subject under applicable securities Laws, under the SSG LPA, the Exchange Agreement (as applicable), the Registration Rights

Agreement (as applicable) or any other similar governance agreements regarding such Consideration Units, or created by the Sellers.

4.5 Litigation. There are no Proceedings pending, or to SSG’s and STEP’s knowledge, threatened against SSG or STEP, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which SSG or STEP is a party or consummation by SSG or STEP of the transactions contemplated hereby or thereby.

4.6 Rule 506 Matters. Each of SSG and STEP represents and warrants that none of SSG and STEP and, to the knowledge of SSG and STEP, no Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act, has taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

4.7 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP or any of their respective subsidiaries, Affiliates (other than SIRA and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSG and STEP, any agents or other Persons associated with or acting on behalf of SSG or STEP has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, each of SSG and STEP has been in compliance with, and the operations of such Person and its subsidiaries (other than SIRA and its subsidiaries) are and have been conducted at all times in compliance with, any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Person or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Person, threatened.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP and any of their respective subsidiaries, Affiliates (other than SIRA and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSG and STEP, any agents or other Persons associated with or acting on behalf of SSG or STEP is currently the subject or the target of any Sanctions, nor is SSG, STEP or any of their respective subsidiaries located, organized or resident in a Sanctioned Country; and neither SSG nor STEP will directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, for the past five (5) years, SSG and STEP and their respective subsidiaries (other than SIRA and its subsidiaries) have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

ARTICLE V

CONSENT TO GOVERNANCE CHANGES

5.1 Consent to Governance Updates. Each Seller hereby (i) gives its consent to the amendment of the governance documents of SIRA and SIRA GP (including without limitation, the SIRA Limited Partnership Agreement and the SIRA GP Limited Liability Company Agreement) to reflect the governance changes agreed between SSG and the Asset Class Head concurrent with or contingent upon the Closing of the first Exchange, and (ii) agrees to do or cause to be done all such further acts and things, including giving any further consents, to effectuate and document any amendment of the governance documents of SIRA and SIRA GP (including without limitation, the SIRA Limited Partnership Agreement and the SIRA GP Limited Liability Company Agreement) to reflect such governance changes.

ARTICLE VI

SECURITIES LAWS COMPLIANCE COVENANTS

6.1 Restricted Securities. Each Seller understands that the Offered Securities will be characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired pursuant to an exemption from registration under the Securities Act and, accordingly, such securities may be resold only pursuant to an exemption from registration under the Securities Act or pursuant to a registration under the Securities Act. Each Seller understands that neither SSG nor STEP is under any obligation to register the Offered Securities, except as shall be provided for in the Registration Rights Agreement. It is understood that the certificates evidencing the Offered Securities may bear a private placement legend substantially in the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

ARTICLE VII

OTHER COVENANTS OF THE PARTIES

7.1 Reclassification Transaction; SSG LPA. The Parties hereto shall cooperate in good faith and use reasonable best efforts to consummate a reclassification of the outstanding Equity Securities of SIRA (the “Reclassification Transaction”) to facilitate the transactions contemplated by this Agreement as promptly as possible (and in any event prior to the Closing of the first Exchange) and use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons in connection with the Reclassification Transaction. The Parties hereto shall cooperate in good faith and use reasonable best efforts to amend and restate the SSG LPA to, among other things, facilitate the issuance of the SSG Class D Units and use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons in connection therewith.

7.2 Required Regulatory Approvals; Efforts.

(a) STEP and SSG shall use their commercially reasonable efforts to obtain or cause to be obtained all Required Regulatory Approvals (including the HSR Approval) and any other licenses, permits, authorizations, consents and approvals of all third parties and Governmental Authorities necessary in connection with the consummation of the transactions contemplated by this Agreement. The parties hereto shall coordinate and cooperate with each other in exchanging such information and assistance as any of the parties hereto may reasonably request in connection with the foregoing. Notwithstanding anything in this Agreement to the contrary, in no event shall STEP, SSG or any of their respective Affiliates be obligated to (i) undertake or commit or agree to undertake, by consent decree, hold separate order or otherwise the sale, lease, license, divestiture or disposition of any asset of STEP, SSG or any of their respective Affiliates (including the Exchanged Units after giving effect to the Transactions), or (ii) offer, accept, agree, commit to, or consent to, any material undertaking, term, condition, liability obligation, commitment or other measure.

(b) STEP shall set a record date for, duly give notice of, convene and hold a meeting of the stockholders of STEP to obtain any stockholder approval required under STEP’s governance documents or any applicable Law in favor of the adoption of this Agreement, the Exchange Agreement, the Transactions, the relevant Exchanges, and the issuance of STEP Class A Common Stock contemplated hereunder or pursuant to the Exchange Agreement (the “STEP Stockholder Approval”) as soon as practicable after the date hereof. STEP shall include the STEP Board Recommendation in the proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) by STEP and shall solicit, and use commercially reasonable efforts to obtain from STEP’s stockholders, the STEP Stockholder Approval at such meeting. STEP shall use commercially reasonable efforts to file a preliminary proxy statement relating to the STEP Stockholder Approval with the SEC as soon as practicable following the date hereof, and as promptly as practicable after the date on which STEP learns that such proxy statement will not be reviewed or that the SEC staff has no further comments thereon, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the STEP Stockholder Approval, file a definitive proxy statement with respect to the STEP Stockholder Approval and disseminate such proxy statement in accordance with applicable law.

(c) STEP shall use commercially reasonable efforts to obtain any required approval from the Nasdaq Stock Market with respect to this Agreement, the Transactions and the relevant Exchanges (the “Nasdaq Approval”).

(d) In fulfilling SSG’s and STEP’s obligations pursuant to this Section 7.2, the Asset Class Head and each Seller shall cooperate in good faith with SSG and STEP to (A) prepare and make or file any Required Regulatory Approvals, (B) effect all necessary filings, applications, registrations, consents and authorizations and execute all agreements and documents, (C) use reasonable best efforts to obtain the transfer or reissuance to SSG or STEP of, and participate in discussion with respect to, all necessary permits, consents, approvals and authorizations of all Governmental Authorities, (D) if necessary, execute a common interest agreement, and (E) use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons, in the case of each of the foregoing clauses (A), (B), (C), (D), and (E) necessary to consummate the Transactions. Each Party hereto shall keep the other apprised in a prompt manner of the status and substance of any communications with, and inquiries or requests for additional information in connection with any Required Regulatory Filings or from any Governmental Authority in connection with the Transactions.

(e) STEP shall use commercially reasonable efforts to cause the parties other than the Sellers necessary for the Registration Rights Agreement (as contemplated to be amended pursuant to this Agreement) to be effective to execute the Registration Rights Agreement before the Closing of the first Exchange.

7.3 Tax Matters.

(a) Intended Tax Treatment. For U.S. federal income and other applicable tax purposes, the Parties shall treat (i) the Reference Date as the closing date for each Exchange for purposes of Tax reporting to the extent permitted under applicable Tax law, (ii) each Exchange (A) as an exchange under Section 721(a) of the Code to the extent SSG Class D Units are received in exchange for SIRA equity interests and (B) as a sale under Section 741 of the Code to the extent cash is received in exchange for SIRA equity interests or a transaction described in Revenue Ruling 99-6, Situation 1, unless in each case otherwise required by applicable law as determined by SSG in its reasonable discretion. For U.S. federal income and other applicable tax purposes, the Participating Sellers shall be the owners of the Consideration Units included in the Holdback as of the Reference Date of the Acceleration Exchange unless otherwise required by applicable law as determined by SSG in its reasonable discretion.

(b) Closing of the Books. For purposes of determining the income, profit, loss, deduction or any other items allocable to the “partners” of SIRA for any tax period of SIRA that includes a Reference Date, such items will be determined using the interim closing method under Section 706 of the Code and Treasury Regulations Section 1.706-4, using the “calendar day” convention, effective as of the end of the day of the relevant Reference Date.

(c) Tax Distributions. Notwithstanding anything herein or in the SIRA Limited Partnership Agreement to the contrary, SIRA shall not be required to make any tax distributions pursuant to Section 4.6 of the SIRA Limited Partnership Agreement with respect to any tax liabilities arising from the transactions contemplated herein. For the avoidance of doubt and subject to the preceding sentence, each Seller shall continue to receive tax distributions pursuant to Section 4.6 of the SIRA Limited Partnership Agreement with respect to the Exchanged Units at all times prior to the relevant Reference Date for such Exchanged Units. No tax distributions shall be made to any Participating Sellers by SSG, SIRA or any of their Affiliates with respect to any Consideration Units included in the Holdback, except as otherwise specified in Section 1.6(b).

(d) Tax Information. Each Seller agrees to furnish to StepStone such tax-related information, documentation, certifications and representations as StepStone or its agents may from time to time reasonably request to comply with any legal, regulatory and tax (including withholding tax) requirements, including FATCA, as well as any informational reporting, disclosure or other similar requirements.

(e) SIRA Tax Certificates. To the extent it is able to make the representations contained therein, the SIRA GP or SIRA shall deliver a certificate to SSG that meets the requirements of Treasury Regulations Section 1.1445-11T(d)(2) at or prior to each Closing.

7.4 Public Announcements. No Seller shall make or issue any report, statement or press release or otherwise make any other public statement with respect to this Agreement and the Transactions without prior written approval of SSG. Each of STEP and SSG shall be entitled to make any report, press release or public statements with respect to this Agreement or the Transactions.

7.5 Power of Attorney.

(a) Each Seller hereby appoints the Asset Class Head as such Seller’s agent and attorney-in-fact (the “Attorney-in-Fact”) and instructs and authorizes the Attorney-in-Fact, in the name and on behalf of such Seller, to do or cause to be done all the things set forth in the Power of Attorney attached as Annex D hereto (the “Power of Attorney”). For the avoidance of doubt, such instruction and authorization shall be in addition to any instruction and authorization by such Seller pursuant to Section 9.16.

(b) The Asset Class Head and each Seller shall use such Party’s respective best efforts to obtain a fully executed, witnessed, accepted by the principal and notarized (in each case, to the extent required) Power of Attorney in compliance with either the New York General Obligations Law or applicable local Laws governing the enforceability of such Power of Attorney that would render such Power of Attorney enforceable in New York as reasonably determined by SSG in good faith and deliver a duly executed and notarized (if required) copy of such Power of Attorney to SSG and STEP as promptly as possible (and in any event within fifteen (15) days of this Agreement).

7.6 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (i) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement and (ii) refrain from taking any actions that could reasonably be expected to impair, delay or impede the transactions contemplated by this Agreement. In the event of any breaches by any Seller of any terms of this Agreement, such breaches shall not affect the rest of the terms and conditions of this Agreement and all other Parties shall use reasonable best efforts to carry out the Transactions in such manner pursuant to the original intent of the Parties as closely as possible as contemplated by this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned; provided, that, in connection with any such termination by or made with agreement of SSG, SSG shall consult in good faith with the SRE Asset Class Head and the SPD Asset Class Head prior to the effectiveness of such termination:

(a) at any time, by mutual written agreement of SSG, the Asset Class Head and the Majority Holders; and

(b) if any Closing shall not have occurred on or before the first (1st) anniversary of the Reference Date for an Exchange (other than a Skipped Exchange) (each, an “Applicable Outside Date”), by either SSG or the Majority Holders; provided, however, that SSG or the Majority Holders, as the case may be, shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if a breach or failure to perform by the Asset Class Head or any Seller (in the case of termination by the Majority Holders) or SSG (in the case of termination by SSG) of any of its representations, warranties, covenants or obligations contained in this Agreement was the primary cause of, or primarily resulted in, the failure of a condition to consummate such Closing on or before the Applicable Outside Date.

8.2 Procedure and Effect of Termination.

(a) Any Party desiring to terminate this Agreement pursuant to Section 8.1 shall give written notice of such termination to the other Parties to this Agreement. Except as set forth in this Section 8.2, in the event of the termination of this Agreement and the abandonment of the transactions contemplated hereby pursuant to this Section 8.2, (i) each Party’s representations and warranties shall survive any such termination of this Agreement for two (2) years and (ii) that the foregoing termination shall not relieve any Seller of any liability, damages or losses resulting from any fraud or any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” shall mean any deliberate act or failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching was the conscious object of the act or failure to act.

(b) In the event this Agreement is terminated pursuant to Section 8.2, all filings, applications and other submissions made by any party hereto to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable and not legally prohibited, be withdrawn from such Person by such party.

ARTICLE IX

MISCELLANEOUS

9.1 Further Assurances. Without limiting and in addition to the other provisions of this Agreement, at the request of a Party, the other Parties shall execute and deliver to such requesting Party such documents and take such other action as such requesting Party may reasonably request in order to give effect to the transactions contemplated hereby.

9.2 Notices. All notices, requests, demands, waivers and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given and received if delivered (i) by hand (including by reputable overnight courier), (ii) by mail (certified or registered mail, return receipt requested), or (iii) by E-mail (receipt of which is confirmed, followed by delivery of an original via overnight courier service) to the respective parties at the following addresses:

(a) if to a Seller, at the address and E-mail address set forth opposite such Seller’s name on Schedule C attached hereto, with a copy to the Asset Class Head at the address and E-mail address set forth on the Asset Class Head’s signature page (which shall constitute notice to such Seller including for purposes of Section 9.13);

(b) if to the Asset Class Head, at the address and E-mail address set forth on the Asset Class Head’s signature page;

(c) if to STEP, SSG or SIRA, to:

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, CA 92037

Attention: Chief Legal Officer

Email: Jennifer.Ishiguro@stepstonegroup.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Edward Sopher; Eric Scarazzo

Email: ESopher@gibsondunn.com; EScarazzo@gibsondunn.com

or to such other Person or address as any party shall specify by notice in writing delivered pursuant to the requirement set forth in this Section 9.2 to the other Party. All such notices, requests, demands, waivers and communications shall be deemed to have been given (i) on the date on which so hand-delivered, (ii) on the fifth (5th) Business Day following the date on which so mailed and (iii) on the date on which the E-mail is confirmed, except for a notice of change of address, which shall be effective only upon receipt thereof. For purposes of determining the date of delivery and receipt, the delivery or receipt of the copy of notices to outside legal counsel shall be irrelevant.

9.3 Annexes, Exhibits and Schedules. Any matter, information or item in any Annexes, Exhibits and Schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth herein.

9.4 Amendment, Modification and Waiver. This Agreement or any portion thereof, including any Annexes and Exhibits, may be amended, modified or supplemented by written agreement signed by STEP, SSG and the Asset Class Head; provided, that, to the extent that any such amendment, supplement or modification would materially adversely affect the rights or obligations the Sellers under this Agreement, such amendment, supplement or modification may only be made with the prior written consent of the Majority Holders; provided further, that, to the extent any such amendment, supplement or modification would materially adversely and disproportionately affect the rights or obligations of any particular Seller or category of Sellers under this Agreement as compared to other Sellers generally, such amendment, supplement or modification may only be made with the prior written consent of such Seller or a majority in interest of the Sellers that would be so adversely and disproportionately affected; provided further, that, any such amendment, supplement or modification to the definition of “Engaging in Competitive Behavior” set forth on Annex C attached hereto may only be made with the prior written consent of each Party hereto. Any failure of the Sellers or the Asset Class Head to comply with any term or provision of this Agreement may be waived by SSG or STEP, and any failure of SSG or STEP to comply with any term or provision of this Agreement may be waived by the Asset Class Head (on behalf of himself and the Sellers), at any time by an instrument in writing signed by or on behalf of such other party, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply. Further, neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder. Each Seller agrees that, to the extent all or a portion of this Agreement is amended, modified, supplemented or waived pursuant to the terms of this Section 9.4, such amendment, modification, supplement or waiver shall be binding on such Seller, regardless of whether such Seller provided consent to such amendment, modification, supplement or waiver (except if such consent is expressly required pursuant to this Section  9.4).

9.5 Entire Agreement. This Agreement, and the annexes, exhibits, schedules and other documents referred to herein which form a part hereof contain the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

9.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid. If any term or other provision of this Agreement for any reason is declared invalid, illegal or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid, illegal or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable Law.

9.7 Binding Effect; Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any Party without the prior written consent of SSG or STEP (in the case of an assignment by the Asset Class Head or a Seller) or the Asset Class Head (in the case of an assignment by SSG or STEP), and any such assignment without such prior written consent shall be null and void; provided, however, that SSG and STEP each may assign in whole or a part of this Agreement to any Affiliate without the prior consent of any other Party to this Agreement; provided further, that no assignment shall limit the assignor’s obligations or liabilities hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

9.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties to this Agreement and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

9.9 Fees and Expenses. Whether or not the transactions contemplated hereby are consummated pursuant hereto, (i) the fees and expenses associated with the Reclassification Transaction, including without limitation amending the governance documents of SIRA or SIRA GP (including without limitation, the SIRA Limited Partnership Agreement and the SIRA GP Limited Liability Company Agreement) in connection with the Reclassification Transaction, shall be borne by SIRA, and (ii) the fees and expenses associated with negotiating and consummating the transactions contemplated by this Agreement, the Other Transaction Agreements, the indicative term sheet setting forth the terms of this Agreement and the Other Transaction Agreements, structuring the transactions contemplated hereby and thereby, and amending the governance documents of each of SRE, SIRA and SPD (including without limitation, the SIRA Limited Partnership Agreement and the SIRA GP Limited Liability Company Agreement) to reflect the governance changes in connection with entering into the transactions contemplated by this Agreement and the Other Transaction Agreements, shall be pooled and shall be borne 50% by SSG, one-sixth by SRE, one-sixth by SIRA, and one-sixth by SPD. Each Party hereto shall pay all other fees and expenses incurred by it or on its behalf in connection with the consummation of the transactions contemplated hereby. For the avoidance of doubt, the amount of the fees and expenses paid or payable by any party pursuant to this Section 9.9 shall be treated as transaction expenses and not reflected in any calculation hereunder of budgeted or actual adjusted net income of any party.

9.10 Counterparts. This Agreement may be executed in two or more counterparts (delivery of which may be via email as a portable document format (.pdf)), each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one (1) of such counterparts.

9.11 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” The words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including any annexes, schedules and exhibits hereto, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. References in this Agreement to Sections and Section numbers are to Sections and Section numbers of this Agreement unless the context otherwise specifies or requires. The words “party” or “parties” shall refer to parties to this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The words “dollar” or “$” shall mean U.S. dollars. The word “day” means calendar day unless Business Day is expressly specified. Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted. Each of the parties acknowledges that it has been represented by counsel in connection with the preparation and execution of this Agreement.

9.12 Enforcement of Agreement. Each Party agrees that irreparable damage may occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with the specific terms thereof or otherwise breach such provisions, and that money damages may not be an adequate remedy, even if available. The Parties hereto accordingly agree that, prior to the valid termination of this Agreement pursuant to Article VIII, each Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, as applicable, in a court determined pursuant to Section 9.13, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such Order.

9.13 Forum; Service of Process. Each Party hereto submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have jurisdiction, any other state or federal court located in the State of Delaware, in any action or proceeding arising out of or relating to this Agreement, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each Party hereto agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 9.2; provided, however, that nothing in this Section 9.13 shall affect the right of any party to serve legal process in any other manner permitted by Law. Each Party hereto agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

9.14 Governing Law. This Agreement shall be governed by the Laws of the State of Delaware, excluding choice of law principles that would require the application of the Laws of a jurisdiction other than the State of Delaware.

9.15 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS, HIS OR HER, AS THE CASE MAY BE, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.16 Asset Class Head.

(a) Appointment. Each of the Sellers agrees that it is desirable to designate James O’Leary as the initial Asset Class Head. The Asset Class Head is hereby named as the representative of the Sellers and as their attorney-in-fact, with full power of substitution to act on behalf of the Sellers to the extent and in the manner set forth in this Agreement and any other documents in connection with the Transactions. All decisions, actions, consents and instructions by the Asset Class Head with respect to this Agreement and any other documents in connection with the Transactions shall be binding upon all of the Sellers, and no such Seller shall have the right to object to, dissent from, protest or otherwise contest the same. STEP and SSG shall be entitled to rely on any decision, action, consent or instruction of the Asset Class Head as being the decision, action, consent or instruction of the Sellers, and STEP and SSG are hereby relieved from any liability to any Person for acts done by them in accordance with any such decision, act, consent or instruction. By way of example and not limitation, the Asset Class Head shall be authorized and empowered, as agent of and on behalf of all Sellers to designate the Cash Election Percentage for the Participating Sellers in an Exchange, give and receive notices and communications as provided herein, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to, such claims or losses, to waive any breach or default of STEP or SSG of any obligation to be performed by STEP or SSG under this Agreement, to receive service of process on behalf of each Seller in connection with any claims against such Seller arising under or in connection with this Agreement, or any other agreements, instruments, certificates and documents provided for hereby or any of the transactions contemplated hereby or under any other documents in connection with the Transactions, to take all other actions that are either (i) necessary or appropriate in the judgment of the Asset Class Head for the accomplishment of the foregoing or (ii) specifically mandated by the terms of this Agreement. Notices or communications to or from the Asset Class Head shall constitute notice to or from the Sellers. Without limiting the generality of the foregoing, STEP and SSG are entitled to rely, without inquiry, upon any document delivered by the Asset Class Head as being genuine and correct and having been duly signed or sent by the Asset Class Head.

(b) Changes to the Asset Class Head. The Person acting as Head of Infrastructure & Real Assets of SIRA GP on the date of this Agreement shall initially be the Asset Class Head. In the event such Person ceases to be the Head of Infrastructure & Real Assets of SIRA GP, whether due to death, incapacity, resignation or otherwise, then in each case, (i) such Person shall automatically cease to be the Asset Class Head, and (ii) the individual elected by the Majority Holders shall become the Asset Class Head for all purposes under this Agreement.

(c) Authority. The grant of authority provided for in this Section 9.16 is coupled with an interest, is being granted, in part, as an inducement to STEP and SSG to enter into this Agreement and is in addition to the grant of authority provided in the Power of Attorneys, and (i) shall be irrevocable and survive the dissolution, liquidation or bankruptcy of any party or the death, incompetency, liquidation or bankruptcy of any Seller, shall be binding on any successor thereto and (ii) shall survive the assignment by any Seller of the whole or any portion of his, her or its interest under this Agreement.

(d) Each Seller hereby consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by Asset Class Head pursuant to this Section 9.16. Each Seller agrees that the Asset Class Head shall have no obligation or liability to any Person for any action taken or omitted by her in good faith, and each Seller shall indemnify and hold harmless the Asset Class Head from, and shall pay to the Asset Class Head the amount of, or reimburse the Asset Class Head for, any loss that the Asset Class Head may suffer, sustain or become subject to as a result of any such action or omission by the Asset Class Head under this Agreement. The Asset Class Head may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or her duties hereunder, and, without limiting the foregoing, shall incur no liability in his capacity as the Asset Class Head to the Sellers and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

(e) Any expenses or liabilities incurred by the Asset Class Head in connection with the performance of its duties under this Agreement or any other documents in connection with the Transactions shall not be the personal obligation of the Asset Class Head but shall be payable by the Sellers.

ARTICLE X

DEFINITIONS

“Acceleration Exchange” has the meaning set forth in Section 1.6(a).

“Acceleration Exchange Adjustment Statement” has the meaning set forth in Section 1.6(c).

“Acceleration Party” has the meaning set forth in Section 1.6(h).

“Adjusted Holdback” has the meaning set forth in Section 1.6(f).

“Adjustment Statement” has the meaning set forth in Section 1.5(a).

“Affiliate” means, with reference to a specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Aggregate Equity Limit” has the meaning set forth in Section 1.8(a).

“Annual Exchange Schedule” has the meaning set forth in Section 1.1(a).

“Antitrust Laws” means any antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including without limitation the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings in the European Union.

“Applicable Outside Date” means has the meaning set forth in Section 8.1(b).

“Asset Class Head” has the meaning set forth in the introductory paragraph of this Agreement.

“Assignment of Interest” has the meaning set forth in Section 2.3(b)(i).

“Attorney-in-fact” has the meaning set forth in Section 7.5.

“blocked person” has the meaning set forth in Section 3.6(c).

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable Law or executive order to close.

“Cash Consideration Amount” has the meaning set forth in Section 1.3.

“Cash Election Notice” has the meaning set forth in Section 1.3.

“Cash Election Percentage” has the meaning set forth in Section 1.3.

“Change of Control” has the meaning given to such term in the SSG LPA.

“Closing” has the meaning set forth in Section 1.2(a).

“Closing Date” has the meaning set forth in Section 1.2(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Recommendation” has the meaning set forth in Section 7.2(b).

“Consideration Units” has the meaning set forth in Section 1.1(b).

“Downward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“Downward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Effective Time” has the meaning set forth in Section 1.2(a).

“Equity Percentage” means, with respect to certain Exchanged Units, a percentage representing (a) such Exchanged Units divided by (b) the total number of issued and outstanding Equity Securities of SIRA.

“Equity Securities” means, with respect to any Person, any and all partnership interests, capital stock, options or other equity securities in such Person, and all securities exchangeable for or convertible or exercisable into, any of the foregoing.

“Exchange” has the meaning set forth in the recitals of this Agreement.

“Exchange Agreement” means an exchange agreement in substantially in the form attached hereto as Exhibit B.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchanged Units” has the meaning set forth in Section 1.1(a).

“Existing Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of September 20, 2021, by and among STEP and the other Persons party thereto.

“Final Acceleration Exchange Value” has the meaning set forth in Section 1.6(c).

“Final Exchange Value” has the meaning set forth in Section 1.5(a).

“Fractional Unit Payment” has the meaning set forth in Section 1.1(d).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Approval” means any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

“Governmental Authority” means any government, court, regulatory or administrative agency, arbitral body or self-regulated entity, tribunal, commission or authority or other legislative, executive or judicial governmental entity, whether federal, national, provincial, state, local, foreign or multinational.

“GP Board” means the Board of Directors of SIRA GP.

“HMT” has the meaning set forth in Section 3.6(c).

“Holdback” has the meaning set forth in Section 1.6(b).

“HSR Act” means the U.S. Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“HSR Approval” means the expiration or termination of any applicable waiting periods under the HSR Act or the execution of any consent agreement or other arrangement with any Governmental Authority that resolves concerns or objections under the Antitrust Laws with respect to the Transactions or any relevant Exchange.

“Individual Exchange Value” means, with respect to any Participating Seller in an Exchange, an amount as determined pursuant to Sections 1.5(b) and 1.5(c).

“Initial Reference Date” has the meaning set forth in the recitals of this Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Law” means any United States federal, state, local, municipal or non-United States statute, law, decree, Order, executive order, ordinance, rule, regulation, code, judgement, injunction and any common law.

“Majority Holders” means, as of the time of determination, persons owning a majority of the Equity Securities of SIRA held by all parties to this Agreement (other than SSG and STEP).

“Nasdaq Approval” has the meaning set forth in Section 7.2(c).

“OFAC” has the meaning set forth in Section 3.6(c).

“Offered Securities” has the meaning set forth in Section 3.7.

“Order” means any final award, judgment, injunction, or verdict entered, issued, made or rendered by any Governmental Authority.

“Original Exchange” has the meaning set forth in Section 1.5(b).

“Original Exchange Value” has the meaning set forth in Section 1.5(a).

“Other Transaction Agreements” mean the SRE Transaction Agreement and the SPD Transaction Agreement.

“Participation Percentage” has the meaning set forth in Section 1.2(a).

“Participating Seller” has the meaning set forth in Section 1.2(a).

“Party” has the meaning set forth in the introductory paragraph of this Agreement.

“Person” means and includes an individual, a corporation, a partnership, a limited liability company, a trust, an estate, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

“Publicly Traded Securities” means (i) stock or other shares of capital, debt instruments or other interests which are traded on a U.S. national securities exchange and are not subject to any restrictions on transfer under the Securities Act or other applicable U.S. federal or state securities laws or any contractual restrictions on sale or transfer, (ii) income interests or capital interests in a partnership, limited liability company or other entity that are convertible or exchangeable into such securities described in clause (i) in full without any limitation on amount or timing, and (iii) other types of securities that are convertible or exchangeable into such securities described in clauses (i) or (ii) in full without any limitation on amount or timing.

“Proceedings” means actions, litigation, suits, charge, complaint, subpoena, grievance, order, demand, audit, investigation, claims and legal, administrative, arbitration or mediation or similar proceedings (whether sounding in contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity).

“Process” or “Processing” means the creation, collection, use (including for the purposes of sending telephone calls, text messages and emails), storage, maintenance, processing, recording, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, access, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

“Power of Attorney” has the meaning set forth in Section 7.5.

“Presumptive Share” means, with respect to any Seller and any Exchange, the proportion obtained by dividing (i) the number of Equity Securities of SIRA held by such Seller by (ii) the total number of Equity Securities of SIRA held by all Sellers, determined in each case as of the Reference Date of such Exchange.

“Reclassification Transaction” has the meaning set forth in Section 7.1.

“Reduced Baseline Value” means, with respect to any Participating Seller in an Exchange, the Baseline Exchange Value (as defined in Annex A) to be delivered to such Participating Seller in such Exchange, net of any Downward Adjustment for such Participating Seller carried forward pursuant to clause (ii)(y) of the first sentence of Section 1.5(c) and clause (2) of the second sentence of Section 1.5(c).

“Reference Date” has the meaning set forth in the recitals of this Agreement.

“Reference Property” has the meaning set forth in Section 1.6(i)(iii).

“Reference Property Unit” has the meaning set forth in Section 1.6(i)(iii).

“Registration Rights Agreement” means a registration rights agreement substantially in the form attached hereto as Exhibit B.

“Required Regulatory Approvals” has the meaning set forth in Section 2.1(a).

“Sanctioned Country” has the meaning set forth in Section 3.6(c).

“Sanctions” has the meaning set forth in Section 3.6(c).

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“Seller Exchange Schedule” has the meaning set forth in Section 1.1(a).

“SIRA” has the meaning set forth in the introductory paragraph of this Agreement.

“SIRA GP” means StepStone Group Real Assets Holdings LLC, which serves as the general partner of SIRA.

“SIRA GP Limited Liability Company Agreement” means the Second Amended and Restated Limited Liability Company Agreement of SIRA GP, dated as of July 1, 2020.

“SIRA Limited Partnership Agreement” means the Fifth Amended and Restated Limited Partnership Agreement of SIRA, dated as of September 29, 2023, and as applicable any amendment or replacement thereof from time to time.

“Skipped Exchange” has the meaning set forth in Section 1.8(c).

“SPD” has the meaning set forth in the recitals of this Agreement.

“SPD Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“specially designated national” has the meaning set forth in Section 3.6(c).

“SRE” has the meaning set forth in the recitals of this Agreement.

“SRE Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“SSG” has the meaning set forth in the introductory paragraph of this Agreement.

“SSG Class D Units” means a newly created class of equity units of SSG to be designated Class D Units, having terms and rights substantially similar to the terms and rights applicable to the Class C Units of SSG.

“SSG LPA” means Ninth Amended and Restated Limited Partnership Agreement of StepStone Group LP, dated September 20, 2021, as the same may be further amended or restated from time to time in accordance with the terms thereof.

“STEP” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP Audited Financials” has the meaning set forth in Section 1.2(a).

“STEP Board” has the meaning set forth in Section 1.6(i).

“STEP Class A Common Stock” means the Class A Common Stock of STEP, par value $0.001 per share (or any successor security of STEP).

“STEP Stockholder Approval” has the meaning set forth in Section 7.2(b).

“StepStone” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP 30-Day VWAP” means, as of any date, the arithmetic average (rounded to the nearest second decimal place) of the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “STEP <equity> AQR” (or its equivalent successor if such page is not available) or any successor security thereto, in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day, on the trading market on which STEP Class A Common Stock is primarily listed on and quoted for trading as reported by Bloomberg L.P. (or its successor) or, if not available, by Dow Jones & Company Inc. (or its successor), or if neither is available, by another authoritative source, for each of the thirty (30) consecutive Trading Days ending on and including the fifteenth (15th) Trading Day after the Reference Date.

“Tax” or “Taxes” means (a) any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, special assessment, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; (b) any liability for payment of amounts described in clause (a) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law; and (c) any liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax receivable, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person (other than any commercial agreement entered into in the ordinary course of business and the primary focus of which is not Tax).

“Tax Receivable Agreement” means that certain Tax Receivable Agreement (Exchanges), dated as of September 18, 2020, by and among STEP, SSG, and each of the other persons and entities parties thereto.

“Termination Acceleration Exchange” has the meaning set forth in Annex C this Agreement.

“Trading Day” means a day on which (i) trading in the STEP Class A Common Stock (or other security for which a closing sale price must be determined) generally occurs on Nasdaq or, if the STEP Class A Common Stock (or such other security) is not then listed on Nasdaq, on the principal other U.S. national or regional securities exchange on which the STEP Class A Common Stock (or such other security) is then listed or, if the STEP Class A Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the STEP Class A Common Stock (or such other security) is then traded and (ii) a last reported sale price for the STEP Class A Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided, that, if the STEP Class A Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day.

“Transaction” has the meaning set forth in the recitals of this Agreement.

“Transfer”, including correlative terms, means, with respect to any Seller, any sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, of any or all of such Seller’s shares of STEP Class A Common Stock (or other economic interest in STEP), whether for value or no value and whether directly or indirectly, voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

“UNSC” has the meaning set forth in Section 3.6(c).

“Upward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Upward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“willful and material breach” means has the meaning set forth in Section 8.2(a).

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEP:

STEPSTONE GROUP INC.

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SSG:

STEPSTONE GROUP LP

By: StepStone Group Holdings LLC, its general partner

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SIRA:

STEPSTONE GROUP REAL ASSETS LP

By: StepStone Group Real Assets Holdings LLC, its general partner

By:	/s/ James O’Leary
Name: James O’ Leary
Title: Partner, Head of Infrastructure and Real Assets

[Signature Page to Transaction Agreement]

ASSET CLASS HEAD:

JAMES O’LEARY

/s/ James O’Leary

[Signature Page to Transaction Agreement]

SELLERS:

JAMES O’LEARY, ACTING AS ATTORNEY-IN-FACT FOR EACH OF THE SELLERS LISTED ON SCHEDULE C

/s/ James O’Leary

[Signature Page to Transaction Agreement]

ANNEX A

Calculation of Exchange Value

General Definitions

“Adjusted Net Income” means adjusted net income, as such term is defined in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such definition exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Adjusted Shares Outstanding” means a number of adjusted shares, calculated as of the Reference Date and not as a weighted-average over time, using the methodology used to calculate Adjusted Weighted-Average Shares in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such calculation of Adjusted Weighted-Average Shares exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Applicable SIRA Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the STEP Multiple multiplied by (a) 65%, if the STEP Multiple equals 40, (b) 89%, if the STEP Multiple equals 16, and (c) a percentage ratably based on (a) and (b), if the STEP Multiple is greater than 16 and less than 40.

“Baseline Exchange Value” means an amount equal to (a) the Exchange Value, multiplied by (b) the Participation Percentage.

“Calculated SIRA Value” means (a) with respect to an Exchange that is not an Acceleration Exchange, (i) the SIRA Budget ANI as of the Reference Date for such Exchange, multiplied by (ii) the Applicable SIRA Multiple for such Exchange, and (b) with respect to an Acceleration Exchange, (i) the Acceleration SIRA Budget ANI as of the Reference Date for the Acceleration Exchange, multiplied by (ii) the Applicable SIRA Multiple for such Exchange.

“Exchange Value” for an Exchange means an amount equal to (a) the Calculated SIRA Value, multiplied by (b) the aggregate Equity Percentage represented by all Exchanged Units in such Exchange.

“Forward ANI Multiple” means, with respect to an Exchange, the ratio of (a) the STEP 30-Day VWAP, multiplied by (b) the total number of Adjusted Shares Outstanding on the Reference Date of such Exchange (for the avoidance of doubt, excluding any Consideration Units to be issued as of such date), divided by (c) (i) with respect to an Exchange that is not an Acceleration Exchange, the STEP Budget ANI, or (ii) with respect to an Acceleration Exchange, the Acceleration STEP Budget ANI.

“SIRA Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of SIRA, as prepared in good faith utilizing a consistent methodology as STEP and approved by the Board of Directors of SIRA, for the 12-month period beginning on the Reference Date.

“STEP Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board for the 12-month period beginning on the Reference Date (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Units for such Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Units).

“STEP Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the Forward ANI Multiple; provided, that such multiple shall not be greater than 40.

Acceleration Exchange Definitions

“Acceleration SIRA Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of SIRA, as prepared in good faith utilizing a consistent methodology as STEP and approved by the GP Board, for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SIRA for the Initial Projection Year shall be the Average Performance Fee Related Earnings of SIRA.

“Acceleration STEP Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board, for the Initial Projection Year (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Acceleration Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Units for such Acceleration Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Units); provided, however, that in calculating such amount, the Performance Fee Related Earnings of STEP for the Initial Projection Year shall be the Average Performance Fee Related Earnings of STEP.

“Actual Acceleration SIRA ANI” means, with respect to an Acceleration Exchange, the actual Adjusted Net Income of SIRA used to prepare the STEP Audited Financials for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SIRA for the Initial Projection Year shall be replaced with the Average Performance Fee Related Earnings of SIRA.

“Average Performance Fee Related Earnings” means the average of the Performance Fee Related Earnings for (i) the Initial Projection Year, (ii) the Second Projection Year and (iii) the Final Projection Year.

“Final Projection Year” means the 12-month period starting immediately after the end of the Second Projection Year.

“Initial Projection Year” means, for an Acceleration Exchange, the 12-month period beginning on the Reference Date.

“Performance Fee Related Earnings” means the performance related revenue (including performance related fee revenue, incentive fee revenue and carried interest) less performance fee related compensation expense.

“Second Projection Year” means the 12-month period starting immediately after the end of the Initial Projection Year.

SCHEDULE B

Annual Exchange Schedule1

Reference Date	Portion of Equity Securities of SIRA to be Acquired
April 1, 2024	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2025	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2026	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2027	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2028	20% of the difference between SSG’s ownership amount upon execution of this Agreement and 75%
April 1, 2029	5.0%
April 1, 2030	5.0%
April 1, 2031	5.0%
April 1, 2032	5.0%
April 1, 2033	5.0%

Notwithstanding the other terms of this Agreement, within thirty (30) days after the Closing of the fifth annual Exchange, the CEO (or equivalent) of SIRA may make a one-time election, by delivering a notice to STEP and SSG, to reduce the annual Exchange percentage for all future Exchanges from 5.0% per year to 2.5% per year.

[1]	Schedule to be updated by SSG and the Asset Class Head by mutual agreement once post-unitization is available to provide an exact number of SIRA units.

Appendix C

TRANSACTION AGREEMENT

by and among

STEPSTONE GROUP INC.,

STEPSTONE GROUP LP,

STEPSTONE EUROPE LIMITED,

SWISS CAPITAL ALTERNATIVE INVESTMENTS AG,

SC PARTNER LP

AND

MARCEL SCHINDLER, as Initial Asset Class Head,

Dated as of February 7, 2024

C-i

Annexes:

Annex A – Calculation of Exchange Value

Annex B – Required Regulatory Approvals

Annex C – Termination Acceleration Exchange

Schedules:

Schedule A – Annual Exchange Schedule

Schedule B – SPD Swap Schedule

Exhibits:

Exhibit A – Form of Registration Rights Agreement

Exhibit B – SCP Capitalization Table

C-ii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of February 7, 2024, is by and among StepStone Group Inc., a Delaware corporation (“STEP”), StepStone Group LP, a Delaware limited partnership (“SSG”), Stepstone Europe Limited, a private limited liability company incorporated in England (“SSE” and together with STEP and SSG, “StepStone”), Marcel Schindler, solely in his capacity as the representative of the Seller under this Agreement, Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD”), SC Partner LP, a Cayman Islands exempted limited partnership, acting by its general partner SC General Partner Limited (the “Seller” and together with STEP, SSG, SSE, the Asset Class Head, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, to support the ongoing operational integration of business practices and to enhance client and staff experiences at StepStone and SPD, the Parties desire to enter into this Transaction Agreement to facilitate the medium to long-term economic integration of the Parties;

WHEREAS, in furtherance of the purposes in the foregoing recital, the Parties intend for the Seller to exchange, in a series of transactions, the Seller’s equity interests in SPD for equity interests in STEP (or cash in lieu of a portion thereof) (collectively, the “Transactions”, and each such exchange, an “Exchange”);

WHEREAS, substantially concurrently with the execution and delivery of this Agreement, StepStone has separately entered into (i) a transaction agreement (the “SIRA Transaction Agreement”) with StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), certain equityholders of SIRA parties thereto and the seller representative of SIRA (the “SIRA Asset Class Head”), and (ii) a transaction agreement (the “SRE Transaction Agreement”) with StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), certain equityholders of SRE parties thereto and the seller representative of SRE (the “SRE Asset Class Head”);

WHEREAS, subject to the terms and conditions in this Agreement, including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined below), the Parties intend to consummate ten (10) annual Exchanges, with the first Exchange to be conducted with a reference date of April 1, 2024 (the “Initial Reference Date”) and to be consummated promptly following the Initial Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchange, and the nine (9) subsequent Exchanges to be conducted with a reference date of each of the nine (9) following anniversaries of the Initial Reference Date (such dates, together with the Initial Reference Date, each, a “Reference Date”) and to be consummated promptly following each applicable Reference Date upon the satisfaction or waiver of the conditions set forth in this Agreement applicable to such Exchanges;

WHEREAS, the Parties intend that, at the consummation of the tenth (10th) Exchange or the Acceleration Exchange (as defined below), SSG (or its nominee) will own all of the outstanding equity interests of SPD; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

THE EXCHANGE

1.1 The Exchange.

(a) Upon the terms and subject to the conditions of this Agreement, at each Closing (as defined below), the Seller shall sell, convey, assign, transfer and deliver to SSG (or to its nominee), and SSG (or its nominee) shall purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in and to such amount of Equity Securities of SPD set forth in Schedule A attached hereto (the “Annual Exchange Schedule”) for the Reference Date of the relevant Exchange. For purposes of this Agreement, any Equity Securities of SPD exchanged pursuant to this Agreement may be referred to as the “Exchanged Securities”. The Exchanged Securities that are the subject of any Exchange shall correspond to the SCP Participations allocated among the SCP Partners in accordance with Section 1.9.

(b) In exchange therefor, at each Closing (except with respect to an Acceleration Exchange, which shall be governed by Section 1.6), SSG shall convey to the Seller the Adjusted Exchange Value by (i) pursuant to Section 1.3, delivering to the Seller an amount in cash equal to (x) the Reduced Exchange Value multiplied by the Cash Percentage for such Exchange, plus (y) the Fractional Equity Payment, and (ii) causing STEP to issue to the Seller the number of whole shares of STEP Class A Common Stock (rounded down to the nearest whole share of STEP Class A Common Stock) (the “Consideration Securities”) equal to (x) (A) the Adjusted Exchange Value less (B) the cash amount delivered pursuant to the foregoing clause (i)(x), divided by (y) the STEP 30-Day VWAP. Additionally, at the Closing of the Fifth Exchange (or, if applicable, an Acceleration Exchange), SSG shall make payment in cash to the Seller of the liquidation preference compensation amount in respect of the Exchanged Securities in such Exchange which are Preferred Shares CHF 100 (as set forth in Schedule A attached hereto), which shall be in an aggregate amount equal to CHF 4,860,863.50.

(c) In lieu of the issuance of any fractional share of STEP Class A Common Stock, if the Seller would otherwise have been entitled to a fractional share of STEP Class A Common Stock pursuant to the terms of this Agreement, then the Seller shall be paid cash, without interest (the “Fractional Equity Payment”), in an amount equal to (i) the fractional share of STEP Class A Common Stock to which the Seller would otherwise be entitled under Article I of this Agreement multiplied by (ii) the STEP 30-Day VWAP, and rounded to the nearest cent.

(d) Upon the terms and subject to the conditions of this Agreement, immediately prior to the Closing of the First Exchange, the Seller shall sell, convey, assign, transfer and deliver to SSG (or its nominee), and SSG (or its nominee) shall purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in and to such amount of Equity Securities of SPD as is set forth in the first column of Schedule B attached hereto (the “SPD Swap Schedule”) in consideration for (i) the sale, conveyance, assignment, transfer and delivery by SSG (or an Affiliate of SSG) to the Seller of all of SSG’s (or SSG’s Affiliate, as applicable) right, title and interest in and to such amount of Equity Securities of SPD set forth in the second column of the SPD Swap Schedule and (ii) the payment in cash by SSG to the Seller of the liquidation preference compensation amount set out in the third column of the SPD Swap Schedule.

1.2 Closing.

(a) The closing of any Exchange (each a “Closing”) shall take place remotely via electronic exchange of documents and signatures, as promptly as practicable following, but in no event later than, the third (3rd) Business Day after the satisfaction or waiver of each of the conditions set forth in Article II of this Agreement applicable to such Closing (other than, but subject to satisfaction of, the conditions to be satisfied on the applicable Closing Date); provided, however, in no event shall a Closing take place prior to the first (1st) Business Day after the latest of (i) the last day of the determination period for the STEP 30-Day VWAP for such Exchange, (ii) the date on which STEP issues its audited financial statements for its latest fiscal year ending prior to the Closing (the “STEP Audited Financials”), and (iii) the date on which the Adjustment Statement is delivered in respect of the preceding Exchange. For purposes of this Agreement, the date of the Closing with respect to an Exchange may be referred to as the “Closing Date” of such Exchange, and the effective time of the Closing with respect to an Exchange may be referred as the “Effective Time” of such Exchange.

(b) The failure to consummate an Exchange on the date and time determined pursuant to Section 1.2(a) shall not result in the termination of this Agreement or relieve any Party of any of its obligations under this Agreement.

1.3 Cash Percentage. The Cash Percentage for each Exchange shall be twenty percent (20%). Subject to restrictions under applicable Law, any governance documents of STEP and SSG, and any credit agreement, loan agreement, note, indenture or other financing agreements under which STEP or SSG is bound, and subject to the receipt of any applicable stockholder or regulatory approval, SSG, at its sole discretion, shall use commercially reasonable efforts to deliver, or cause to be delivered, at Closing the cash portion of the Exchange Value (or, for each Exchange other than the first Exchange, the Reduced Exchange Value) that corresponds to the Cash Percentage; provided, that, to the extent SSG does not deliver, or cause to be delivered, all or a portion of such cash consideration, the cash portion of the Exchange Value for the relevant Exchange to be delivered pursuant to Section 1.1(b)(i)(x) shall be ratably reduced and, consequently, the number of Consideration Securities to be delivered pursuant to Section 1.1(b)(ii) shall be ratably increased.

1.4 Distribution Adjustments. It is intended that (a) any distributions made by SPD in respect of the Exchanged Securities with respect to any period (i) ending prior to the Reference Date for an Exchange will inure to the benefit of the Seller and (ii) commencing on or after the applicable Reference Date for an Exchange will inure to the benefit of SSG (or its nominee); and that (b) the Consideration Securities issued in such Exchange shall entitle the Seller to receive a cash payment in an amount equal in value to any distributions made by STEP in respect of such Consideration Securities with respect to any period commencing on or after the applicable Reference Date. Consistent with the foregoing, it is intended that any distributions made in respect of the other Equity Securities that are transferred by (A) the Seller to SSG (or its nominee) pursuant to Section 1.1(d) with respect to any period (i) ending prior to the Reference Date for the First Exchange will inure to the benefit of the Seller and (ii) commencing on or after the applicable Reference Date for the First Exchange will inure to the benefit of SSG (or its nominee, as applicable) and (B) SSG (or its nominee) to the Seller pursuant to Section 1.1(d) with respect to any period (i) ending prior to the Reference Date for the First Exchange will inure to the benefit of SSG (or its nominee, as applicable) and (ii) commencing on or after the applicable Reference Date for the First Exchange will inure to the benefit of the Seller. In the event any such distributions are paid or made to a Person in a manner inconsistent with such intent, then the Parties shall make appropriate adjustments to the consideration delivered in such Exchange or in the subsequent Exchanges.

1.5 True-Up.

(a) Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after each issuance of the STEP Audited Financials, SSG shall deliver to the Asset Class Head a statement (an “Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the last Exchange by applying the Applicable SPD Multiple as of the preceding Reference Date to the actual Adjusted Net Income of SPD (rather than the SPD Budget ANI) used to prepare the STEP Audited Financials (such recalculated amount, the “Final Exchange Value”). An “Upward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (w) the Final Exchange Value and (x) the Exchange Value originally calculated and used for such Exchange (the “Original Exchange Value”); and a “Downward Adjustment Amount” shall exist to the extent (if any) of the positive difference between (y) the Original Exchange Value and (z) the Final Exchange Value.

(b) Upward Adjustment. If an Upward Adjustment Amount exists, then STEP shall, at the Closing of the current year’s Exchange, (x) issue an additional amount of Consideration Securities (rounded down to the nearest whole Consideration Security) to the Seller equal to (A) the Upward Adjustment Amount divided by (B) the STEP 30-Day VWAP and (y) pay or cause to be paid to the Seller an amount of cash equal to the applicable Fractional Equity Payment. For the avoidance of doubt, any reference to Upward Adjustment Amount in this paragraph shall be a reference to the Upward Adjustment Amount with respect to the preceding Exchange.

(c) Downward Adjustment. If a Downward Adjustment Amount exists, then in the current year Exchange (x) the Reduced Exchange Value shall be decreased by the Downward Adjustment Amount and (y) the Adjusted Exchange Value shall equal the Reduced Exchange Value as adjusted pursuant to clause (x). To the extent the Reduced Exchange Value would fall below zero as a result of an adjustment pursuant to this Section 1.5(c), then, at SSG’s option, (i) the Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to the remaining Downward Adjustment Amount or (ii) the remaining Downward Adjustment Amount shall be carried forward to the next succeeding future Exchange(s). To the extent any remaining balance of the applicable portion of any Downward Adjustment Amount exists immediately after the Closing of the final Exchange, the Seller shall promptly (and in any event within thirty (30) days) pay SSG or its designee an amount in cash equal to such remaining balance. The Seller acknowledges and agrees that, in the event that the Seller does not timely pay SSG any cash amount payable by the Seller to SSG pursuant to this Section 1.5(c), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG or its Affiliates to the Seller or its Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to the Seller or its Affiliates. For the avoidance of doubt, any reference to Downward Adjustment Amount in this paragraph shall be a reference to the Downward Adjustment Amount with respect to the preceding Exchange.

1.6 Acceleration Exchange.

(a) Acceleration Exchange. At any point following the Exchange with respect to the April 1, 2028 Reference Date, SSG and the Seller, acting with an SCP Partner Majority, may, by mutual agreement, elect to accelerate the remaining annual Exchanges in one final Exchange as of the Reference Date immediately following such election. If such election is so made, then the Seller shall sell and surrender all Equity Securities of SPD held by the Seller in such final Exchange. For purposes of this Agreement, such final Exchange may be referred to as the “Acceleration Exchange”.

(b) Holdback. At the Closing of the Acceleration Exchange, Consideration Securities representing fifty percent (50%) of the Reduced Exchange Value (the “Holdback”) shall not be issued by STEP but shall instead be held back to facilitate a true-up following the issuance of the STEP Audited Financials for the Final Projection Year. For the avoidance of doubt, the Holdback shall not include any cash consideration included in the Reduced Exchange Value. SSG shall pay to the Seller an amount equal to all dividends, distributions and other income with respect to fifty percent (50%) of the unissued Consideration Securities included in the Holdback (net of any withholding due under applicable law with respect to dividends, distributions and other income with respect to such Consideration Securities pursuant to Section 2.4) which payment shall be made at the same time as such dividends, distributions and other income are distributed or paid to the equityholders of STEP generally in accordance with the terms of STEP’s organizational documents; SSG shall pay to the Seller an amount equal to all dividends, distributions and other income with respect to the other fifty percent (50%) of the unissued Consideration Securities included in the Holdback (net of any withholding due under applicable law with respect to dividends, distributions and other income with respect to such Consideration Securities pursuant to Section 2.4), which payment shall be made at such time as, and to the extent, the Seller becomes entitled to such Consideration Securities.

(c) Acceleration Exchange Adjustment Statement. As soon as practicable, but in no event later than ten (10) days after the issuance of the STEP Audited Financials for the Final Projection Year, SSG shall deliver to the Asset Class Head a statement (the “Acceleration Exchange Adjustment Statement”) setting forth SSG’s re-calculation of the Exchange Value of the Acceleration Exchange by applying the Applicable SPD Multiple as of the Reference Date of the Acceleration Exchange to the Actual Acceleration SPD ANI (rather than Acceleration SPD Budget ANI) (such recalculated amount, the “Final Acceleration Exchange Value”). An “Upward Acceleration Exchange Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Final Acceleration Exchange Value and the Exchange Value originally calculated and used for the Acceleration Exchange (the “Original Acceleration Exchange Value”); and a “Downward Acceleration Exchange

Adjustment Amount” shall exist to the extent (if any) of the positive difference between the Original Acceleration Exchange Value and the Final Acceleration Exchange Value.

(d) No Adjustment. If the Final Acceleration Exchange Value equals the Original Acceleration Exchange Value, SSG shall promptly (and in any event within thirty (30) days of the date of determination of the Final Acceleration Exchange Value) release the Holdback to the Seller.

(e) Upward Acceleration Exchange Adjustment. If an Upward Acceleration Exchange Adjustment Amount exists, SSG shall promptly deliver or cause STEP to deliver to the Seller (i) the Holdback, (ii) cash equal to the Fractional Equity Payment, and (iii) a number of issued Consideration Securities (rounded down to the nearest whole Consideration Security) equal to (x) the Upward Acceleration Exchange Adjustment Amount (net of any Downward Adjustment carried forward pursuant to Section 1.5(c)), divided by (y) the STEP 30-Day VWAP.

(f) Downward Acceleration Exchange Adjustment. If a Downward Acceleration Exchange Adjustment Amount exists, SSG shall (i) retain for the account of STEP or SSG from the Holdback an amount equal to the Downward Acceleration Exchange Adjustment Amount (together with all dividends, distributions and other income with respect to the relevant unissued Consideration Securities) (the Holdback after such deduction, the “Adjusted Holdback”), and (ii) following the completion of step (i), promptly release the Adjusted Holdback, if any, to the Seller net of any Downward Adjustment carried forward pursuant to Section 1.5(c).

(g) Further Adjustment. In the event the Downward Acceleration Exchange Adjustment Amount exceeds the Exchange Value of the Holdback, the Seller shall promptly (and in any event within thirty (30) days) pay SSG an amount in cash equal to (i) the Downward Acceleration Exchange Adjustment Amount less (y) the Exchange Value of the Holdback. The Seller acknowledges and agrees that, in the event that the Seller does not timely pay SSG any cash amount payable by the Seller to SSG pursuant to this Section 1.6(g), SSG shall have the right to set off such cash amount against any dividends, distributions or other income allocations from SSG, STEP or their Affiliates to the Seller, the SCP Partners or their Affiliates and against any other amounts (including, to the extent permitted by applicable Law, employment compensation and expense reimbursements) otherwise payable by SSG or its Affiliates to the Seller, the SCP Partners or their Affiliates.

(h) Termination Acceleration Exchange. With respect to any SCP Partner who is terminated (with or without cause), resigns or retires (an “Acceleration Party”), the remaining Equity Securities in SPD held by the Seller that correspond to such SCP Partner’s equity interests in the Seller (on a look through basis) shall be treated as set forth in Annex C attached hereto.

(i) Change of Control Exchange. If a Change of Control of STEP or SSG shall occur, then the Exchanges provided for herein shall continue as scheduled; provided, that:

(i) the STEP Multiple for all Exchanges occurring on or after the date of the Change of Control shall be the lower of (x) 40 and (y) the STEP Multiple implied by the fair value (as determined in good faith by the Board of Directors of STEP (the “STEP Board”)) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; provided, however, that this Section 1.6(i)(i) shall be subject to Section 1.8, and the provisions relating to Skipped Exchanges shall apply, if the applicable STEP Multiple as determined in accordance with the foregoing is below 16; and

(ii) for the purposes of subsequent calculations of the Exchange Value, the Exchange Value shall be calculated based on the fair value (as determined in good faith by the STEP Board) of the consideration paid in such Change of Control for each share of STEP Class A Common Stock or unit of SSG, as applicable; and

(iii) the Exchange Value to be delivered to the Seller for Exchanges occurring on or after the effective date of the Change of Control shall be payable in the kind of securities, cash or other property paid in such Change of Control to other equityholders of STEP or SSG (such securities, cash or other property, the “Reference Property” and the amount and kind of Reference Property that a holder of one Consideration Security would be entitled to receive, a “Reference Property Security”); provided, that, (x) if the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of equityholder election, then the composition of the Reference Property Security shall be deemed to be the weighted average of the types and amounts actually received by the other equityholders of STEP or SSG in the Change of Control transaction, and (y) if the Reference Property consists of equity securities that are not Publicly Traded Securities, STEP and SSG shall use commercially reasonable efforts, acting in good faith, to structure the Change of Control transaction to avoid a disproportionate and materially adverse effect on the Seller relative to the other equityholders of STEP or SSG party to such Change of Control transaction.

1.7 Adjustment for Reclassification. If the number of outstanding Equity Securities of STEP or SPD has been changed into a different number of units or shares (as applicable) or a different class, including by reason of any reclassification, unit split (including a reverse unit split) or stock split (as applicable), recapitalization, split-up, combination, exchange of units or shares, readjustment or other similar transaction, or if a dividend or distribution thereon is declared, the relevant provisions of this Agreement shall be equitably adjusted to reflect such change so as to provide STEP, SSG and the Seller the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 1.7 shall be deemed to permit or authorize SPD to effect any such change that it is not authorized or permitted to undertake.

1.8 Limitations on Exchanges.

(a) Notwithstanding the other provisions of this Article I, the Seller shall not be obligated to effect any Exchange if the STEP Multiple with respect to such Exchange is below 16 (such Exchange, a “Skipped Exchange”).

(b) Notwithstanding the provisions of this Article I, neither STEP nor SSG shall be obligated to effect any Exchange if, after giving effect to such Exchange, STEP and/or SSG would have issued, pursuant to the terms of this Agreement and/or the Other Transaction Agreements, more than an aggregate of 75 million Consideration Securities and/or Consideration Units (as such term is defined in each Other Transaction Agreement) (the “Aggregate Equity Limit”). To the extent an Exchange would otherwise result in the issuance of Consideration Securities in excess of the Aggregate Equity Limit, STEP or SSG may, at its option and in its sole discretion, (i) increase the Cash Percentage for such Exchange so as to complete such Exchange without exceeding the Aggregate Equity Limit, or (ii) increase the Aggregate Equity Limit; provided that, upon the request of the Asset Class Head, STEP and/or SSG shall consider in good faith using its commercially reasonable efforts to effectuate the foregoing clause (ii) (and failing that, the foregoing clause (i)).

(c) For the avoidance of doubt, no Closing shall occur with respect to a Skipped Exchange, and the Seller shall not be required to sell, convey or deliver Equity Securities of SPD in connection with such Skipped Exchange.

(d) In the event of a Skipped Exchange, the Exchanged Securities that would otherwise have been subject to such Exchange (i) shall be subject to the next annual Exchange for which the STEP Multiple is equal to or greater than 16 or the Aggregate Equity Limit has not been exceeded, as applicable, (ii) the Exchange Value for such Exchanged Securities shall be calculated using the actual Adjusted Net Income of SPD (rather than SPD Budget ANI) for the fiscal year that was the subject of the Skipped Exchange and (iii) no true-up pursuant to Section 1.5 shall be made with respect to such Exchanged Securities.

1.9 Allocation Procedures. With respect to each Exchange, the Asset Class Head shall deliver to SSG an allocation notice (“Allocation Notice”), which shall set forth the proposed allocation of the Exchanged Securities set forth on the Annual Exchange Schedule opposite the applicable Reference Date of such Exchange among the SCP Participations of each SCP Partner, including the pro forma ownership of SCP Participations (and indirectly of Consideration Securities) by the SCP Partners as a result of such Exchange. The Allocation Notice will be delivered (i) with respect to the first Closing, within ten (10) days of the date of this Agreement, and (ii) with respect to any other Closing, no later than February 1st of the corresponding year for the applicable Reference Date. SSG’s approval of the allocation proposed in any Allocation Notice shall be required only if such allocation does not conform to the programme set out in Schedule C attached hereto, and such approval by SSG shall not be unreasonably withheld; provided that, if SSG does not agree to such proposed allocation, then the SCP Participations subject to the relevant Exchange shall be reallocated to conform to such programme. The Asset Class Head shall promptly and in any event (x) with respect to the first Closing, within twenty (20) days of the date of this Agreement, and (y) with respect to any other Closing, prior to the applicable Reference Date, deliver an exchange notice (an “Exchange Notice”) to each SCP Partner, which shall set forth the amount of Exchanged Securities attributable to the SCP Participations of such SCP Partner in such Exchange. With respect to each Exchange, the Seller shall, reasonably promptly following the applicable Closing, distribute the applicable Consideration Securities and cash amounts to the applicable SCP Partners in accordance with the applicable allocation in redemption of the SCP Participations to which such Exchange is attributable (each such distribution, an “SCP Distribution”), and the Seller shall cause such changes in the SCP Participations as are appropriate to reflect the result of the Exchange and resulting SCP Distribution.

ARTICLE II

CONDITIONS TO EACH CLOSING

2.1 Conditions to All Parties’ Obligations to Close. The obligations of SSG and STEP, on the one hand, and of the Seller, on the other hand, to complete any Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by SSG with respect to SSG and STEP, or by the Seller as applicable):

(a) Required Regulatory Approvals. The authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations or terminations of waiting periods required from, any Governmental Authorities set forth in Annex B attached hereto, with respect to this Agreement, the Transactions, and the relevant Exchange (all such permits, approvals, filings and consents and the expiration or termination of all such waiting periods being referred to as the “Required Regulatory Approvals”), and all such Required Regulatory Approvals shall be in full force and effect.

(b) Stockholders Approval. The STEP Stockholder Approval shall have been obtained and shall be in full force and effect.

(c) Nasdaq Approval. The Nasdaq Approval shall have been obtained and shall be in full force and effect.

(d) No Injunctions or Restraints. No applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint or prohibition preventing the consummation of the Transactions or the relevant Closing shall be in effect.

(e) SPD Shareholders’ Agreement. The SPD Shareholders’ Agreement shall have been duly executed and delivered by all parties thereto and shall be in full force and effect in accordance with its terms.

2.2 Conditions to the Seller’s Obligations. The obligations of the Seller to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by the Asset Class Head):

(a) Representations and Warranties. The representations and warranties regarding SSG and STEP in Section 4.4 shall be true and correct in all material respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, and the other representations and warranties regarding SSG and STEP in Article IV of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except, in each case, where the failure of such representations and warranties to be true and correct has not, or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on SSG’s and STEP’s ability to consummate the Transactions.

(b) Registration Rights Agreement. The Registration Rights Agreement duly executed by STEP and the parties necessary for such agreement (as contemplated to be amended pursuant to this Agreement) to be effective (except for the Seller) shall have been delivered to the Seller; provided, that, no such agreement needs to be delivered if STEP has already delivered such agreement at a prior Closing and such agreement remains in full force and effect;

(c) SSG and STEP shall have delivered a certificate to the Seller to the effect set forth in Section 2.2(a), signed by a duly authorized officer of each of SSG and STEP.

2.3 Conditions to SSG’s and STEP’s Obligations. The obligations of SSG and STEP to complete each Closing contemplated by this Agreement are subject to the fulfillment at or prior to such Closing of each of the following conditions (any or all of which may be waived in whole or in part by SSG and STEP):

(a) Representations and Warranties. The representations and warranties regarding the Seller in Article III of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of each applicable Effective Time as though such representations and warranties were made on and as of such Effective Time, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date.

(b) Deliverables. The Seller shall have delivered to SSG and STEP each of the following documents:

(i) a transfer instrument (a “Transfer Instrument”) in a form to be agreed between SSG and the Asset Class Head, setting forth the number of Exchanged Securities in SPD to be exchanged pursuant to Section 1.1(a), duly executed by or on behalf of the Seller;

(ii) only in respect of the First Exchange, a Transfer Instrument in a form to be agreed between SSG and the Asset Class Head, setting forth the number of Equity Securities in SPD to be transferred pursuant to Section 1.1(d)(i), duly executed by or on behalf of the Seller;

(iii) in respect of Closing of the First Exchange only, the Acknowledgement in a form reasonably satisfactory to SSG, duly executed by or on behalf of the Seller and each SCP Partner;

(iv) the amended and restated SCP LPA duly executed by or on behalf of the Seller;

(v) a Registration Rights Agreement duly executed by or on behalf of the Seller; provided, that, no such agreement needs to be delivered if the Seller has already delivered such agreement at a prior Closing and such documentation remains in full force and effect;

(vi) in respect of the Closing of the First Exchange only, an amendment to the Waterfall Allocation Agreement, serving primarily to fix the applicable percentage therein to 25%, in a form satisfactory to SSG, duly executed by the Seller; and

(vii) a properly executed applicable IRS Form W-8 from the Seller.

(c) The Seller shall have delivered a certificate to SSG and STEP to the effect set forth in Section 2.3(a), duly signed by or on behalf of the Seller.

2.4 Withholding. Each of SSG and STEP shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement or pursuant to any Person’s ownership of equity of SSG, STEP or their Affiliates such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law, as determined by SSG or STEP in its reasonable discretion. SSG or STEP shall use commercially reasonable efforts to cooperate with the Seller to reduce or eliminate any such withholding requirement with respect to amounts payable to the Seller or its equityholders. To the extent that such amounts are so withheld or paid over to or deposited with the relevant Governmental Authority by or on behalf of SSG or STEP, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to SSG as follows:

3.1 Organization; Good Standing; Power. The Seller has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization. The Seller has all requisite power and authority to enter into this Agreement and any other documents to be entered into by the Seller (as applicable) in connection with the Transactions and to consummate the transactions contemplated hereby and thereby.

3.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Seller of this Agreement, and for the sale and delivery of the Exchanged Securities to be sold by the Seller hereunder, and the Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Exchanged Securities to be sold by the Seller hereunder; this Agreement has been duly authorized, executed and delivered by the Seller.

3.3 No Conflicts. The execution, delivery and performance by the Seller of this Agreement, the sale of the Exchanged Securities to be sold by the Seller and the consummation by the Seller of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Seller pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property, right or asset of the Seller is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Seller, or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

3.4 Title to the Exchanged Securities. The Seller has good and valid title to the Exchanged Securities and the Equity Securities to be sold by the Seller under Section 1.1(d), free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the Transfer Instrument in respect of such Exchanged Securities and Equity Securities and payment therefor pursuant hereto, good and valid title to such Exchanged Securities and Equity Securities, free and clear of all liens, encumbrances, equities or adverse claims, will pass to SSG or its designee.

3.5 Litigation. There are no Proceedings pending, or to the Seller’s knowledge, threatened against the Seller, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which the Seller is a party or consummation by the Seller of the transactions contemplated hereby or thereby.

3.6 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws..

(a) Neither the Seller nor any of its subsidiaries, Affiliates, directors, officers, employees, nor, to the knowledge of the Seller, any agents or other Persons associated with or acting on behalf of the Seller or any of its subsidiaries has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) The Seller has been in compliance with, and, the operations of the Seller are and have been conducted at all times in compliance with any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Seller with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Seller, threatened.

(c) Neither the Seller nor, to the knowledge of the Seller, any agents or other Persons associated with or acting on behalf of the Seller is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Seller, or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic (each, a “Sanctioned Country”); and the Seller will not directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five (5) years, the Seller has not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

3.7 Investment Representations and Warranties. The Seller understands and agrees that the offering, sale and issuance of the Consideration Securities (the “Offered Securities”) have not been and will not be registered under the Securities Act or any applicable state securities laws and such offer, sale and issuance are being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent of the Seller (subject to the SCP Distributions to be effected hereunder) and the accuracy of the representations, warranties, agreements, acknowledgements and understandings in respect of the Seller as expressed in this Agreement.

3.8 Acquisition for Own Account. Subject to the SCP Distributions to be effected hereunder, the Seller is acquiring the Offered Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities Laws. The Seller is not party to any agreement providing for or contemplating the distribution of any of the Offered Securities, other than this Agreement (with respect to the SCP Distributions) and the Registration Rights Agreement.

3.9 Ability to Protect Its Own Interests and Bear Economic Risks. The Seller, by reason of the business and financial experience of the Seller or its representatives, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Offered Securities. The Seller is able to bear the economic risk of an investment in the Offered Securities and is able to sustain a loss of all of its investment in the Offered Securities without economic hardship, if such a loss should occur.

3.10 Accredited Investor; No Bad Actor. The Seller is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act. The Seller has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

3.11 No Governmental Review. The Seller understands that no U.S. federal or state agency or any U.S. or non-U.S. Governmental Authority has passed on or made any recommendation or endorsement of the Offered Securities or the fairness or suitability of the investment in the Offered Securities nor have such authorities passed upon or endorsed the merits of the offering of the Offered Securities.

3.12 Access to Information. The Seller has access to documents, records and other information about SSG and STEP, and has been given an opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants, and representatives of SSG and STEP concerning their business, operations, financial condition, assets, liabilities and other matters relevant to an investment in the Offered Securities.

3.13 Advisors. The Seller has had the opportunity to review with its own tax, financial and legal advisors regarding the consequences of an investment in the Offered Securities, including the tax consequences thereof, and of the transactions contemplated by this Agreement. The Seller is relying solely on its own determination as to the consequences of such investment and transactions.

3.14 SCP Capitalization. The SCP Capitalization Table attached hereto as Exhibit B accurately represents the equity and debt capitalization of the Seller and the SCP Participations held by each SCP Partner as of the date of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF STEP, SSG AND SSE

Each of STEP, SSG and SSE represents and warrants to the Seller as follows:

4.1 Organization; Good Standing; Power. Each of STEP, SSG and SSE has been duly organized and is validly existing and in good standing under the Laws of its respective jurisdictions of organization. Each of STEP, SSG and SSE has all requisite power and authority to enter into this Agreement, the Registration Rights Agreement and any other documents to be entered into by STEP, SSG or SSE in connection with the Transactions.

4.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by STEP, SSG and SSE of this Agreement, the Registration Rights Agreement and any other documents to be entered into by SSE, SSG and STEP in connection with the Transaction, including the delivery of the Consideration Securities and any cash consideration amount by STEP hereunder, have been obtained (except for anything set forth in Section 2.1) except where the failure, individually or in the aggregate, would not reasonably be expected to impair SSE’s, SSG’s and STEP’s ability to consummate the transactions contemplated hereby and thereby; and SSG has full right, power and authority to enter into this Agreement and the Registration Rights Agreement and to sell, assign, transfer and deliver the Consideration Securities to be exchanged by SSG hereunder. This Agreement has been duly authorized, executed and delivered by each of STEP, SSG and SSE and the Registration Agreement and the other documents to be entered into by STEP, SSG or SSE in connection with the Transactions have been duly authorized by each of STEP, SSG and SSE. At a meeting duly called and held, the STEP Board has (i) determined that this Agreement, the Registration Rights Agreement and any other documents to be entered into by STEP, SSG or SSE in connection with the Transactions are fair to and in the best interests of STEP’s stockholders, (ii) approved, adopted and declared advisable this Agreement, the Registration Rights Agreement and any other documents to be entered into by STEP, SSG or SSE in connection with the Transactions, (iii) resolved to recommend the approval of the Transactions by the stockholders of STEP (such recommendation, the “STEP Board Recommendation”) and (iv) directed that the approval of the Transactions be submitted to a vote of STEP’s stockholders, each of which resolutions has not been rescinded, modified or withdrawn as of the date of this Agreement. The affirmative vote (in person or by proxy) of the holders of a majority of STEP’s shares of common stock, voting together as a single class, that are present at a meeting where holders of a majority of the voting power of the stock outstanding and entitled to vote are present, is the only vote of the holders of any class or series of capital stock of STEP necessary to obtain the STEP Stockholder Approval and Nasdaq Approval. STEP has taken and will take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of STEP (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of STEP for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of STEP (including directors-by-deputization) who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to STEP upon the registration of any class of equity security of STEP pursuant to Section 12 of the Exchange Act.

4.3 No Conflicts. The execution, delivery and performance by each of STEP, SSG and SSE of this Agreement, the Registration Rights Agreement and the other documents to be entered into by STEP, SSG or SSE in connection with the Transactions, including the sale of the Consideration Securities to be sold by SSG and the consummation by each of STEP, SSG and SSE of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of STEP, SSG or SSE pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which STEP, SSG or SSE is a party or by which STEP, SSG or SSE is bound or to which any of the property, right or asset of STEP, SSG or SSE is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of STEP, SSG or SSE, or (iii) result in the violation of any Law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except in the case of clauses (i) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole.

4.4 Title to Consideration Securities. The Consideration Securities, when delivered on a Closing Date pursuant to an Exchange, shall be duly authorized and validly issued. Following the delivery of the Consideration Securities pursuant to Section 1.1(b), the Seller shall acquire good and valid title to the applicable portions of the Consideration Securities, free and clear of all liens, encumbrances, equities or adverse claims other than liens, encumbrances, equities or adverse claims to which the Consideration Securities are subject under applicable securities Laws, under the SSG LPA, the Registration Rights Agreement (as applicable), STEP’s organizational documents, SSE’s organizational documents, or any other similar governance agreements regarding such Consideration Securities, or created by the Seller.

4.5 Litigation. There are no Proceedings pending, or to SSE’s, SSG’s and STEP’s knowledge, threatened against SSE, SSG or STEP, at Law or in equity, by or before any Governmental Authority, or by or on behalf of any third party with respect to execution of this Agreement and the other documents in connection with the Transactions to which SSE, SSG or STEP is a party or consummation by SSE, SSG or STEP of the transactions contemplated hereby or thereby.

4.6 Rule 506 Matters. Each of SSE, SSG and STEP represents and warrants that none of SSE, SSG and STEP and, to the knowledge of SSE, SSG and STEP, no Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act, has taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

4.7 No Unlawful Payment; Compliance with Anti-Money Laundering Laws; Compliance with Sanction Laws.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP or any of their respective subsidiaries, Affiliates (other than SPD and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSE, SSG and STEP, any agents or other Persons associated with or acting on behalf of SSE, SSG or STEP has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law, or (ii) otherwise made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or unlawful benefit.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, each of SSE, SSG and STEP has been in compliance with, and the operations of such Person and its subsidiaries (other than SPD and its subsidiaries) are and have been conducted at all times in compliance with, any applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Person or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Person, threatened.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, none of SSG, STEP and any of their respective subsidiaries, Affiliates (other than SPD and its subsidiaries), directors, officers, employees, nor, to the knowledge of SSE, SSG and STEP, any agents or other Persons associated with or acting on behalf of SSE, SSG or STEP is currently the subject or the target of any Sanctions, nor is SSG, STEP or any of their respective subsidiaries located, organized or resident in a Sanctioned Country; and neither SSE, SSG nor STEP will directly or indirectly use the proceeds of the transactions hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of STEP, SSG and their respective subsidiaries, taken as a whole, for the past five (5) years, SSG and STEP and their respective subsidiaries (other than SPD and its subsidiaries) have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

ARTICLE V

CONSENT TO GOVERNANCE CHANGES

5.1 Consent to Governance Updates. The Seller hereby (i) gives its consent to the amendment of the governance documents of SPD and SCP (including without limitation, the SPD Shareholders’ Agreement and the

SCP LPA) to reflect the governance changes agreed between SSG and the Seller concurrent with or contingent upon the Closing of the first Exchange, and (ii) agrees to do or cause to be done all such further acts and things, including giving any further consents, to effectuate and document any amendment of the governance documents of SPD and SCP (including without limitation, the SCP LPA and the SPD Shareholders’ Agreement) to reflect such governance changes.

ARTICLE VI

SECURITIES LAWS COMPLIANCE COVENANTS

6.1 Restricted Securities. The Seller understands that the Offered Securities will be characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired pursuant to an exemption from registration under the Securities Act and, accordingly, such securities may be resold only pursuant to an exemption from registration under the Securities Act or pursuant to a registration under the Securities Act. The Seller understands that neither SSG nor STEP is under any obligation to register the Offered Securities, except as shall be provided for in the Registration Rights Agreement. It is understood that the certificates evidencing the Offered Securities may bear a private placement legend substantially in the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

ARTICLE VII

OTHER COVENANTS OF THE PARTIES

7.1 Required Regulatory Approvals; Efforts.

(a) STEP and SSG shall use their commercially reasonable efforts to obtain or cause to be obtained all Required Regulatory Approvals (including the HSR Approval) and any other licenses, permits, authorizations, consents and approvals of all third parties and Governmental Authorities necessary in connection with the consummation of the transactions contemplated by this Agreement. The Parties hereto shall coordinate and cooperate with each other in exchanging such information and assistance as any of the Parties hereto may reasonably request in connection with the foregoing. Notwithstanding anything in this Agreement to the contrary, in no event shall STEP, SSG or any of their respective Affiliates be obligated to (i) undertake or commit or agree to undertake, by consent decree, hold separate order or otherwise the sale, lease, license, divestiture or disposition of any asset of STEP, SSG or any of their respective Affiliates (including the Exchanged Securities after giving effect to the Transactions), or (ii) offer, accept, agree, commit to, or consent to, any material undertaking, term, condition, liability obligation, commitment or other measure.

(b) STEP shall set a record date for, duly give notice of, convene and hold a meeting of the stockholders of STEP to obtain any stockholder approval required under STEP’s governance documents or any applicable Law in favor of the adoption of this Agreement, the Transactions and the relevant Exchanges, and the issuance of the STEP Class A Common Stock contemplated hereunder (the “STEP Stockholder Approval”) as soon as practicable after the date hereof. STEP shall include the STEP Board Recommendation in the proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) by STEP and shall solicit, and use commercially reasonable efforts to obtain from STEP’s stockholders, the STEP Stockholder Approval at such meeting. STEP shall use commercially reasonable efforts to file a preliminary proxy statement relating to the STEP Stockholder Approval with the SEC as soon as practicable following the date hereof, and as promptly as practicable after the date on which STEP learns that such proxy statement will not be reviewed or that the SEC staff has no further comments thereon, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the STEP Stockholder Approval, file a definitive proxy statement with respect to the STEP Stockholder Approval and disseminate such proxy statement in accordance with applicable law.

(c) STEP shall use commercially reasonable efforts to obtain any required approval from the Nasdaq Stock Market with respect to this Agreement, the Transactions and the relevant Exchanges (the “Nasdaq Approval”).

(d) In fulfilling SSG’s and STEP’s obligations pursuant to this Section 7.1, the Asset Class Head and the Seller shall cooperate in good faith with SSG and STEP to (A) prepare and make or file any Required Regulatory Approvals, (B) effect all necessary filings, applications, registrations, consents and authorizations and execute all agreements and documents, (C) use reasonable best efforts to obtain the transfer or reissuance to SSG or STEP of, and participate in discussion with respect to, all necessary permits, consents, approvals and authorizations of all Governmental Authorities, (D) if necessary, execute a common interest agreement, and (E) use reasonable best efforts to obtain all necessary consents, approvals and authorizations of all third Persons, in the case of each of the foregoing clauses (A), (B), (C), (D), and (E) necessary to consummate the Transactions. Each Party hereto shall keep the other apprised in a prompt manner of the status and substance of any communications with, and inquiries or requests for additional information in connection with any Required Regulatory Filings or from any Governmental Authority in connection with the Transactions.

(e) STEP shall use commercially reasonable efforts to cause the parties other than the Seller necessary for the Registration Rights Agreement (as contemplated to be amended pursuant to this Agreement) to be effective to execute the Registration Rights Agreement before the Closing of the first Exchange.

7.2 Tax Matters.

(a) Intended Tax Treatment. For U.S. federal income and other applicable tax purposes, the Parties shall treat (a) each Exchange as a taxable exchange under Section 1001 of the Code, and (b) any adjustments between the Reference Date and Closing Date as an adjustment to the amount realized in the Exchange, unless in each case otherwise required by applicable law, as determined by SSG or STEP in its reasonable discretion. For U.S. federal income and other applicable tax purposes, and unless otherwise determined by SSG or STEP in its reasonable discretion, STEP is treated as contributing the Consideration Securities to SSG for a like number of Class A Units of SSG, and subsequently SSG is treated as conveying the Consideration Securities to the Seller.

(b) Tax Information. The Seller agrees to furnish to StepStone such tax-related information, documentation, certifications and representations as StepStone or its agents may from time to time reasonably request to comply with any legal, regulatory and tax (including withholding tax) requirements, including FATCA, as well as any informational reporting, disclosure or other similar requirements.

7.3 Public Announcements. The Seller shall not make or issue any report, statement or press release or otherwise make any other public statement with respect to this Agreement and the Transactions without prior written approval of SSG. Each of STEP and SSG shall be entitled to make any report, press release or public statements with respect to this Agreement or the Transactions.

7.4 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (i) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement and (ii) refrain from taking any actions that could reasonably be expected to impair, delay or impede the transactions contemplated by this Agreement.

7.5 Acknowledgment. The Asset Class Head and the Seller shall use such Party’s respective best efforts to obtain a fully executed Acknowledgment from each SCP Partner as promptly as possible (and in any event within thirty (30) days after the date of this Agreement).

7.6 Limits on Transfer of Class A Common Stock. Other than to effect the SCP Distributions contemplated hereby, the Seller agrees not to Transfer all or any portion of the shares of Class A Common Stock received as Consideration Securities (or beneficial interest therein), without the consent of STEP and in accordance with applicable STEP policies, except that the Seller may:

(a) after six months and until the first anniversary after the Closing Date pursuant to which the shares of Class A Common Stock are issued, Transfer up to a cumulative number of such shares of Class A Common Stock equal to (i) (x) 50% of the Adjusted Exchange Value, less (y) the cash amount delivered in such Exchange, divided by (ii) the STEP 30-Day VWAP, in each case as calculated for such Exchange;

(b) after the first anniversary after the Closing Date pursuant to which the shares of Class A Common Stock are issued, all of such shares of Class A Common Stock may be Transferred;

(c) if an Exchange constitutes an Acceleration Exchange, then in lieu of clauses (a) and (b):

(i) after six months and until the first anniversary after the Closing Date pursuant to which the shares of Class A Common Stock are issued, up to a cumulative number of one third (1/3) of such shares of Class A Common Stock may be Transferred;

(ii) after the first anniversary and until the second anniversary after the Closing Date pursuant to which the shares of Class A Common Stock are issued, up to a cumulative number of two thirds (2/3) of such shares of Class A Common Stock may be Transferred; and

(iii) after the second anniversary after the Closing Date pursuant to which the shares of Class A Common Stock are issued, all of such shares of Class A Common Stock may be Transferred;

(d) provided, that (x) the shares of Class A Common Stock delivered with respect to an Upward Adjustment Amount, Upward Acceleration Exchange Adjustment Amount or Holdback will not be subject to the limitations above and may be Transferred at any time after delivery of such shares of Class A Common Stock to the Seller; and (y) the STEP Board (or a committee to which the STEP Board has delegated such authority) may, in its sole discretion and subject to conditions, release all or a portion of such shares of Class A Common Stock from the foregoing restriction.

7.7 SPD Name Change. Each of the Seller and SPD undertakes to STEP and SSG to effect a change in name of SPD to StepStone Group Private Debt AG, or such other name as agreed by SSG in its sole discretion, and to use its best efforts to effect such change in name on or before the First Exchange.

7.8 SCP Participations. Jointly with the delivery of the corresponding Allocation Notice for every Closing after the first Closing in accordance with Section 1.9, the Seller shall deliver to SSG an updated SCP Capitalization Table, which shall accurately reflect the equity and debt capitalization of the Seller as of such date, the SCP Participations held by each SCP Partner, and noting any transfers of SCP Participations that occurred since the previous update of the SCP Capitalization Table.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned; provided, that, in connection with any such termination by or made with agreement of SSG, SSG shall consult in good faith with the SIRA Asset Class Head and the SRE Asset Class Head prior to the effectiveness of such termination:

(a) at any time, by mutual written agreement of SSG and the Seller, with an SCP Partner Majority; and

(b) if any Closing shall not have occurred on or before the first (1st) anniversary of the Reference Date for an Exchange (other than a Skipped Exchange) (each, an “Applicable Outside Date”), by either SSG or the Seller, with an SCP Partner Majority; provided, however, that SSG or the Seller, as the case may be, shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if a breach or failure to perform by the Asset Class Head or the Seller (in the case of termination by the Seller with an SCP Partner Majority) or SSG (in case of termination by SSG) of any of its representations, warranties, covenants or obligations contained in this Agreement was the primary cause of, or primarily resulted in, the failure of a condition to consummate such Closing on or before the Applicable Outside Date.

8.2 Procedure and Effect of Termination.

(a) Any Party desiring to terminate this Agreement pursuant to Section 8.1 shall give written notice of such termination to the other Parties to this Agreement. Except as set forth in this Section 8.2, in the event of the termination of this Agreement and the abandonment of the transactions contemplated hereby pursuant to this Section 8.2, (i) each Party’s representations and warranties shall survive any such termination of this Agreement for two (2) years and (ii) that the foregoing termination shall not relieve the Seller of any liability, damages or losses resulting from any fraud or any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” shall mean any deliberate act or failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching was the conscious object of the act or failure to act.

(b) In the event this Agreement is terminated pursuant to Section 8.2, all filings, applications and other submissions made by any party hereto to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable and not legally prohibited, be withdrawn from such Person by such party.

ARTICLE IX

MISCELLANEOUS

9.1 Further Assurances. Without limiting and in addition to the other provisions of this Agreement, at the request of a Party, the other Parties shall execute and deliver to such requesting Party such documents and take such other action as such requesting Party may reasonably request in order to give effect to the transactions contemplated hereby.

9.2 Notices. All notices, requests, demands, waivers and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given and received if delivered (i) by hand (including by reputable overnight courier), (ii) by mail (certified or registered mail, return receipt requested), or (iii) by E-mail (receipt of which is confirmed, followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses:

(a) if to a Seller, at the address and E-mail address set forth on such Seller’s signature page, with a copy to the Asset Class Head at the address and E-mail address set forth on the Asset Class Head’s signature page (which shall constitute notice to such Seller including for purposes of Section 9.13);

(b) if to the Asset Class Head at the address and E-mail address set forth on the Asset Class Head’s signature page;

(c) if to SPD, to:

Swiss Capital Alternative Investments AG

Klausstrasse 4, 8008

Zürich

Attention: Marcel Schindler

Email: Marcel.Schindler@stepstonegroup.com

with a copy to:

Attention: Nigel Campion-Smith

Email: Nigel.Campion-Smith@outlook.com

(d) if to STEP, SSE or SSG, to:

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, CA 92037

Attention: Chief Legal Officer

Email: Jennifer.Ishiguro@stepstonegroup.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Edward Sopher; Eric Scarazzo: Mark Sperotto

Email: ESopher@gibsondunn.com; EScarazzo@gibsondunn.com;

MSperotto@gibsondunn.com

or to such other Person or address as any party shall specify by notice in writing delivered pursuant to the requirement set forth in this Section 9.2 to the other Party. All such notices, requests, demands, waivers and communications shall be deemed to have been given (i) on the date on which so hand-delivered, (ii) on the fifth (5th) Business Day following the date on which so mailed and (iii) on the date on which the E-mail is confirmed, except for a notice of change of address, which shall be effective only upon receipt thereof. For purposes of determining the date of delivery and receipt, the delivery or receipt of the copy of notices to outside legal counsel shall be irrelevant.

9.3 Annexes, Exhibits and Schedules. Any matter, information or item in any Annexes, Exhibits and Schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth herein.

9.4 Amendment, Modification and Waiver. This Agreement or any portion thereof, including any Annexes and Exhibits, may be amended, modified or supplemented by written agreement signed by STEP or SSG on the one hand, and by the Seller or Asset Class Head, on the other hand; provided. Any failure of the Seller or the Asset Class Head to comply with any term or provision of this Agreement may be waived by SSG or STEP, and any failure of SSG or STEP to comply with any term or provision of this Agreement may be waived by the Seller or the Asset Class Head, at any time by an instrument in writing signed by or on behalf of such other party, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply. Further, neither the waiver by any of the Parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder. Each Party agrees that, to the extent all or a portion of this Agreement is amended, modified, supplemented or waived pursuant to the terms of this Section 9.4, such amendment, modification, supplement or waiver shall be binding on such Party, regardless of whether such Party provided consent to such amendment, modification, supplement or waiver (except if such consent is expressly required pursuant to this Section 9.4).

9.5 Entire Agreement. This Agreement, and the annexes, exhibits, schedules and other documents referred to herein which form a part hereof contain the entire understanding of the Parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

9.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid. If any term or other provision of this Agreement for any reason is declared invalid, illegal or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid, illegal or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable Law.

9.7 Binding Effect; Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any Party without the prior written consent of SSG or STEP (in the case of an assignment by the Asset Class Head or the Seller) or the Asset Class Head (in the case of an assignment by SSG or STEP), and any such assignment without such prior written consent shall be null and void; provided, however, that SSG and STEP each may assign in whole or a part of this Agreement to any Affiliate without the prior consent of any other Party to this Agreement; provided further, that no assignment shall limit the assignor’s obligations or liabilities hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

9.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties to this Agreement and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

9.9 Fees and Expenses. Whether or not the transactions contemplated hereby are consummated pursuant hereto, the fees and expenses associated with amending the governance documents of SPD and SCP (including without limitation, the SPD Shareholders’ Agreement and the SCP LPA), and the fees and expenses associated with negotiating and consummating the transactions contemplated by this Agreement, the Other Transaction Agreements, the indicative term sheet setting forth the terms of this Agreement and the Other Transaction Agreements, structuring the transactions contemplated hereby and thereby, and amending the governance documents of each of SRE, SIRA and SPD to reflect the governance changes in connection with entering into the transactions contemplated by this Agreement and the Other Transaction Agreements, shall be pooled and shall be borne 50% by SSG, one-sixth by SPD, one-sixth by SIRA, and one-sixth by SRE. Each Party hereto shall pay all other fees and expenses incurred by it or on its behalf in connection with the consummation of the transactions contemplated hereby. For the avoidance of doubt, the amount of the fees and expenses paid or payable by any party pursuant to this Section 9.9 shall be treated as transaction expenses and not reflected in any calculation hereunder of budgeted or actual adjusted net income of any party.

9.10 Counterparts. This Agreement may be executed in two or more counterparts (delivery of which may be via email as a portable document format (.pdf)), each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one (1) of such counterparts.

9.11 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” The words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including any annexes, schedules and exhibits hereto, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. References in this Agreement to Sections and Section numbers are to Sections and Section numbers of this Agreement unless the context otherwise specifies or requires. The words “party” or “parties” shall refer to parties to this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The words “dollar” or “$” shall mean U.S. dollars. The word “day” means calendar day unless Business Day is expressly specified. Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted. Each of the Parties acknowledges that it has been represented by counsel in connection with the preparation and execution of this Agreement.

9.12 Enforcement of Agreement. Each Party agrees that irreparable damage may occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with the specific terms thereof or otherwise breach such provisions, and that money damages may not be an adequate remedy, even if available. The Parties hereto accordingly agree that, prior to the valid termination of this Agreement pursuant to Article VIII, each Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, as applicable, in a court determined pursuant to Section 9.13, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such Order.

9.13 Forum; Service of Process. Each Party hereto submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have jurisdiction, any other state or federal court located in the State of Delaware, in any action or proceeding arising out of or relating to this Agreement, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each Party hereto agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 9.2; provided, however, that nothing in this Section 9.13 shall affect the right of any party to serve legal process in any other manner permitted by Law. Each Party hereto agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

9.14 Governing Law. This Agreement shall be governed by the Laws of the State of Delaware, excluding choice of law principles that would require the application of the Laws of a jurisdiction other than the State of Delaware.

9.15 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS, HIS OR HER, AS THE CASE MAY BE, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.16 Asset Class Head.

(a) Appointment. The Seller hereby designates Marcel Schindler as the initial Asset Class Head. The Asset Class Head is the representative of the Seller and its attorney-in-fact with full power of substitution to act on behalf of the Seller to the extent and in the manner set forth in this Agreement and any other documents in connection with the Transactions (the “Asset Class Head”). The Seller confirms that all decisions, actions, consents and instructions by the Asset Class Head with respect to this Agreement and any other documents in connection with the Transactions shall be binding upon the Seller, and the Seller shall not have the right to object to, dissent from, protest or otherwise contest the same. STEP and SSG shall be entitled to rely on any decision, action, consent or instruction of the Asset Class Head as being the decision, action, consent or instruction of the Seller, and STEP and SSG are hereby relieved from any liability to any Person for acts done by them in accordance with any such decision, act, consent or instruction. Without limiting the generality of the foregoing, STEP and SSG are entitled to rely, without inquiry, upon any document delivered by the Asset Class Head as being genuine and correct and having been duly signed or sent by the Asset Class Head. The SCP Partners will acknowledge and confirm in the Acknowledgement that all decisions, actions, consents and instructions by the Asset Class Head with respect to this Agreement and any other documents in connection with the Transactions shall be binding upon all of the Seller and the SCP Partners, and neither the Seller nor any SCP Partner shall have the right to object to, dissent from, protest or otherwise contest the same.

(b) Changes to the Asset Class Head. In the event Marcel Schindler ceases to be the Head of Private Debt of SPD, whether due to death, incapacity, resignation or otherwise, then (i) such Person shall automatically cease to be the Asset Class Head, and (ii) the individual appointed by the SCP Partner Majority shall become the Asset Class Head for all purposes under this Agreement.

(c) Authority. The grant of authority provided for in this Section 9.16 is coupled with an interest, is being granted, in part, as an inducement to STEP and SSG to enter into this Agreement, and (i) shall be irrevocable and survive the dissolution, liquidation or bankruptcy of any party or the death, incompetency, liquidation or bankruptcy of the Seller, shall be binding on any successor thereto and (ii) shall survive the assignment by the Seller of the whole or any portion of his, her or its interest under this Agreement.

(d) The Seller hereby consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by Asset Class Head pursuant to this Section 9.16. The Seller agrees that the Asset Class Head shall have no obligation or liability to any Person for any action taken or omitted by her in good faith, and the Seller shall indemnify and hold harmless the Asset Class Head from, and shall pay to the Asset Class Head the amount of, or reimburse the Asset Class Head for, any loss that the Asset Class Head may suffer, sustain or become subject to as a result of any such action or omission by the Asset Class Head under this Agreement. The Asset Class Head may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or her duties hereunder, and, without limiting the foregoing, shall incur no liability in his capacity as the Asset Class Head to the Seller and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

(e) Any expenses or liabilities incurred by the Asset Class Head in connection with the performance of its duties under this Agreement or any other documents in connection with the Transactions shall not be the personal obligation of the Asset Class Head but shall be payable by the Seller.

9.17 SCP Partner Majority. Any action, vote or consent of the Seller or the Asset Class Head taken, cast or granted under this Agreement that under the terms of this Agreement is to be taken with an SCP Partner Majority, shall constitute a representation on the part of the Seller or the Asset Class Head, as applicable, that such Person has obtained the approval or consent in writing of SCP Partners holding at such time SCP Participations corresponding in the aggregate to at least a majority of the Seller’s economic equity interests in SPD (an “SCP Partner Majority”). SSG may from time to time require the Seller to provide written evidence of any such SCP Partner Majority.

ARTICLE X

DEFINITIONS

“Acceleration Exchange” has the meaning set forth in Section 1.6(a).

“Acceleration Exchange Adjustment Statement” has the meaning set forth in Section 1.6(c).

“Acceleration Party” has the meaning set forth in Section 1.6(h).

“Acknowledgement” means that certain acknowledgement to be entered into by SSG, the Seller and each SCP Partner pursuant to which, amongst other things, each SCP Partner shall acknowledge the terms and conditions of this Agreement, including (without limitation) the matters referred to in Sections 5.1, 6.1 and 7.6.

“Adjusted Exchange Value” means, with respect to an Exchange, an amount equal to the Exchange Value to be delivered in such Exchange as adjusted (i) pursuant to Section 1.5 with respect to an annual Exchange, or (ii) pursuant to Section 1.6 with respect to an Acceleration Exchange.

“Adjusted Holdback” has the meaning set forth in Section 1.6(f).

“Adjustment Statement” has the meaning set forth in Section 1.5(a).

“Affiliate” means, with reference to a specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlling”,

“controlled by”, and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Aggregate Equity Limit” has the meaning set forth in Section 1.8(a)

“Agreement” has the meaning set forth in the introductory paragraph.

“Allocation Notice” has the meaning set forth in Section 1.9.

“Annual Exchange Schedule” has the meaning set forth in Section 1.1(a).

“Antitrust Laws” means any antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including without limitation the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings in the European Union.

“Applicable Outside Date” means has the meaning set forth in Section 8.1(b).

“Asset Class Head” has the meaning set forth in Section 9.16(a).

“blocked person” has the meaning set forth in Section 3.6(c).

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable Law or executive order to close.

“Cash Percentage” means the percentage of the Exchange Value for an Exchange that is to be settled in cash.

“Change of Control” has the meaning given to such term in the SSG LPA.

“Closing” has the meaning set forth in Section 1.2(a).

“Closing Date” has the meaning set forth in Section 1.2(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Consideration Securities” has the meaning set forth in Section 1.1(b).

“Downward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“Downward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Effective Time” has the meaning set forth in Section 1.2(a).

“Equity Percentage” means, with respect to certain Exchanged Securities, a percentage representing (a) the number of such Exchanged Securities divided by (b) the total number of issued and outstanding Equity Securities of SPD.

“Equity Securities” means, with respect to any Person, any and all partnership interests, capital stock, options or other equity securities in such Person, and all securities exchangeable for or convertible or exercisable into, any of the foregoing.

“Exchange” has the meaning set forth in the recitals of this Agreement.

“Exchange Notice” has the meaning set forth in Section 1.9.

“Exchanged Securities” has the meaning set forth in Section 1.1(a).

“Fifth Exchange” means the fifth annual Exchange to take place pursuant to this Agreement.

“Final Acceleration Exchange Value” has the meaning set forth in Section 1.6(c).

“Final Exchange Value” has the meaning set forth in Section 1.5(a).

“FINMA” means the Swiss Financial Market Supervisory Authority.

“First Exchange” means the first annual Exchange to take place pursuant to this Agreement with a Reference Date of the Initial Reference Date.

“Fractional Equity Payment” has the meaning set forth in Section 1.1(c).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any government, court, regulatory or administrative agency, arbitral body or self-regulated entity, tribunal, commission or authority or other legislative, executive or judicial governmental entity, whether federal, national, provincial, state, local, foreign or multinational.

“HMT” has the meaning set forth in Section 3.6(c).

“Holdback” has the meaning set forth in Section 1.6(b).

“HSR Act” means the U.S. Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“HSR Approval” means the expiration or termination of any applicable waiting periods under the HSR Act or the execution of any consent agreement or other arrangement with any Governmental Authority that resolves concerns or objections under the Antitrust Laws with respect to the Transactions or any relevant Exchange.

“Initial Reference Date” has the meaning set forth in the recitals of this Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Law” means any United States federal, state, local, municipal or non-United States statute, law, decree, Order, executive order, ordinance, rule, regulation, code, judgement, injunction and any common law.

“Nasdaq Approval” has the meaning set forth in Section 7.1(c).

“OFAC” has the meaning set forth in Section 3.6(c).

“Offered Securities” has the meaning set forth in Section 3.7.

“Order” means any final award, judgment, injunction, or verdict entered, issued, made or rendered by any Governmental Authority.

“Original Exchange Value” has the meaning set forth in Section 1.5(a).

“Other Transaction Agreements” mean the SIRA Transaction Agreement and the SRE Transaction Agreement.

“Party” has the meaning set forth in the introductory paragraph of this Agreement.

“Person” means and includes an individual, a corporation, a partnership, a limited liability company, a trust, an estate, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

“Publicly Traded Securities” means (i) stock or other shares of capital, debt instruments or other interests which are traded on a U.S. national securities exchange and are not subject to any restrictions on transfer under the Securities Act or other applicable U.S. federal or state securities laws or any contractual restrictions on sale or transfer, (ii) income interests or capital interests in a partnership, limited liability company or other entity that are convertible or exchangeable into such securities described in clause (i) in full without any limitation on amount or timing, and (iii) other types of securities that are convertible or exchangeable into such securities described in clauses (i) or (ii) in full without any limitation on amount or timing.

“Proceedings” means actions, litigation, suits, charge, complaint, subpoena, grievance, order, demand, audit, investigation, claims and legal, administrative, arbitration or mediation or similar proceedings (whether sounding in contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity).

“Reduced Exchange Value” means, with respect to an Exchange, the Exchange Value (as defined in Annex A) in such Exchange, net of any Downward Adjustment carried forward pursuant to clause (ii) of the second sentence of Section 1.5(c).

“Reference Date” has the meaning set forth in the recitals of this Agreement.

“Reference Property” has the meaning set forth in Section 1.6(i)(iii).

“Reference Property Security” has the meaning set forth in Section 1.6(i)(iii).

“Registration Rights Agreement” means a registration rights agreement substantially in the form attached hereto as Exhibit A.

“Required Regulatory Approvals” has the meaning set forth in Section 2.1(a).

“Sanctioned Country” has the meaning set forth in Section 3.6(c).

“Sanctions” has the meaning set forth in Section 3.6(c).

“SCP LPA” means the amended and restated limited partnership agreement of SC Partner LP, as the same may be further amended or restated from time to time.

“SCP Participations” means partnership interests or other securities in the Seller that represent an economic interest in the Seller and that correspond to an indirect economic interest in SPD.

“SCP Capitalization Table” means the capitalization table of the Seller attached hereto as Exhibit B, which may be updated from time as contemplated by Section 7.8.

“SCP Distribution” has the meaning set forth in Section 1.9.

“SCP Partner” means a partner in the Seller.

“SCP Partner Majority” has the meaning set forth in Section 9.17.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“SIRA” has the meaning set forth in the recitals of this Agreement.

“SIRA Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“Skipped Exchange” has the meaning set forth in Section 1.8(c).

“SPD” has the meaning set forth in the introductory paragraph of this Agreement.

“SPD Shareholders’ Agreement” means the Amended and Restated Shareholders’ Agreement of StepStone Group Private Debt AG, to be dated no later than the date of the first Exchange, in form satisfactory to each of SSG and the Asset Class Head, as the same may be further amended or restated from time to time.

“specially designated national” has the meaning set forth in Section 3.6(c).

“SRE” has the meaning set forth in the recitals of this Agreement.

“SRE Asset Class Head” has the meaning set forth in the recitals of this Agreement.

“SSG” has the meaning set forth in the introductory paragraph of this Agreement.

“SSG LPA” means Ninth Amended and Restated Limited Partnership Agreement of StepStone Group LP, dated September 20, 2021, as the same may be further amended or restated from time to time in accordance with the terms thereof.

“STEP” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP Audited Financials” has the meaning set forth in Section 1.5(a).

“STEP Board” has the meaning set forth in Section 1.6(i).

“STEP Class A Common Stock” means the Class A Common Stock of STEP, par value $0.001 per share (or any successor security of STEP).

“STEP Stockholder Approval” has the meaning set forth in Section 7.1(b).

“StepStone” has the meaning set forth in the introductory paragraph of this Agreement.

“STEP 30-Day VWAP” means, as of any date, the arithmetic average (rounded to the nearest second decimal place) of the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “STEP <equity> AQR” (or its equivalent successor if such page is not available) or any successor security thereto, in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day, on the trading market on which STEP Class A Common Stock is primarily listed on and quoted for trading as reported by Bloomberg L.P. (or its successor) or, if not available, by Dow Jones & Company Inc. (or its successor), or if neither is available, by another authoritative source, for each of the thirty (30) consecutive Trading Days ending on and including the fifteenth (15th) Trading Day after the Reference Date.

“Tax” or “Taxes” means (a) any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, special assessment, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; (b) any liability for payment of amounts described in clause (a) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law; and (c) any liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax receivable, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person (other than any commercial agreement entered into in the ordinary course of business and the primary focus of which is not Tax).

“Termination Acceleration Exchange” has the meaning set forth in Annex C this Agreement.

“Trading Day” means a day on which (i) trading in the STEP Class A Common Stock (or other security for which a closing sale price must be determined) generally occurs on Nasdaq or, if the STEP Class A Common Stock (or such other security) is not then listed on Nasdaq, on the principal other U.S. national or regional securities exchange on which the STEP Class A Common Stock (or such other security) is then listed or, if the STEP Class A Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the STEP Class A Common Stock (or such other security) is then traded and (ii) a last reported sale price for the STEP Class A Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided, that, if the STEP Class A Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day.

“Transaction” has the meaning set forth in the recitals of this Agreement.

“Transfer”, including correlative terms, means any sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, of any or all of the Seller’s shares of Class A Common Stock (or other economic interest in STEP), whether for value or no value and whether directly or indirectly, voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

“Transfer Instrument” has the meaning set forth in Section 2.3(b)(i).

“UNSC” has the meaning set forth in Section 3.6(c).

“Upward Acceleration Exchange Adjustment Amount” has the meaning set forth in Section 1.6(c).

“Upward Adjustment Amount” has the meaning set forth in Section 1.5(a).

“Waterfall Allocation Agreement” means the waterfall allocation agreement made between SPD, the Seller, SSE and SSG dated 2 December 2016, as amended from time to time.

“willful and material breach” means has the meaning set forth in Section 8.2(a).

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEP:

STEPSTONE GROUP INC.

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SSG:

STEPSTONE GROUP LP

By: StepStone Group Holdings LLC, its general partner

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

[Signature Page to Transaction Agreement]

SSE:

STEPSTONE EUROPE LIMITED

By:	/s/ Jason Ment
Name: Jason Ment
Title: Director

[Signature Page to Transaction Agreement]

SPD:

SWISS CAPITAL ALTERNATIVE INVESTMENTS AG

By:	/s/ Marcel Schindler
Name: Marcel Schindler
Title: Partner, Head of Private Debt

[Signature Page to Transaction Agreement]

SELLER:

SC PARTNER LP acting by its General Partner, SC General Partner Limited

By:	/s/ Marcel Schindler
Name: Marcel Schindler
Title: Director

[Signature Page to Transaction Agreement]

ASSET CLASS HEAD:

MARCEL SCHINDLER

/s/ Marcel Schindler

[Signature Page to Transaction Agreement]

ANNEX A

Calculation of Exchange Value

General Definitions

“Adjusted Net Income” means adjusted net income, as such term is defined in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such definition exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Adjusted Shares Outstanding” means a number of adjusted shares, calculated as of the Reference Date and not as a weighted-average over time, using the methodology used to calculate Adjusted Weighted-Average Shares in STEP’s non-GAAP measures as filed with the SEC from time to time or, if no such calculation of Adjusted Weighted-Average Shares exists in STEP public filings, then such metric as defined in good faith by the STEP Board.

“Applicable SPD Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the STEP Multiple multiplied by (a) 82.5%, if the STEP Multiple equals 40, (b) 94.5%, if the STEP Multiple equals 16, and (c) a percentage adjusted ratably based on (a) and (b), if the STEP Multiple is greater than 16 and less than 40.

“Calculated SPD Value” means (a) with respect to an Exchange that is not an Acceleration Exchange, (i) the SPD Budget ANI as of the Reference Date for such Exchange, multiplied by (ii) the Applicable SPD Multiple for such Exchange, and (b) with respect to an Acceleration Exchange, (i) the Acceleration SPD Budget ANI as of the Reference Date for the Acceleration Exchange, multiplied by (ii) the Applicable SPD Multiple for such Exchange.

“Exchange Value” for an Exchange means an amount equal to (a) the Calculated SPD Value, multiplied by (b) the aggregate Equity Percentage represented by all Exchanged Securities in such Exchange.

“Forward ANI Multiple” means, with respect to an Exchange, the ratio of (a) the STEP 30-Day VWAP, multiplied by (b) the total number of Adjusted Shares Outstanding on the Reference Date of such Exchange (for the avoidance of doubt, excluding any Consideration Securities to be issued as of such date), divided by (c) (i) with respect to an Exchange that is not an Acceleration Exchange, the STEP Budget ANI, or (ii) with respect to an Acceleration Exchange, the Acceleration STEP Budget ANI.

“SPD Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of SPD, as prepared in good faith utilizing a consistent methodology as STEP and approved by the Board of Directors of SPD, for the 12-month period beginning on the Reference Date.

“STEP Budget ANI” means, with respect to an Exchange that is not an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board of Directors for the 12-month period beginning on the Reference Date (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Securities for such Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Securities).

“STEP Multiple” means, with respect to an Exchange, a number calculated as of the Reference Date for such Exchange and equal to the Forward ANI Multiple; provided, that such multiple shall not be greater than 40.

Acceleration Exchange Definitions

“Acceleration SPD Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of SPD, as prepared in good faith utilizing a consistent methodology as STEP and approved by the Board of Directors of SPD and SSG, for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SPD for the Initial Projection Year shall be the Average Performance Fee Related Earnings of SPD.

“Acceleration STEP Budget ANI” means, with respect to an Acceleration Exchange, the budgeted Adjusted Net Income of STEP, as approved by the STEP Board, for the Initial Projection Year (for the avoidance of doubt, for purposes of calculating the Exchange Value of any Acceleration Exchange, the STEP Budget ANI as applied shall be calculated assuming the Exchanged Securities for such Acceleration Exchange have not yet been acquired by STEP and, accordingly, shall not reflect any pro forma adjustment for the acquisition of such Exchanged Securities); provided, however, that in calculating such amount, the Performance Fee Related Earnings of STEP for the Initial Projection Year shall be the Average Performance Fee Related Earnings of STEP.

“Actual Acceleration SPD ANI” means, with respect to an Acceleration Exchange, the actual Adjusted Net Income of SPD used to prepare the STEP Audited Financials for the Initial Projection Year; provided, however, that in calculating such amount, the Performance Fee Related Earnings of SPD for the Initial Projection Year shall be replaced with the Average Performance Fee Related Earnings of SPD.

“Average Performance Fee Related Earnings” means the average of the Performance Fee Related Earnings for (i) the Initial Projection Year, (ii) the Second Projection Year and (iii) the Final Projection Year.

“Final Projection Year” means the 12-month period starting immediately after the end of the Second Projection Year.

“Initial Projection Year” means, for an Acceleration Exchange, the 12-month period beginning on the Reference Date.

“Performance Fee Related Earnings” means the performance related revenue (including performance related fee revenue, incentive fee revenue and carried interest) less performance fee related compensation expense.

“Second Projection Year” means the 12-month period starting immediately after the end of the Initial Projection Year.

SCHEDULE A

Annual Exchange Schedule

Reference Date	Ordinary Shares CHF10	Ordinary Shares CHF 100	Preferred Shares CHF 100
April 1, 2024	8,350	465	—
April 1, 2025	8,350	465	—
April 1, 2026	8,350	465	—
April 1, 2027	8,350	465	—
April 1, 2028	360	14	1,250
April 1, 2029	6,248	625	—
April 1, 2030	6,248	625	—
April 1, 2031	6,248	625	—
April 1, 2032	6,248	625	—
April 1, 2033	6,248	626	—

Appendix D

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of February 7, 2024 (this “Agreement”), is entered into by and between StepStone Group Inc., a Delaware corporation (the “Company”), and the Class B Committee under the Stockholders Agreement (as defined below) (the “Class B Committee”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Stockholders Agreement, dated as of September 20, 2021 (the “Stockholders Agreement”), by and among the Company, StepStone Group LP, a Delaware limited partnership (“SSG”) and the persons and entities named as Class B Holders and Greenspring Holders (as each term is defined therein) on the signature pages thereto, pursuant to which the persons named as Chair and Secretary of the Class B Committee, acting on behalf of the Class B Committee, has the right to vote or act by written consent with respect to such holders’ Company Shares (as defined below), and to grant (or cause to be granted) a consent, proxy or approval in respect of those Company Shares, in each case in accordance with the terms and conditions set forth in the Stockholders Agreement;

WHEREAS, concurrently herewith, the Company and SSG have entered into (i) a Transaction Agreement (the “SRE Transaction Agreement”) with StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), Jeffrey Giller, solely in his capacity as seller representative, and the seller parties signatory thereto (the “SRE Sellers”), (ii) a Transaction Agreement (the “SIRA Transaction Agreement”) with StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), James O’Leary, solely in his capacity as a seller representative, and the seller parties signatory thereto (the “SIRA Sellers”), and (iii) a Transaction Agreement (the “SPD Transaction Agreement”, and together with the SRE Transaction Agreement and the SIRA Transaction Agreement, the “Transaction Agreements”) with StepStone Europe Limited, a private limited liability company incorporated in England and a wholly-owned subsidiary of the Company, Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD”), Marcel Schindler, solely in his capacity as seller representative, and SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller”, and together with SRE Sellers and SIRA Sellers, the “Sellers”);

WHEREAS, the Transaction Agreements provide for, among other things and subject to the terms and conditions therein including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined in the applicable Transaction Agreement), the exchange of the Sellers’ equity interests in SRE, SIRA and SPD, as applicable, for a combination of (i) newly created Class D equity interests in SSG, in the case of SRE and SIRA, or shares of the Company’s Class A Common Stock, par value $0.001 per share, in the case of SPD, and (ii) cash, in up to ten annual exchanges (increased to up to fifteen annual exchanges in certain circumstances in case of the SIRA Sellers) (the “Transactions”);

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Transaction Agreements and to proceed with the transactions contemplated thereby, including the Transactions, the Company and the Class B Committee are entering into this Agreement; and

WHEREAS, the Class B Committee acknowledges that the Company is entering into the Transaction Agreements in reliance on the representations, warranties, covenants and other agreements of the Class B Committee set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Class B Committee hereby agree as follows:

1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the relevant Transaction Agreements.

“Company Shares” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Proxy Designee” means Jason Ment.

2. Agreement to Deliver Written Consent. Prior to the Termination Date (as defined herein), the Class B Committee shall at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Company Shares to be counted as present thereat for purpose of establishing a quorum and vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Company Shares (in all manners and by each applicable class) (i) in favor of the Transactions and the issuance of the shares in connection therewith, and (ii) against any other action that is intended to materially impede, interfere with, delay, postpone or adversely affect the Transactions. As a proxy designee, the Class B Committee agrees to take all actions necessary to cause the record holder and any nominees to vote all of such Company Shares in accordance with this Section 2.

3. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) FROM AND AFTER THE DATE HEREOF UNTIL THE TERMINATION DATE, THE CLASS B COMMITTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS THE COMPANY AND ANY OTHER PROXY DESIGNEE (AS DEFINED ABOVE), EACH OF THEM INDIVIDUALLY, THE CLASS B COMMITTEE’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COMPANY SHARES SOLELY IN ACCORDANCE WITH SECTION 2. THIS PROXY IS IRREVOCABLE (UNTIL THE TERMINATION DATE AND EXCEPT AS TO ANY PROXY DESIGNEE WHOSE DESIGNATION AS A PROXY DESIGNEE IS REVOKED BY THE COMPANY) AND COUPLED WITH AN INTEREST AND THE CLASS B COMMITTEE WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED BY THE CLASS B COMMITTEE WITH RESPECT TO THE COMPANY SHARES (AND THE CLASS B COMMITTEE HEREBY REPRESENTS TO THE COMPANY THAT ANY SUCH OTHER PROXY IS REVOCABLE).

(b) The proxy granted in this Section 3 shall automatically expire upon the termination of this Agreement in accordance with Section 5.

4. No Inconsistent Agreements. The Class B Committee hereby represents, covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Company Shares other than the Stockholders Agreement and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Company Shares.

5. Termination. This Agreement shall terminate upon the earliest of (a) the receipt of the STEP Stockholder Approval, (b) the Closing of any Exchange, (c) the termination of any of the Transaction Agreements in accordance with its terms, and (d) the mutual written agreement of the parties hereto to terminate this Agreement (such earliest date being referred to herein as the “Termination Date”); provided that the provisions set forth in Sections 11 to 20 shall survive the termination of this Agreement; provided further that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

6. Representations and Warranties of the Class B Committee. The Class B Committee hereby represents and warrants to the Company as follows:

(a) The Class B Committee has voting power, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Company Shares. Except for the Stockholders Agreement and this Agreement, the Company Shares are not subject to any voting trust agreement or other contract to which the Class B Committee is a party restricting or otherwise relating to the voting or transfer of the Company Shares. The Class B Committee has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Company Shares, except as contemplated by this Agreement.

(b) The Class B Committee has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Class B Committee, the performance by the Class B Committee of its obligations hereunder and the consummation by the Class B Committee of the transactions contemplated hereby have been duly and validly authorized by the Class B Committee and no other actions or proceedings on the part of the Class B Committee are necessary to authorize the execution and delivery by the Class B Committee of this Agreement, the performance by the Class B Committee of its obligations hereunder or the consummation by the Class B Committee of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Class B Committee and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Class B Committee, enforceable against the Class B Committee in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) (i) Except for the applicable requirements of the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of the Class B Committee for the execution, delivery and performance of this Agreement by the Class B Committee or the consummation by the Class B Committee of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by the Class B Committee nor the consummation by the Class B Committee of the transactions contemplated hereby nor compliance by the Class B Committee with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of the Class B Committee pursuant to, any contract to which the Class B Committee is a party or by which the Class B Committee or any property or asset of the Class B Committee is bound or affected or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Class B Committee or any of the Class B Committee’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Class B Committee to perform its obligations hereunder.

(d) As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against the Class B Committee or, to the knowledge of the Class B Committee, any other Person or, to the knowledge of the Class B Committee, threatened against the Class B Committee or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Class B Committee of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(e) The Class B Committee understands and acknowledges that the Company is entering into the Transaction Agreements in reliance upon the Class B Committee’s execution and delivery of this Agreement and the representations and warranties of the Class B Committee contained herein.

7. Class B Committee Capacity. This Agreement is being entered into by the Class B Committee solely in its capacity as a proxy designee of the Company Shares, and nothing in this Agreement shall restrict or limit the ability of the Class B Committee or any member thereof who is a director or officer of the Company to take any action in his or her capacity as a director or officer of the Company or SSG pursuant to his or her duties (including any fiduciary duties) as a director or officer of the Company or SSG.

8. Non-Survival of Representations and Warranties. The representations and warranties of the Class B Committee contained herein shall not survive the termination of this Agreement.

9. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto and otherwise as expressly set forth herein.

10. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	If to the Class B Committee:

The Class B Committee

Attention: Secretary

E-mail: Jason.Ment@stepstonegroup.com

(ii)	If to the Company or SSG:

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, CA 92037

Attention: Chief Legal Officer

Email: Jennifer.Ishiguro@stepstonegroup.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Edward Sopher; Eric Scarazzo

Email: ESopher@gibsondunn.com;

12. Entire Agreement. This Agreement and the Transaction Agreements (including any annexes, schedules and exhibits thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

13. Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Each of the parties hereto agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708. Each of the parties hereto irrevocably and unconditionally confirms and agrees that it is and shall continue to be (a) subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) subject to service of process in the State of Delaware.

14. Submission to Jurisdiction; Waiver of Jury Trial. To the fullest extent permitted by law, each party hereto hereby irrevocably and unconditionally (i) consents and submits to the exclusive personal jurisdiction and venue of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over any matter, any federal or state court located in the State of Delaware) (the “Delaware Courts”) for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated by this Agreement (and agrees not to commence any litigation relating thereto except in such courts), (ii) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum, (iii) acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising or relating to this Agreement or the transactions contemplated by this Agreement, and (iv) agrees to service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 13 or in any manner prescribed by the Laws of the State of Delaware.

15. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of all other parties, and any such assignment without such prior written consent shall be null and void; provided, however, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

16. Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts, this being in addition to any other remedy to which such party is entitled at law or in equity. To the fullest extent permitted by law, each of the parties hereto hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

17. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

18. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

19. Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

20. No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused to be executed or executed this Agreement as of the date first written above.

StepStone Group Inc.

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused to be executed or executed this Agreement as of the date first written above.

CLASS B COMMITTEE

By:	/s/ Monte M. Brem
	Name:	Monte M. Brem
	Title:	Chair of the Class B Committee

By:	/s/ Jason Ment
	Name:	Jason Ment
	Title:	Secretary of the Class B Committee

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 15, 2024

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/STEP • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-307-0862 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

StepStone Group Inc.

Special Meeting of Stockholders

For Stockholders of record as of March 22, 2024

DATE:	Monday, May 13, 2024
TIME:	4:30 PM, Eastern Time
PLACE:	Special Meeting to be held live via the Internet - please visit
www.proxydocs.com/STEP for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jason P. Ment, Jose A. Fernandez and Jennifer Y. Ishiguro (the “Named Proxies”) and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of StepStone Group Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof and revoking any proxy heretofore given.

WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

StepStone Group Inc.

Special Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSAL 1

PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

	FOR	AGAINST	ABSTAIN

1.  To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s Class A common stock issuable pursuant to the terms of the Transaction Agreements, each dated February 7, 2024 between the Company and the other parties thereto, or related exchange agreement.

	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/STEP

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date